                          SUN CAPITAL ADVISERS TRUST-SM-

                          SEMI-ANNUAL REPORT JUNE 30, 2002

                                   ---------------------------------------------

                                                    Sun Capital-SM- All Cap Fund
                    Sun Capital Investment Grade Bond Fund-Registered Trademark-
                             Sun Capital Money Market Fund-Registered Trademark-
                              Sun Capital Real Estate Fund-Registered Trademark-
                                                        SC-SM- Alger Growth Fund
                                               SC-SM- Alger Income & Growth Fund
                                          SC-SM- Alger Small Capitalization Fund
                                                     SC-SM- Davis Financial Fund
                                                 SC-SM- Davis Venture Value Fund
                                                      SC-SM- INVESCO Energy Fund
                                             SC-SM- INVESCO Health Sciences Fund
                                                  SC-SM- INVESCO Technology Fund
                                          SC-SM- INVESCO Telecommunications Fund
                                     SC-SM- Neuberger Berman Mid Cap Growth Fund
                                      SC-SM- Neuberger Berman Mid Cap Value Fund
                                                        SC-SM- Value Equity Fund
                                                       SC-SM- Value Managed Fund
                                                       SC-SM- Value Mid Cap Fund
                                                     SC-SM- Value Small Cap Fund
                                                   SC-SM- Blue Chip Mid Cap Fund
                                                SC-SM- Investors Foundation Fund
                                                       SC-SM- Select Equity Fund

Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers Inc.-Registered Trademark-, a member of the Sun Life Financial group of companies.

[SUN LIFE FINANCIAL LOGO]

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALL CAP FUND

Since the Fund's inception on May 1, 2002 it has returned -16.40%, trailing the S&P 500 Index return of -7.73%.

The portfolio's overweight in technology and telecommunications was a negative drag on performance as these two sectors were the worst performing sectors of the 10 in the S&P classification system. During the last two months, the portfolio suffered from mistakes owing to our underestimation of the heightened credit environment and the related balance sheet impacts on our more leveraged names. The current environment is quite unforgiving for any companies that have hints of accounting questions (whether deserved or not) and/or relatively leveraged balance sheets. Specifically, Sprint PCS, Lucent Technologies, and Legato Systems were punished during the period, but we believe all three of the companies have the balance sheet strength and the operating ability to weather the current environment, and represent sound values at current prices.

With the S&P 500 Index down 13.32% during the quarter, and not a single sector showing positive returns for the quarter, success and failure must be measured in relative terms. The five sectors that beat the market's return were materials, consumer staples, energy, financials and consumer discretionary. It is notable that two cyclical groups, energy and materials, remain in positive territory for the year to date period, suggesting that confidence toward global economic recovery has not been broken. Industrials, health care, utilities, telecommunications and information technology were the poorest performers during the quarter. Specifically, telecommunication services and information technology were down 24% and 26%, respectively.

The stock market is struggling for several reasons, including: 1) a higher equity risk premium associated with the events of September 11, 2) questions about the integrity of corporate management, 3) a belief that the economic recovery is happening too slow, and 4) weakness in the U.S. dollar. Major stock indexes have not had an up year since 1999. If 2002 were to be a down year, it would be the first time since the Depression that the major indexes were negative performers for three straight years. Normally, the market begins to rise when signs of economic recovery appear, even before actual improvements show up in corporate profits. It seems that most investors have chosen not to enter the market or to make long term commitments due to the uncertainty created by the aforementioned concerns.

Solidly positive economic reports from the government continued during the quarter, nevertheless, it appears that there is a disconnect between the market's behavior and the general level of economic activity. In essence, fundamental discussions about GDP and basic economics have not swayed investors to re-enter the market, as investors appear spooked by accounting scandals and fears of more terrorist attacks. The economic recovery began in the first quarter with a GDP increase of 6%, which reflected inventory replenishment. The second quarter's GDP is also expected to be positive, in the +2% range.

We are capitalizing on the opportunities that the recent market volatility has provided, by adding to positions that have weakened due to non-fundamental issues. For example, the telecommunication and information technology sectors were very weak during the second quarter due to concerns about the speed of recovery of corporate spending and the level of debt that the companies have on their balance sheets. After an extensive analysis, it was concluded that numerous bankruptcies in the telecommunication sector were causing investors to "paint the sector with a wide brush", and many well-capitalized companies with strong cash flows were negatively impacted.

In terms of the outlook, we remain convinced that the market remains oversold, especially in small-mid capitalization technology stocks and investment-grade telecommunication stocks. It is our belief that many managers are simply "piling-on" the current price trend, and disregarding fundamentals. It has always been our understanding that technology is a cyclical growth industry. As such, technology stocks were over-valued during 1998-2000, when the stocks were priced as if they were to grow uninterrupted for many years.

Likewise, it is our belief that the time to buy cyclical stocks is when the negative outlook is priced into the shares, they are trading at favorable price to sales ratio and they have sufficient balance sheet strength to survive the cycle. Equity investors can achieve the best operating leverage in their own portfolios at times such as these. While we are convinced that the stocks in the All Cap Fund represent sound values, we can not say the same for the large-capitalization names that dominate the S&P 500 and Dow Jones Industrial Average. It is still our belief that corporate spending on technology-related infrastructure will begin to return in the fourth quarter of 2002. The prices of many of the shares in our portfolio do not reflect the belief in the commencement of a recovery in corporate spending.
Going forward, we will continue to buy attractively valued shares of solid companies after overreaction-driven declines, and to sell highly valued stocks, especially ones that strongly participate in market rallies. This strategy has proven lucrative for us for the last five years. We believe that this relative value approach should position the portfolio to outperform the S&P 500 over the long term, regardless of the direction of the economy.

TOP TEN EQUITY HOLDINGS                                    TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                           AT JUNE 30, 2002
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
Prudential Financial, Inc.                     4.0%          Telecommunications                      14.5%
Dollar General Corp.                           4.0%          Software                                 9.9%
Parametric Technology Corp.                    3.8%          Insurance                                9.1%
Waste Management, Inc.                         3.6%          Health Care Equipment & Supplies         8.2%
AT&T Corp.                                     3.5%          Retail                                   6.0%
Avaya, Inc.                                    3.5%
GATX Corp.                                     3.4%
AOL Time Warner, Inc.                          3.4%
Boston Scientific Corp.                        3.2%
Archer-Daniels-Midland Co.                     3.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALL CAP FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               ALL CAP FUND  S&P 500 INDEX
 MAY 1, 2002     $10,000        $10,000
May 31, 2002         $9,670         $9,926
June 30, 2002        $8,360         $9,227

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
All Cap Fund......................................          -16.40%
S&P 500 Index.....................................           -7.73%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market. **Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the All Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.
***For the period from May 1, 2002 (commencement of operations) to June 30,
2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTMENT GRADE BOND FUND

The return on the Investment Grade Bond Fund for the six-month period ended
June 30, 2002, was 1.04%. The portfolio return was below the 3.79% return for the Lehman Brothers Aggregate Bond Index (Lehman Aggregate). An extremely treacherous credit market characterized by tremendous volatility brought on by numerous corporate scandals made navigating the fixed income markets during the first-half of 2002 quite challenging. Our holdings in the telecommunications and utility sectors negatively affected our performance during the first six months of 2002, as did our underweights (relative to the Index) in the safe harbors of the U.S. Treasury and Agency sectors. Portfolio allocations at June 30, 2002 continued to reflect our belief that over time, spread sectors will provide superior performance on a relative basis. During the first six months of 2002, holdings in the credit sector jumped from 36.5% at December 31, 2001 to almost 43% while holdings in the mortgage sector declined from almost 33% to just shy of 30%. Our below investment grade holdings declined over the most recent six month period, falling more than 2% to 4.8% as many high yield sectors continued to appear overvalued when contrasted to their higher rated brethren.

As we began 2002, it was predetermined that the Federal Reserve would be raising interest rates sometime during the year: consumer spending remained strong, the housing market continued to be robust and measures of strength in the manufacturing sector began to emerge. In addition, the capital markets appeared strong and ready for a second half recovery as eleven interest rate reductions were beginning to filter their way through to the business side of the economy. Now however, an increase in interest rates during 2002, with the S&P 500 down greater than 13% (through June 30), and the NASDAQ Composite down almost 25%, appears remote.

With the legitimacy of the bull market of the late 1990s in question, the current stock and bond markets appear determined to erase any of their gains. In addition, capital spending, specifically information technology spending, has remained weak, as organizations appear reluctant to spend with the economy in such an unstable state. If that was not enough, U.S. Dollar weakness coupled with the omnipresent geopolitical risk should cause concern to members of the Federal Open Market Committee (FOMC) to preclude any imminent increase in the Fed Funds rate.

As we head into the second half of 2002, we believe market volatility will continue unabated until we experience a couple of quarters without corporate scandals. On the economic front, greater defense spending, eleven interest rate cuts, coupled with tax refunds as well as a strong housing market should prevent the economy from "double dipping" or falling back into recession. The consumer remains strong helped by the aforementioned, but also by the growing equity that is available as a result of residential real estate prices that seem to defy gravity. However, threats of terrorism, a weakening U.S. Dollar, unstable consumer confidence, limited business capital spending and erratic capital markets are just a few of the themes that we will monitor on a daily basis.

With stable interest rates, at least in the near term, and adequate stimuli released into the economy, we will continue to overweight the non-Treasury sectors of the Lehman Aggregate Index as a means to enhance relative returns. The credit markets should benefit from positive market technicals during the second half of 2002; a diminished new issue calendar and flows into fixed income funds from beaten and battered equity funds should provide for a positive platform. Many companies continue to preach about the importance of cash flow, debt reduction and efficiency improvement. Our focus will be on these corporations that demonstrate solid cash flows, adequate liquidity and hard assets in industries with good prospects.

TOP TEN BOND ISSUERS                                         TOP FIVE BOND SECTORS
AT JUNE 30, 2002                                             AT JUNE 30, 2002
----------------------------------------------------------   ----------------------------------------------------------
                                           % OF NET ASSETS                                              % OF NET ASSETS
                                           ---------------                                              ---------------
Government National Mortgage Assn.              15.5%          U.S. Government Agency Obligations            43.0%
U.S. Treasury Bonds and Notes                   13.7%          Electric Utilities                            10.1%
Federal Home Loan Mortgage                       9.4%          Financial Services                             8.4%
Federal National Mortgage Assn.                  5.7%          Asset Backed Securities                        3.2%
General Motors Acceptance Corp.                  2.2%          Commercial Mortgage Backed
Peco Energy Transition Trust                     2.2%          Securities                                     3.2%
NiSource Finance Corp.                           1.8%
CIT Group, Inc.                                  1.4%
General Electric Capital Corp.                   1.3%
American Express                                 1.2%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INVESTMENT GRADE    LEHMAN BROTHERS
                 BOND FUND      AGGREGATE BOND INDEX
Dec 7, 1998            $10,000               $10,000
Dec 31, 1998           $10,004               $10,025
Mar 31, 1999           $10,045                $9,975
Jun 30, 1999            $9,956                $9,888
Sep 30, 1999            $9,963                $9,955
Dec 31, 1999            $9,948                $9,943
Mar 31, 2000           $10,120               $10,162
Jun 30, 2000           $10,291               $10,338
Sep 30, 2000           $10,591               $10,651
Dec 31, 2000           $10,929               $11,099
Mar 31, 2001           $11,278               $11,435
Jun 30, 2001           $11,351               $11,499
Sep 30, 2001           $11,656               $12,031
Dec 31, 2001           $11,717               $12,037
Mar 31, 2002           $11,730               $12,048
Jun 30, 2002           $11,839               $12,493

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                         LIFE OF
                           SIX MONTHS  ONE YEAR  TWO YEARS  THREE YEARS  FUND***
                           ----------  --------  ---------  -----------  -------
Investment Grade Bond
  Fund...................      1.04%     4.30%      7.25%       5.94%     4.85%
Lehman Brothers Aggregate
  Bond Index.............      3.79%     8.63%      9.92%       8.11%     6.37%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 MONEY MARKET FUND

For the six months ended June 30, 2002, the total return of the Money Market Fund was 0.59%, compared to 0.89% for the Merrill Lynch three-month U.S. Treasury Bill Index.

At June 30, 2002, the Fund had net assets of $123.3 million compared to $116.9 million at year-end. The Fund had a seven-day yield of 1.17% and an average maturity of 41 days. The portfolio was 86% invested in highly rated commercial paper, 11% in Treasury and agency discount paper, and 3% in other liquid short-term investments.

During the first half of 2002, money market interest rates, as measured by the three-month Treasury bill, traded in a range between 1.55% and 1.86%. The yield on three-month Treasury bills began the year at 1.77%, declined to 1.55% by mid-January, rose to a high of 1.86% in mid-March and closed June 30, 2002 at 1.68%. 90-day commercial paper yields traded in a narrow range of 1-15 basis points over Treasury bills during the six months. On June 26th the Federal Reserve's monetary-policy committee voted for the fourth time this year to leave the key Federal Funds rate unchanged at 1.75%. A persistent stock slump could hurt a normal economic recovery, prompting businesses to postpone plans for capital investment and new hiring. This environment could result in the Federal Reserve holding rates at low levels for an extended period.

TOP TEN ISSUERS
AT JUNE 30, 2002
-------------------------------------------------------------------
                                                    % OF NET ASSETS
                                                    ---------------
McDonald's Corp.                                         4.1%
International Business Machines Corp. (IBM)              4.1%
Federal Home Loan Mortgage                               4.1%
Diageo Capital PLC                                       4.0%
Schering Corp.                                           3.8%
Citicorp                                                 3.8%
American Express Credit Corp.                            3.7%
Pitney Bowes, Inc.                                       3.7%
Toyota Credit de Puerto Rico                             3.7%
Morgan Stanley Dean Witter & Co.                         3.6%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONEY MARKET FUND AND THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MONEY        MERRILL LYNCH
              MARKET FUND  3-MONTH T-BILL INDEX
Dec 7, 1998       $10,000               $10,000
Dec 31, 1998      $10,031               $10,030
Mar 31, 1999      $10,138               $10,136
Jun 30, 1999      $10,246               $10,255
Sep 30, 1999      $10,363               $10,385
Dec 31, 1999      $10,495               $10,513
Mar 31, 2000      $10,635               $10,660
Jun 30, 2000      $10,785               $10,822
Sep 30, 2000      $10,949               $10,985
Dec 31, 2000      $11,114               $11,164
Mar 31, 2001      $11,257               $11,332
Jun 30, 2001      $11,368               $11,459
Sep 30, 2001      $11,457               $11,583
Dec 31, 2001      $11,513               $11,657
Mar 31, 2002      $11,547               $11,707
Jun 30, 2002      $11,581               $11,763

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                         LIFE OF
                           SIX MONTHS  ONE YEAR  TWO YEARS  THREE YEARS  FUND***
                           ----------  --------  ---------  -----------  -------
Money Market Fund........      0.59%     1.88%      3.63%       4.17%     4.20%
Merrill Lynch 3-month
  U.S. Treasury Bill
  Index..................      0.89%     2.63%      4.25%       4.67%     4.66%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 REAL ESTATE FUND

For the six months ended June 30, 2002, the Fund posted a total return of 12.66% compared to a 13.54% return for the Morgan Stanley REIT Index. The Morgan Stanley REIT Index outperformed the total return of most other major stock market indices for the latest quarter and year-to-date.

Retail REITs were the best performers of the Fund for the first half of the 2002, and for the last twelve months. High dividend yields and relatively stable earnings have been the primary reasons for their strong performance. Despite the slowing economy, well located, quality Regional Mall REITs continued to do well. Strip Center REITs also did well, with the exception of those with exposure to bankrupt retailer Kmart. Our retail REIT holdings fit the description of having well located, quality properties, however, one REIT, Kimco, does have significant exposure to Kmart, and as a result, underperformed the REIT index for the last three months, six months, and twelve months. Our four Regional Mall REITs, General Growth Properties (+35%), CBL & Associates (+32%), Simon Property Group (+30%), and Macerich (+21%) beat the index handily for the last six months. In addition to the Regional Mall REITs, our top performers for the last twelve months also included Strip Center REITs Federal Realty (+25%), IRT Property (+25%), and Developers Diversified (+22%). The stocks that hurt the Fund's relative performance included Equity Office Properties (+3.5%), AvalonBay Communities (+1.6%), Highwoods (+4.6%), BRE Properties (+3.6%), and Kimco (+4.1%).

For the REIT market overall, all property types except Hotels registered positive returns for the last three-month period. For the trailing six-month and twelve-month periods all REIT property types registered positive returns. The Apartment, Office, and Hotel sectors all underperformed the overall index for the last year. The Outlet Center, Triple Net Lease, Regional Mall, Self Storage, Strip Center, and Industrial sectors were the largest outperformers compared to the Index. REITs performed well for the six-month period mainly due to the relative stability of their dividends in the context of broad market earnings uncertainty. The strongest performance among REITs came from some of the consumer related property types, once again. The strength of the consumer has allowed retailers to maintain stable occupancy levels and rents. The Industrial sector showed strength in the quarter, possibly indicating that its fundamentals have reached their trough. The Office and Apartment sectors, however, continue to be impacted by the economy and have not yet displayed a bottoming in fundamentals.

While we still have a substantial position in Apartments, which we believe should still help us in the event of a speedy economic recovery, we have gone from being overweight in Apartments last quarter to being underweight currently. Furthermore, due to our bullishness on more geographically focused REITs that concentrate their efforts primarily in markets with high barriers to entry, we have reduced our positions in Equity Office Properties, a national Office REIT, and in Equity Residential, a national Apartment REIT. In addition, new positions in Boston Properties (Office) and Archstone-Smith (Apartments) were added. Both Boston Properties and Archstone-Smith are focused on high barrier to entry markets and should benefit more from an economic recovery because their competitors will have less of an ability to add new supply to the market when returns start improving again.

We remain underweight in the Apartment, Hotel, Diversified, Triple Net Lease, Manufactured Home, and Outlet Center property types, and of those property types, we are only invested in Apartments and Diversifieds. The largest overweight position is in the Regional Mall property type, which helped performance for the quarter. We are also overweight the Office property type, as it is one of the few property types that is trading at a discount to NAV.

In our opinion REITs are fairly valued and should be viewed as an essential part of any diversified portfolio based on their diversification benefits and the stable and predictable current income that they provide.

TOP TEN EQUITY HOLDINGS                                    TOP FIVE PROPERTY TYPES
AT JUNE 30, 2002                                           AT JUNE 30, 2002
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
SL Green Realty Corp.                           8.0%         Office                                  25.4%
Boston Properties, Inc.                         6.2%         Regional Malls                          17.0%
Apartment Investment & Management Co.           6.0%         Apartments                              16.3%
CBL & Associates Properties, Inc.               6.0%         Shopping Centers                        12.7%
General Growth Properties, Inc.                 5.7%         Mixed                                    8.9%
Vornado Realty Trust                            4.8%
Reckson Associates Realty Corp.                 4.8%
Mack-Cali Realty Corp.                          4.3%
Highwoods Properties, Inc.                      4.2%
Duke Realty Corp.                               4.1%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND AND THE MORGAN STANLEY REIT INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                MORGAN STANLEY
              REAL ESTATE FUND    REIT INDEX
Dec 7, 1998            $10,000         $10,000
Dec 31, 1998            $9,929          $9,774
Mar 31, 1999            $9,365          $9,303
Jun 30, 1999           $10,383         $10,226
Sep 30, 1999            $9,536          $9,398
Dec 31, 1999            $9,534          $9,330
Mar 31, 2000            $9,929          $9,577
Jun 30, 2000           $11,123         $10,571
Sep 30, 2000           $11,987         $11,396
Dec 31, 2000           $12,518         $11,887
Mar 31, 2001           $12,217         $11,829
Jun 30, 2001           $13,556         $13,121
Sep 30, 2001           $13,612         $12,780
Dec 31, 2001           $14,092         $13,411
Mar 31, 2002           $15,139         $14,524
Jun 30, 2002           $15,876         $15,228

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                          LIFE OF
                           SIX MONTHS  ONE YEAR  TWO YEARS  THREE YEARS   FUND***
                           ----------  --------  ---------  -----------  ---------
Real Estate Fund.........     12.66%    17.11%     19.47%       15.21%     13.85%
Morgan Stanley REIT
  Index..................     13.54%    16.06%     19.74%       14.02%     12.50%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The Morgan Stanley REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALGER GROWTH FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The Alger Growth Fund, incepted April 1, 2002, returned -14.30% for the three months ending June 30, 2002, compared to -13.32% for the S&P 500 Index. The fund seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the fund invests primarily in the equity securities of large companies, those having a market capitalization of $1 billion or greater. Individual stock selection is based on the in-depth, fundamental research conducted by our staff of seasoned analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

The second quarter of 2002 was a bad period for large cap growth stocks. However, the fund was able to take advantage of holdings with solid positive returns. Top performing investments that were additive to returns for the period included Lockheed Martin Corp. (+20.9%), UnitedHealth Group, Inc. (+19.8%), General Dynamics Corp. (+13.6%), eBay, Inc. (+8.8%) and Tenet Healthcare Corp. (+6.8%). Poor performing investments included Siebel Systems, Inc. (-56.4%), Sun Microsystems, Inc. (-43.2%), Intel Corp. (-39.9%), Maxim Integrated
Products, Inc. (-31.2%) and Taiwan Semiconductor Manufacturing Co. Ltd. (-31.1%). During the quarter, the Fund benefited from strong security selection in the consumer discretionary sector, but was hurt by an overweighting in the weak technology sector thus underperforming the S&P 500 Index.

The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Federal Reserve continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large cap stocks leading the downturn. At the end of June, the Dow was nearing the 9,000 level, and the Nasdaq was approaching lows that had not been seen since the early days of the Internet boom.

We've been saying for some time that we see a solid second half of the year for the economy and for the markets. There is little question that the economy is on solid footing, with steady growth. In fact, over the long-term, growth in the 3-4% range may be more sustainable and hence more desirable than the oscillations that we've witnessed over the past ten years. Furthermore, recent market performance has been fed not by economic news, and not by corporate earnings news, but by scandal, fear, and unrealistic expectations. Our sense of what the Dow and Nasdaq will do in the months ahead is based on decent but by no means extraordinary profit forecasts of $50 a share for the S&P 500 companies in 2002 and a continued modest, but by no means astonishing, economic expansion. In our opinion, nothing that has happened in the past two months alters that picture.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Target Corp.                               3.6%         Pharmaceuticals                         10.7%
Pfizer, Inc.                               3.2%         Multiline Retail                         8.0%
Baxter International, Inc.                 3.0%         Commercial Services & Supplies           6.9%
Sun Microsystems, Inc.                     2.8%         Health Care Facilities                   6.7%
Siebel Systems, Inc.                       2.7%         Computer & Peripherals                   4.6%
Microsoft Corp.                            2.6%
ChevronTexaco Corp.                        2.5%
Avon Products, Inc.                        2.4%
UnitedHealth Group, Inc.                   2.4%
Wal-Mart Stores, Inc.                      2.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER GROWTH FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                ALGER GROWTH FUND  S&P 500 INDEX
APRIL 1, 2002        $10,000          $10,000
April 30, 2002             $9,400         $9,394
May 31, 2002               $9,140         $9,324
June 30, 2002              $8,570         $8,661

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
Alger Growth Fund.................................          -14.30%
S&P 500 Index.....................................          -13.32%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from April 1, 2002 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALGER INCOME & GROWTH FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The Alger Income & Growth Fund, incepted April 1, 2002, returned -12.60% for the three months ending June 30, 2002, compared to -13.32% for the S&P 500 Index. The fund primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. It invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation. Individual stock selection is based on the in-depth, fundamental research conducted by our staff of seasoned analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

The second quarter of 2002 was a bad period for large cap growth stocks. However, the fund was able to take advantage of holdings with solid positive returns. Top performing investments that were additive to returns for the period included Lockheed Martin Corp. (+20.9%), UnitedHealth Group, Inc. (+19.8%), General Dynamics Corp. (+13.6%), eBay, Inc. (+8.8%) and UCBH Holdings, Inc. (+5.8%). Poor performing investments included Siebel Systems, Inc. (-56.4%), Sun Microsystems, Inc. (-43.2%), Intel Corp. (-39.9%), Maxim Integrated
Products, Inc. (-31.2%) and Taiwan Semiconductor Manufacturing Co. Ltd. (-31.1%). During the quarter, the Fund was hurt by an overweighting in the weak information technology sector, but benefited from strong security selection in the health care sector thus underperforming the S&P 500 Index.

The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Federal Reserve continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large cap stocks leading the downturn. At the end of June, the Dow was nearing the 9,000 level, and the Nasdaq was approaching lows that had not been seen since the early days of the Internet boom.

We've been saying for some time that we see a solid second half of the year for the economy and for the markets. There is little question that the economy is on solid footing, with steady growth. In fact, over the long-term, growth in the 3-4% range may be more sustainable and hence more desirable than the oscillations that we've witnessed over the past ten years. Furthermore, recent market performance has been fed not by economic news, and not by corporate earnings news, but by scandal, fear, and unrealistic expectations. Our sense of what the Dow and Nasdaq will do in the months ahead is based on decent but by no means extraordinary profit forecasts of $50 a share for the S&P 500 companies in 2002 and a continued modest, but by no means astonishing, economic expansion. In our opinion, nothing that has happened in the past two months alters that picture.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Microsoft Corp.                            3.5%         Pharmaceuticals                         10.3%
Verizon Communications, Inc.               3.1%         Multiline Retail                         7.4%
The Chubb Corp.                            2.7%         Banks                                    6.5%
Lowe's Cos., Inc.                          2.7%         Commercial Services & Supplies           5.4%
Dell Computer Corp.                        2.7%         Insurance                                5.3%
Wal-Mart Stores, Inc.                      2.7%
UnitedHealth Group, Inc.                   2.7%
XL Capital Ltd.                            2.6%
Johnson & Johnson                          2.6%
Procter & Gamble Co.                       2.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER INCOME & GROWTH FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                ALGER INCOME & GROWTH FUND  S&P 500 INDEX
APRIL 1, 2002            $10,000               $10,000
April 30, 2002                      $9,390         $9,394
May 31, 2002                        $9,200         $9,324
June 30, 2002                       $8,740         $8,661

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
Alger Income & Growth Fund........................          -12.60%
S&P 500 Index.....................................          -13.32%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Income & Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from April 1, 2002 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALGER SMALL CAPITALIZATION FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The Alger Small Capitalization Fund, incepted April 1, 2002, returned -11.90% for the three months ending June 30, 2002, compared to -15.70% for the Russell 2000 Growth Index. The fund seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies, those having a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index. Individual stock selection is based on the in-depth, fundamental research conducted by our staff of seasoned analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

The second quarter of 2002 was a bad period for small cap growth stocks. However, the fund was able to take advantage of holdings with solid positive returns. Top performing investments that were additive to returns for the period included Cross Country Inc. (+40.0%), Corinthian Colleges Inc. (+34.1%), AMN Healthcare Services Inc. (+30.2%), Christopher & Banks Corp. (+28.8%) and Hollywood Entertainment Corp. (+23.1%). Poor performing investments included Cirrus Logic Inc. (-60.9%), Eclipsys Corp. (-60.0%), Synaptics Inc. (-56.3%), NPS Pharmaceuticals Inc. (-53.1%) and Exelixis Inc. (-45.4%). During the quarter, the Fund benefited from strong security selection in the industrials sector and a slight underweighting in the weak technology sector thus underperforming the Russell 2000 Index.

The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Federal Reserve continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large cap stocks leading the downturn. At the end of June, the Dow was nearing the 9,000 level, and the Nasdaq was approaching lows that had not been seen since the early days of the Internet boom.

We've been saying for some time that we see a solid second half of the year for the economy and for the markets. There is little question that the economy is on solid footing, with steady growth. In fact, over the long-term, growth in the 3-4% range may be more sustainable and hence more desirable than the oscillations that we've witnessed over the past ten years. Furthermore, recent market performance has been fed not by economic news, and not by corporate earnings news, but by scandal, fear, and unrealistic expectations. Our sense of what the Dow and Nasdaq will do in the months ahead is based on decent but by no means extraordinary profit forecasts of $50 a share for the S&P 500 companies in 2002 and a continued modest, but by no means astonishing, economic expansion. In our opinion, nothing that has happened in the past two months alters that picture.

TOP TEN EQUITY HOLDINGS                                      TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                             AT JUNE 30, 2002
----------------------------------------------------------   ----------------------------------------------------------
                                           % OF NET ASSETS                                              % OF NET ASSETS
                                           ---------------                                              ---------------
Fair, Issac & Co., Inc.                          1.8%          Health Care Provider & Services                6.8%
Corinthian Colleges, Inc.                        1.8%          Commercial Services & Supplies                 6.1%
Constellation Brands, Inc.                       1.8%          Hotels, Restaurants & Leisure                  5.9%
Charles River Laboratories Int., Inc.            1.7%          Insurance                                      5.3%
ChoicePoint, Inc.                                1.6%          Computer Software                              4.7%
Covance, Inc.                                    1.6%
BISYS Group, Inc.                                1.5%
Unilab Corp.                                     1.5%
Cooper Cameron Corp.                             1.4%
RenaissanceRe Holdings Ltd.                      1.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER SMALL CAPITALIZATION FUND AND THE RUSSELL 2000 GROWTH INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    ALGER SMALL      RUSSELL 2000
                CAPITALIZATION FUND  GROWTH INDEX
April 1, 2002               $10,000       $10,000
April 30, 2002               $9,570        $9,784
May 31, 2002                 $9,410        $9,212
June 30, 2002                $8,810        $8,430

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
Alger Small Capitalization Fund...................          -11.90%
Russell 2000 Growth Index.........................          -15.70%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Russell 2000 Growth Index includes securities of companies in the Russell 2000 Index which have a greater than average growth orientation. The Russell 2000 Index includes the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index, an index representing 98% of the investable U.S. equity market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Small Capitalization Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from April 1, 2002 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS FINANCIAL FUND (SUBADVISED BY DAVIS ADVISORS)

For the six months ended June 30, 2002, the Davis Financial Fund returned -10.87%, while the S&P 500 Index returned -13.09%, and the S&P Financial Index returned -4.25%. Although we are disappointed whenever our shareholders experience a negative return, at Davis we recognize that when building long-term wealth, consistency of performance is more important than short-term performance fluctuations. Portfolio Managers maintain a long-term outlook for each of the stocks and businesses selected for the Davis Financial Fund. The Portfolio Managers believe the merits of their investment discipline will be clearly discernible over 3-, 5-, and 10-year horizons.

The U.S. stock market, as measured by the S&P 500, remained fairly flat during the first quarter of 2002 but has experienced a decline during the second quarter. A number of factors have contributed to this decline including mixed economic data, the continued threat of terrorism and waning trust in corporate accounting practices. However, Congress and the Securities and Exchange Commission are working together and moving closer to accounting reform and an upgrade in corporate governance standards, both of which, over-time, should help reinforce investor confidence and improve the quality of reported corporate earnings.

During the period, the Davis Financial Fund benefited from strong performance of several high quality financial companies including Moody's, Cincinnati Financial, First Data Corp, and Golden West Financial. However, companies such as Citigroup, Stillwell Financial and Morgan Stanley were among our weakest performers. Fears of the potential for rising consumer credit defaults and a softening in consumer spending coupled with weak equity markets contributed to the decline of these holdings. Our conviction in these financial franchises remains strong and we believe these companies are well positioned to benefit from an economic recovery due to their executive leadership, brand name and healthy financial position.

The Fund holds several companies outside the financial sector, including industrials and consumer products. During the period the largest detractor from overall performance was from one of our non-financial holdings, Tyco International, which declined due to the departure of CEO, Dennis Kozlowski and on-going liquidity concerns. We will continue to monitor Tyco closely, and expect that developments relating to the search for new management will be important to any future investment decision with respect to this position.

Our Senior Research Advisor, Shelby M.C. Davis continues to expect that the U.S. market will remain in a trading range for the next several quarters. In market environments such as these, the key to generating competitive long-term results is stock selection and a disciplined approach to research. At Davis we are committed to investing in well managed, financially sound companies with long-term sustainability and growth, and building positions in these companies when the market presents us with value prices.

The Fund remains invested in a diversity of companies across the financial sector from global reinsurance firms, such as Transatlantic Holdings, to diversified financials such as American Express and Citigroup. While the particular market niche or business model of these companies may be very different, they are all alike in that we have a high degree of confidence in the quality of their managements and their long-term prospects for earnings growth.

Our research team is dedicated to identifying company management teams with smart business plans, strong track records for delivering results, entrepreneurial cultures, wise allocation of capital, and smart application of technology. Once we build a position at value prices, we will hold for the long-term. We will not change our investment discipline in reaction to market volatility, momentum, or investor "fads." Our investment discipline remains the same throughout a full market cycle, regardless of the volatility conditions in the stock market. We confidently believe this method is successful in building wealth over the long-term.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
American Express Co.                       7.3%         Insurance                               23.6%
Moodys Corp.                               5.2%         Financial Services                      22.5%
Julius Baer Holding Ltd., Zurich           4.9%         Banking S&L                             20.3%
Bank One Corp.                             4.9%         Investment Firm                         18.8%
Household International, Inc.              4.8%         Consumer Products                        4.6%
Golden West Financial Corp.                4.8%
Stillwell Financial, Inc.                  4.7%
Morgan Stanley Dean Witter & Co.           4.7%
Philip Morris Cos., Inc.                   4.6%
Citigroup, Inc.                            4.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS FINANCIAL FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  DAVIS          S&P
              FINANCIAL FUND  500 INDEX
Jul 17, 2000         $10,000    $10,000
Jul 31, 2000         $10,010     $9,478
Aug 31, 2000         $10,880    $10,067
Sep 30, 2000         $10,930     $9,535
Oct 31, 2000         $10,930     $9,495
Nov 30, 2000         $10,390     $8,747
Dec 31, 2000         $11,339     $8,790
Mar 31, 2001         $10,157     $7,747
Jun 30, 2001         $11,069     $8,206
Sep 30, 2001          $9,503     $6,999
Dec 31, 2001         $10,594     $7,752
Mar 31, 2002         $10,574     $7,772
Jun 30, 2002          $9,443     $6,733

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                           LIFE OF
                                       SIX MONTHS        ONE YEAR          FUND***
                                     ---------------  ---------------  ---------------
Davis Financial Fund...............          -10.87%          -14.69%           -2.89%
S&P 500 Index......................          -13.09%          -17.92%          -18.28%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Financial Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS VENTURE VALUE FUND (SUBADVISED BY DAVIS ADVISORS)

For the period ending June 30, 2002, the Davis Venture Value Fund returned -10.41%, while its benchmark, the S&P 500 Index, returned -13.09%. Although we are disappointed whenever our shareholders experience a negative return, at Davis we recognize that when building long-term wealth, consistency of performance is more important than short-term performance fluctuations. We strive to provide our clients with an "all-weather" investment approach by investing in high quality companies that may thrive over a full market cycle. We therefore believe that the best measure of investment success is consistency of long-term performance.

The U.S. stock market, as measured by the S&P 500, remained fairly flat during the first quarter of 2002 but has experienced a decline during the second quarter. A number of factors have contributed to this decline including mixed economic data, the continued threat of terrorism and waning trust in corporate accounting practices. However, Congress and the Securities and Exchange Commission are working together and moving closer to accounting reform and an upgrade in corporate governance standards, both of which, over-time, should help reinforce investor confidence and improve the quality of reported corporate earnings.

The portfolio maintains strategic allocations to the financial, consumer staples and consumer discretionary sectors. These allocations are based on our top-down analysis of long-term, measurable trends. We have increased our weighting in consumer staples during the past six months. We believe these companies have the potential for strong and consistent cash earnings and will be positive contributors to the portfolio since unlike luxury items, consumers tend to buy "staples" relatively consistently through the peaks and valley of an economic cycle.

There were some notable disappointments in positions such as Tyco, Citigroup, and Household International during the period. Fears of the potential for rising consumer credit defaults and a softening in consumer spending contributed to the decline of Household International and Citigroup. However, our conviction in these financial franchises remains strong and we believe these companies are well positioned to benefit from an economic recovery due to their executive leadership, brand name and healthy financial position. Tyco International was the largest detractor from performance during the period due to the departure of CEO, Dennis Kozlowski and on-going liquidity concerns. We will continue to monitor Tyco closely, and expect that developments relating to the search for new management will be important to any future investment decision with respect to this position.

It is important to note that while the portfolio produced negative results during the period a number of positions including Wells Fargo, UPS, Devon Energy, and Golden West Financial provided strong results.

Our Senior Research Advisor, Shelby M.C. Davis continues to expect that the U.S. market will remain in a trading range for the next several quarters. In market environments such as these, the key to generating competitive long-term results is stock selection and a disciplined approach to research. At Davis we are committed to investing in well managed, financially sound companies with long-term sustainability and growth, and building positions in these companies when the market presents us with value prices.

Our investment discipline remains the same throughout a full market cycle, regardless of the volatility conditions in the stock market. We select only high quality, well-managed companies with strong growth prospects for the portfolio. We will buy these stocks when the market presents us with value prices. Our research team is dedicated to identifying company management teams with smart business plans, strong track records for delivering results, entrepreneurial cultures, wise allocation of capital, and smart application of technology. Once we build a position, we will hold for the long-term.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
American Express Co.                       6.8%         Financial Services                      16.8%
Philip Morris Cos., Inc.                   5.5%         Banking S&L                             10.2%
Household International, Inc.              4.0%         Energy Sources                           6.8%
American International Group, Inc.         3.9%         Consumer Products                        5.5%
Wells Fargo & Co.                          3.8%         Pharmaceuticals                          5.4%
United Parcel Service, Inc.                3.6%
Citigroup, Inc.                            3.5%
Costco Wholesale Corp.                     2.9%
Berkshire Hathaway, Inc.                   2.9%
Golden West Financial Corp.                2.7%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS VENTURE VALUE FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              DAVIS VENTURE     S&P
               VALUE FUND    500 INDEX
Jul 17, 2000        $10,000    $10,000
Jul 31, 2000         $9,640     $9,478
Aug 31, 2000        $10,220    $10,067
Sep 30, 2000         $9,770     $9,535
Oct 31, 2000         $9,790     $9,495
Nov 30, 2000         $9,300     $8,747
Dec 31, 2000         $9,858     $8,790
Mar 31, 2001         $8,885     $7,747
Jun 30, 2001         $9,156     $8,206
Sep 30, 2001         $7,943     $6,999
Dec 31, 2001         $8,812     $7,752
Mar 31, 2002         $8,731     $7,772
Jun 30, 2002         $7,894     $6,733

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                           LIFE OF
                                       SIX MONTHS        ONE YEAR          FUND***
                                     ---------------  ---------------  ---------------
Davis Venture Value Fund...........          -10.41%          -13.78%          -11.38%
S&P 500 Index......................          -13.09%          -17.92%          -18.28%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESCO ENERGY FUND (SUBADVISED BY INVESCO FUNDS GROUP, INC.)

For the six months ended June 30, 2002, the fund gained 5.13% and outperformed its benchmark, the S&P 500, which returned -13.09%. Amid a difficult backdrop for the stock market, the fund benefited from a favorable environment for energy stocks. As economic data became increasingly upbeat during the first half of the period, we emphasized those growth-oriented energy companies that we believed would outperform in a stronger economy.

During the difficult second half of the period, our strong relative performance was attributable to solid returns from a number of key holdings in the fund. For example, Pioneer Natural Resources (35.25%) advanced thanks to the continued success of its oil well in West Africa. Additionally, the company's various development projects progressed favorably and on schedule throughout the second quarter. Another positive contributor was Gulf Indonesia Resources Limited (46.56%), boosted by the announcement in May that Conoco Canada, which already owns 72% of Gulf Indonesia, would be purchasing the remainder of the company.

While we successfully navigated the Enron (not a fund holding) debacle, some of our stocks took collateral damage from the energy trader's demise. For example, our position in El Paso Corp (-21.12) was unable to overcome the negative sentiment and declined during the period.

Early in the period, energy stocks were among the market leaders, despite above-average inventory levels in the oil and gas industries and unseasonably warm weather across the U.S. The sector's returns followed commodity prices, which improved markedly when signs of an economic bottom and subsequent anticipation of a recovery took center stage. Heightened turbulence in the Middle East also played a role in sending prices higher.

Although energy stocks retreated more recently, they held up significantly better than the broader market. Turbulence in the Middle East and Venezuela as well as discussion about the next phase of the war on terrorism supported oil prices, as did OPEC's decision in June to maintain current production quotas. At the same time, energy demand slackened due to the onset of "shoulder months" -- months such as April and May when it was no longer cold enough for consumers to turn up their thermostats, and not yet hot enough to spur air conditioning use.

Looking ahead, we are bullish on the energy sector's short- and long-term prospects. The fund's investment strategy has always been founded on research indicating that the U.S. economy will continue to require inexpensive and dependable energy sources for future economic expansion, and this trend shows no signs of abating. Indeed, we believe that the energy industry is entering a multiyear cycle of capacity expansion.

With this in mind, we will continue to invest in a highly diversified group of holdings representing a full range of areas within the energy sector, such as oil services, exploration and production, and natural gas pipeline companies.

TOP TEN EQUITY HOLDINGS                                      TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                             AT JUNE 30, 2002
----------------------------------------------------------   ---------------------------------------------------------------
                                           % OF NET ASSETS                                                   % OF NET ASSETS
                                           ---------------                                                   ---------------
Murphy Oil                                       5.3%         Oil & Gas Equipment Services                        27.8%
Kerr-McGee Corp.                                 3.9%         Oil & Gas - Exploration & Production                26.2%
Noble Corp.                                      3.8%         Oil & Gas - Drilling                                18.2%
Apache Corp.                                     3.7%         Integrated Oil & Gas                                13.8%
Pioneer Natural Resources                        3.6%         Natural Gas Pipeline                                 2.0%
Weatherford International Ltd.                   3.5%
Amerada Hess Corp.                               3.2%
Conoco, Inc.                                     3.2%
FMC Technologies                                 3.1%
Baker Hughes, Inc.                               3.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESCO ENERGY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INVESCO       S&P
              ENERGY FUND  500 INDEX
May 1, 2001       $10,000    $10,000
Jun 30, 2001       $9,190     $9,822
Sep 30, 2001       $7,680     $8,381
Dec 31, 2001       $8,582     $9,277
Mar 31, 2002       $9,563     $9,300
Jun 30, 2002       $9,022     $8,022

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                           LIFE OF
                                       SIX MONTHS        ONE YEAR          FUND***
                                     ---------------  ---------------  ---------------
INVESCO Energy.....................            5.13%           -1.83%           -8.44%
S&P 500 Index......................          -13.09%          -17.92%          -16.86%

The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the INVESCO Energy Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESCO HEALTH SCIENCES FUND (SUBADVISED BY INVESCO FUNDS GROUP, INC.)

For the six-month period ended June 30, 2002, the portfolio declined by -15.43% and slightly underperformed the return of the S&P 500 Index, which suffered a decline of -13.09%.

Early in the year, the portfolio was hampered by its substantial weighting in biotechnology stocks. Even though we have always focused on more established -- rather than speculative -- biotech issues, with skepticism mounting over the economic recovery and many promising products failing to make it past the final stage of development, holdings from this area lagged.

Given these circumstances, we repositioned the portfolio at the beginning of the second quarter, investing more assets in health care services companies, such as hospitals and HMOs, while trimming our biotechnology weighting. These adjustments aided the fund throughout the remainder of the half, as hospital chains like Wellpoint Health Networks (11.03%), HCA Inc (23.36%), and Tenet Healthcare (21.85%) all posted strong gains. On the biotech side, we scaled back and concentrated on companies that have already proven themselves with successful products.

Another positioning change during the period was our increased emphasis on foreign pharmaceuticals, which generally performed better than their American counterparts. For example, European generic manufacturer Novartis AG (11.47%) rose on news of strong sales and an increase in profits, and Israeli specialty pharmaceutical firm Teva Pharmaceutical Industries (8.61%) outperformed the broad market. On the other hand, Abbott Laboratories (-31.92%) declined sharply toward the end of the half after announcing that one of its manufacturing facilities was under scrutiny by the Food and Drug Administration (FDA).

Health care stocks experienced their share of volatility during the first half, and we saw mixed results from the various areas comprising the sector. Product setbacks and earnings misses plagued biotechnology companies, while patent expirations and unfavorable FDA findings weighed on a number of pharmaceuticals. On the other hand, investors found the cost and enrollment trends for hospitals and other more defensive, service-related businesses appealing, and these stocks typically fared well.

Looking ahead, we continue to see particularly attractive opportunities in the health care services and medical device sub-sectors at this time, as enrollment trends and earnings growth in these areas have remained relatively strong through the market downturn. At the same time, we are less bullish on biotechnology companies, which, in our opinion, could continue to experience the types of product setbacks and earnings disappointments that have become common to that sector in recent months. We are also taking a highly selective approach to stock selection in the large-cap pharmaceuticals arena, focusing on those names with the strongest market positions and most promising pipelines.

TOP TEN EQUITY HOLDINGS                                        TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                               AT JUNE 30, 2002
------------------------------------------------------------   ------------------------------------------------------------
                                             % OF NET ASSETS                                                % OF NET ASSETS
                                             ---------------                                                ---------------
AmerisourceBergen Corp.                            5.4%          Pharmaceuticals                                 43.0%
WellPoint Health Networks, Inc.                    5.1%          Managed Health Care                             15.7%
HCA, Inc.                                          4.5%          Health Care Facilities                          11.1%
Johnson & Johnson                                  4.5%          Health Care Distributors & Services             10.4%
Pfizer, Inc.                                       4.4%          Biotechnology                                    9.5%
Forest Laboratories                                4.2%
Tenet Healthcare                                   4.2%
Allergan, Inc.                                     4.1%
UnitedHealth Group                                 4.1%
Triad Hospitals                                    4.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESCO HEALTH SCIENCES FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 INVESCO
                 HEALTH         S&P
              SCIENCES FUND  500 INDEX
May 1, 2001         $10,000    $10,000
Jun 30, 2001        $10,310     $9,822
Sep 30, 2001         $9,640     $8,381
Dec 31, 2001        $10,240     $9,276
Mar 31, 2002         $9,700     $9,300
Jun 30, 2002         $8,660     $8,022

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                           LIFE OF
                                       SIX MONTHS        ONE YEAR          FUND***
                                     ---------------  ---------------  ---------------
INVESCO Health Sciences Fund.......          -15.43%          -16.00%          -11.60%
S&P 500 Index......................          -13.09%          -17.92%          -16.86%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the INVESCO Health Sciences Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESCO TECHNOLOGY FUND (SUBADVISED BY INVESCO FUNDS GROUP, INC.)

For the six-month period ended June 30, 2002, the portfolio returned -34.13% and underperformed the S&P 500 Index which returned -13.09%. Throughout the period, the fund's historically high beta and growth orientation worked against it. While these underlying characteristics are central to our charter, they proved detrimental in light of the continued bear market in technology.

Despite the market's headwinds, we continued to focus on leading companies that are solidly positioned for the long haul and have strong enough balance sheets to withstand market downturns. These higher-quality companies have been core holdings of the fund for some time. We have also devoted a significant portion of the fund's assets to technology companies with long-term growth potential that is lower than we usually seek, but whose businesses are stable and predictable. That's not to say we have completely abandoned our growth focus. However, given the market's unwillingness to look beyond the end of the year when assessing a company's prospects, aggressive growth opportunities have become less of an emphasis.

The bear market in technology stocks continued during the first half of the year. After a challenging first quarter, during which investors worried whether tech companies were benefiting from the improving economy, tech stocks declined even further during the second quarter. Investor pessimism intensified throughout the period, and valuations continued to contract. Repeated incidence of corporate accounting shenanigans only exacerbated investors' risk-averse attitude.

At the beginning of the year, we had expected that 2002 would be a better year for technology investors than 2001. Obviously, that has not been the case. Nevertheless, we believe that demand for technology products and services will improve as the economy strengthens and that the productivity improvements seen during the economic expansion were not a fluke but were strongly influenced by the broad adoption of new technologies. Furthermore, the lack of corporate investing in technology at this stage of the recovery is not surprising. Historically, a resumption of such investment has taken about two quarters on average following a turnaround in profits -- suggesting a rebound in spending during the final quarter of 2002.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Nasdaq-100                                 4.0%         Semiconductors                          20.5%
Microchip Technology, Inc.                 3.1%         Systems Software                        10.6%
First Data Corp.                           2.7%         Application Software                     8.9%
Dell Computer                              2.6%         IT Consulting & Services                 6.2%
Microsoft Corp.                            2.6%         Data Processing Services                 6.0%
BISYS Group                                2.5%
Symantec Corp.                             2.1%
Fiserv, Inc.                               2.1%
Cisco Systems                              2.1%
Maxim Intergrated Products                 1.9%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESCO TECHNOLOGY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INVESCO
              TECHNOLOGY     S&P
                 FUND     500 INDEX
May 1, 2001      $10,000    $10,000
Jun 30, 2001      $8,740     $9,822
Sep 30, 2001      $5,240     $8,381
Dec 31, 2001      $7,150     $9,277
Mar 31, 2002      $6,660     $9,300
Jun 30, 2002      $4,710     $8,022

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                           LIFE OF
                                       SIX MONTHS        ONE YEAR          FUND***
                                     ---------------  ---------------  ---------------
INVESCO Technology Fund............          -34.13%          -46.11%          -47.54%
S&P 500 Index......................          -13.09%          -17.92%          -16.86%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the INVESCO Technology Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESCO TELECOMMUNICATIONS FUND (SUBADVISED BY INVESCO FUNDS GROUP, INC.)

For the six-month period ended June 30, 2002, the portfolio returned -43.63% and underperformed the broader market, as measured by the S&P 500 Index which returned -13.09%. Once again, success in the telecommunications sector meant owning the stocks that declined the least, and in this regard, the fund was positioned appropriately, as we continued to emphasize more defensive names. True, you would not know it by looking at the fund's absolute returns, but considering the declines endured by some telecom sub-sectors, returns could have been much worse.

For example, although the portfolio's incumbent service providers, such as Verizon Communications (-14.01%) and SBC Communications (-21.05%), declined, they outperformed the rest of the telecom sector. Although these companies fell in sympathy with the rest of the market, their diverse menu of services has insulated their fundamentals somewhat, at least when compared to other telecom sectors. However, the incumbent service providers have been affected by the slow economy, which has kept the group's shares under pressure.

The rest of the sector performed even worse. In wireless, stocks declined sharply as investors rationalized disappointing subscriber growth. Telecom equipment companies fell on continued depressed corporate telecom spending. And cable and media companies slipped lower as investors worried about any company with complex accounting -- a trait that many of the companies in this sub-sector possess.

Stocks continued their decline during the first six months of 2002. As the period progressed, several negative developments hurt investor confidence. First, the geopolitical landscape grew increasingly uncertain. On top of the persistent threat of terrorist attacks, the first half saw tensions rise on the West Bank and nuclear rivals India and Pakistan on the brink of war. Repeated incidence of corporate accounting scandals also rocked Wall Street, as several former market-leading companies confessed they had employed fraudulent or dubious accounting practices. Combined, these developments unnerved investors, and stocks retested their September lows, with technology and telecommunications stocks bearing the brunt of the selling.

Despite the sector's abysmal showing, there is light at the end of the tunnel. In the past, we have suggested that, before the sector can enjoy a return to strong performance, a rationalization must take place, during which the excesses created during the bubble years are wrung out. Recently, we have started to see signs that the rationalization is underway. One indication was the recent decision by Qwest Communications International (-80.18%) to close its European venture. Another sign was WorldCom's (not a fund holding) announcement that it would shut down its wireless service. Both of these developments reveal an industry coming to grips with its potential.

As an increasing number of competitors fade or are consolidated, the survivors will have a larger piece of the pie. While it may be a while before the industry becomes efficient again, we are encouraged that it's finally making progress.

TOP TEN EQUITY HOLDINGS                                        TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                               AT JUNE 30, 2002
------------------------------------------------------------   ------------------------------------------------------------
                                             % OF NET ASSETS                                                % OF NET ASSETS
                                             ---------------                                                ---------------
Cisco Systems, Inc.                                4.6%         Integrated Telecommunication Services            29.6%
Telefonos de Mexico S.A. de C.V.                   4.5%         Cable & Satellite Operators                       8.0%
Liberty Media Corp.                                4.4%         Wireless Telecommunication Services               7.8%
CenturyTel, Inc.                                   4.3%         Telecommunications Equipment                      7.2%
Verizon Communications, Inc.                       4.0%         Networking Equipment                              6.1%
Bellsouth Corp.                                    3.8%
SBC Communications, Inc.                           3.7%
Viacom, Inc.                                       3.2%
Vodafone Group PLC                                 3.0%
KT Corp.                                           3.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESCO TELECOMMUNICATIONS FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   INVESCO
              TELECOMMUNICATIONS     S&P
                     FUND         500 INDEX
May 1, 2001              $10,000    $10,000
Jun 30, 2001              $7,860     $9,822
Sep 30, 2001              $4,680     $8,381
Dec 31, 2001              $5,570     $9,277
Mar 31, 2002              $4,260     $9,300
Jun 30, 2002              $3,140     $8,022

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                           LIFE OF
                                       SIX MONTHS        ONE YEAR          FUND***
                                     ---------------  ---------------  ---------------
INVESCO Telecommunications Fund....          -43.63%          -60.05%          -62.93%
S&P 500 Index......................          -13.09%          -17.92%          -16.86%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the INVESCO Telecommunications Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MID CAP GROWTH FUND
 (SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

The Neuberger Berman Mid Cap Growth Fund outperformed the Russell Midcap Growth Index (RMCG) in the six-month period ending June 30, 2002. The portfolio returned -17.26% versus the index's return of -19.70%.

Information Technology (IT) had the most negative impact on year to date total return. However, our selection of IT stocks performed better than those in the index. In addition, we benefited from our decision to have lower exposure to the sector.

Health Care stocks also detracted from total return. Again, our holdings experienced declines not as steep as those in the RMCG. Fears of potential generic drug competition and drug approval setbacks pressured pharmaceutical and biotechnology companies. We continue to own companies in these industries that we believe are fundamentally sound. Our companies in the equipment, facilities, and distribution & services industries have, in our opinion, performed well in this difficult environment. We believe they should continue to experience strong revenue and earnings growth trends.

Our small position in Consumer Staples contributed positively to total return. Our holdings in Industrials and Energy also positively impacted total return. As of June 30, 2002, we have no exposure to the Materials, Telecommunications Services and Utilities sectors.

The first half of 2002 followed the trend established in 2000 favoring small-caps over larger-caps and value stocks over growth stocks. However, all major equity market indices, with the exception of small- and mid-cap value, experienced declines over the six-month period. Continued weakness in corporate profits, corporate governance and accounting scandals, and ongoing terrorist concerns have prevented the equity market from making advances despite signs of an improving economic environment.

Our sector allocations are currently more balanced between IT, Health Care, and Consumer Discretionary than in years past. This is the result of our bottom-up strategy of searching for companies that we believe offer superior long-term earnings growth and have a history of meeting or beating consensus earnings expectations. In this environment, we have been finding fewer growth opportunities in IT. Instead, we have found various Consumer Discretionary companies that we believe fit our discipline. Our search for growth has led us to companies in, for example, travel-, home-, and auto-related areas.

We continue to believe we are in the midst of a gradual economic recovery. We expect a recovery in the equity market to follow at some point, as the negative issues underlying the disconnect between the economy and the equity market gradually dissipate. We believe a rotation back to growth could occur. Again, the timing is unpredictable. However, when growth outperforms, it has historically done so in swift fashion. It is therefore important, in our opinion, to maintain exposure to the asset class. Mid-cap growth continues to offer, in our opinion, more attractive long-term earnings growth and valuations than its large-cap counterpart. We believe our portfolio is well positioned to weather the difficult environment. We remain confident in the longer-term investment value of the portfolio.

TOP TEN EQUITY HOLDINGS                                        TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                               AT JUNE 30, 2002
------------------------------------------------------------   ------------------------------------------------------------
                                             % OF NET ASSETS                                                % OF NET ASSETS
                                             ---------------                                                ---------------
Quest Diagnostics, Inc.                            2.8%         Retail                                           11.1%
Intersil Corp.                                     2.6%         Electronics - Semiconductors                      9.1%
Laboratory Corp of America Holdgs.                 2.3%         Computer Services & Software Systems              7.3%
SunGard Data Systems, Inc.                         2.3%         Health Care - Services                            5.6%
Express Scripts, Inc.                              2.2%         Radio & TV Broadcasting                           5.4%
L-3 Communications Holdgs., Inc.                   2.1%
Intuit, Inc.                                       2.1%
Apollo Group, Inc.                                 2.0%
Westwood One, Inc.                                 2.0%
Best Buy Co., Inc.                                 1.9%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP GROWTH FUND, THE RUSSELL MIDCAP GROWTH INDEX* AND THE S&P MIDCAP 400/BARRA GROWTH INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NEUBERGER
                BERMAN       RUSSELL
                MID CAP       MIDCAP     S&P MIDCAP 400/BARRA
              GROWTH FUND  GROWTH INDEX      GROWTH INDEX
May 1, 2001       $10,000       $10,000               $10,000
Jun 30, 2001      $10,110        $9,958               $10,179
Sep 30, 2001       $7,300        $7,190                $8,127
Dec 31, 2001       $8,750        $9,135                $9,905
Mar 31, 2002       $8,631        $8,974               $10,248
Jun 30, 2002       $7,241        $7,335                $8,915

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                           LIFE OF
                                       SIX MONTHS        ONE YEAR          FUND***
                                     ---------------  ---------------  ---------------
Neuberger Berman Mid Cap Growth
  Fund.............................          -17.26%          -28.39%          -24.17%
Russell Midcap Growth Index........          -19.70%          -26.32%          -23.32%
S&P MidCap 400/Barra Growth
  Index............................          -10.00%          -12.43%           -9.39%

*The performance data of the indices has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged and have no fees or costs. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400/Barra Growth Index is a benchmark for mid-cap growth stock performance. The Index consists of companies in the S&P MidCap 400/Barra Growth Index, which is a market-value weighted index for mid-cap stock price movement.

**The Fund is changing its benchmark from the S&P MidCap 400/Barra Growth Index to the Russell Midcap Growth Index for performance comparison purposes because the Russell Midcap Growth Index more appropriately matches the investment style of the Fund. Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MID CAP VALUE FUND
 (SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

The Neuberger Berman Mid Cap Value Fund gained 1.22% in the six-month period ended June 30, 2002. Its benchmark, the Russell Midcap Value Index (RMCV), rose 2.86% in the same time period.

Holdings within Financials, Health Care, Industrials, and Consumer Discretionary made the largest contributions to portfolio total return. Our overweight allocations to the four sectors benefited portfolio performance relative to the RMCV benchmark. Higher returns exhibited by our selection of stocks in Health Care and Industrials also benefited relative performance. The overall return of portfolio holdings in Financials, while positive, was not as robust as the return of index sector components, resulting in a lower portfolio total return as compared to the benchmark in the six-month period. Positive though less robust returns by our Materials and Consumer Staples holdings along with lighter allocations to the sectors also inhibited portfolio return relative to the RMCV.

Information Technology (IT) was the largest detractor from total return in both the portfolio and the index. Our IT holdings, however, experienced less of a decline as compared to RMCV components. Utilities also detracted from total return. Our holdings declined further than index components overall, though our significant underweight allocation to the sector was beneficial to portfolio performance. Our decision to avoid exposure to Telecommunication Services also benefited performance.

The first half of 2002 followed the trend established in 2000 favoring small-caps over larger-caps and value stocks over growth stocks. However, all major equity market indices, with the exception of small- and mid-cap value, experienced declines over the six-month period. Continued weakness in corporate profits and the seemingly unrelenting incidence of corporate governance and accounting scandals have prevented the equity market from making advances despite signs of an improving economic environment.

We believe we have done well in protecting capital in difficult economic and financial market environments, and expect to participate meaningfully in average and robust environments. Currently, although we remain concerned about the overall environment, we remain confident in the nature of our portfolio holdings.

In the beginning of the year, we decided to limit exposure to economically-sensitive companies, as we believed many stock valuations already discounted optimistic scenarios, leaving little-to-no room for upside price appreciation. This positioning proved beneficial to our portfolio's performance as many of these stocks experienced declines as the investment community became disappointed with the progression of the economic and, particularly, profit recoveries. In addition, we have benefited from our avoidance of major accounting scandal landmines. We believe this is one advantage of investing in the mid-capitalization range. As the business models of mid-sized companies tend to be simpler than their large-cap counterparts (they generally operate fewer lines of business), the companies are easier to analyze and would have a harder time concealing accounting improprieties. Nevertheless, our rigorous scrutiny of balance sheets and cash flow and income statements has provided, in our opinion, an edge versus our competitors.

As the negative issues undermining equity market performance dissipate over time and the economic recovery continues to progress, we believe we will begin to see a recovery in corporate profits and market performance. The questions that remain are "when?" and "who will survive?". We continue to invest in what we believe are attractively-valued high-quality companies possessing superior business models, strong balance sheets, capable management teams and attractive, sustainable returns on equity and invested capital. We are confident that the companies in which we are invested will be survivors.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Lincare Holdings Inc.                      2.3%         Insurance - Multiline                    7.8%
Manpower Inc.                              2.3%         Retail                                   7.3%
CIGNA Corp.                                2.2%         Oil Crude Producers                      6.5%
Loews Corp.                                2.2%         Financial Miscellaneous                  6.2%
AutoNation, Inc.                           2.2%         Service Commercial                       6.1%
DaVita, Inc.                               2.1%
Lehman Brothers Holdings, Inc.             2.1%
Foot Locker, Inc.                          2.0%
Liz Claiborne, Inc.                        2.0%
American Standard Cos., Inc.               1.9%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP VALUE FUND AND THE RUSSELL MIDCAP VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              NEUBERGER
                BERMAN      RUSSELL
               MID CAP      MIDCAP
              VALUE FUND  VALUE INDEX
May 1, 2001      $10,000      $10,000
Jun 30, 2001     $10,060      $10,146
Sep 30, 2001      $8,980       $8,975
Dec 31, 2001      $9,893      $10,055
Mar 31, 2002     $10,374      $10,850
Jun 30, 2002     $10,014      $10,343

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                 LIFE OF
                                     SIX MONTHS     ONE YEAR     FUND***
                                     ----------  --------------  -------
Neuberger Berman Mid Cap Value
  Fund.............................      1.22%           -0.46%   0.11%
Russell Midcap Value Index.........      2.86%            1.92%   2.92%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE EQUITY FUND (SUBADVISED BY OPCAP ADVISORS)

In a down period for the stock market, the Value Equity Fund returned -16.43% versus -4.78% for the Russell 1000 Value Index for the six month period ended June 30, 2002. The Fund had a difficult six months primarily because of its investment in WorldCom (telecommunications services), which fell sharply. WorldCom eventually revealed in June that it had engaged in accounting fraud. Despite a lower market, some of our other stocks, including our materials and consumer staple investments, performed well, generating positive returns.

We are never happy to under-perform our benchmarks, as we did in the first half of 2002. Nonetheless, we believe our philosophy of investing in undervalued companies will produce excellent returns over time.

The first half of 2002 was a tale of two distinct quarters for the stock market. The market was relatively steady in the first quarter and then retreated sharply in the second quarter due in part to investor concerns about corporate accounting practices. The Fund's investments that contributed most to performance during the six-month period were Dollar General (discount retailing), rising 28% on continued strong operational results including higher same-store sales, Wells Fargo (banking), Exelon (utility) and Halliburton (oilfield services and construction), all of which increased 10% or more. Largest detractors to performance, in addition to WorldCom, included El Paso Corp. (natural gas) and EMC (electronic data storage). The Fund's WorldCom position was sold in July.

The Fund's largest sector allocation at the end of the period was financial stocks, which represented approximately one-third of equity investments. Financial holdings returned -6.5% for the six-month period, trailing the -4.3% return of the financial sector of the S&P 500 Index. The Fund's largest investment is Freddie Mac (mortgage securitization), which returned -5.8% during the first half of 2002 even though the company continues to generate excellent financial results. Freddie Mac has increased its earnings per share every year for the past decade, generating compound annual earnings growth in excess of 15%, and is poised for another record year in 2002.

Wells Fargo (banking), the Fund's second largest position maintains well above-average loan loss reserves and has a broad product set and array of sales channels which have enable the company to grow revenues at more than twice the banking industry average. The stock returned 16% during the six-month period. The Fund's positions in both Freddie Mac and Wells Fargo were increased during the first half of 2002.

During the six months ended June 30, 2002, a number of new positions were established. News Corporation (motion picture production, television broadcasting, and newspaper, magazine and book publishing), which has undervalued media properties that should benefit as advertising demand recovers was purchased. In addition, Sun Microsystems was purchased (network computing) in the view that its price will recover as a resumption of technology spending boosts the company's profitability. Other new positions included Travelers Property Casualty (insurance), Boeing (aircraft and aerospace) and Apache Corp. (oil and gas exploration and production).

Sales during the past six months included two pharmaceutical holdings -- Wyeth, which was sold on price appreciation and Bristol-Myers Squibb, which has had a recent series of problems. Other sales included Dell (computers), General Mills (food products), Waste Management (waste collection and disposal services) and BB&T (banking).

Despite some glaring examples of abuse, we believe U.S. corporate accounting practices remain vigorous overall and that most companies are fully compliant. Boards of directors, having seen abusers get burned, are likely to be more vigilant going forward. We believe the recent difficult period for the stock market will ease, allowing the share prices of well-managed, undervalued U.S. companies to appreciate.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Freddie Mac                                6.9%         Financial Services                      20.5%
Wells Fargo & Co.                          6.1%         Energy                                  10.6%
Exelon Corp.                               5.2%         Oil & Gas                                9.9%
J.P. Morgan Chase & Co.                    4.2%         Banking                                  9.7%
Alcan, Inc.                                3.7%         Retail                                   7.7%
FleetBoston Financial Corp.                3.6%
McDonald's Corp.                           3.5%
CVS Corp.                                  3.5%
John Hancock Financial
  Services, Inc.                           3.0%
Citigroup, Inc.                            3.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE EQUITY FUND AND THE RUSSELL 1000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 VALUE     RUSSELL 1000
              EQUITY FUND  VALUE INDEX
Jul 17, 2000      $10,000      $10,000
Jul 31, 2000       $9,690       $9,437
Aug 31, 2000      $10,210      $10,135
Sep 30, 2000      $10,240       $9,665
Oct 31, 2000      $10,890       $9,549
Nov 30, 2000      $10,730       $8,676
Dec 31, 2000      $11,335       $8,781
Mar 31, 2001      $11,305      $10,215
Jun 30, 2001      $11,619      $10,714
Sep 30, 2001      $10,619       $9,541
Dec 31, 2001      $11,049      $10,244
Mar 31, 2002      $10,912      $10,663
Jun 30, 2002       $9,235       $9,755

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                          LIFE OF
                                       SIX MONTHS        ONE YEAR         FUND***
                                     ---------------  ---------------  --------------
Value Equity Fund..................          -16.43%          -20.53%          -3.99%
Russell 1000 Value Index...........           -4.78%           -8.95%          -1.69%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Value Index measures the performance of companies with lower price-to-book ratios and lower forecasted growth values in the Russell 1000 Index, an index which measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MANAGED FUND (SUBADVISED BY OPCAP ADVISORS)

In a difficult period for the stock market, we focused on preserving capital during the first half of 2002 by maintaining a conservative investment posture. As a result, the Value Managed Fund returned -9.91% versus its benchmark, the S&P 500 Index's return of -13.09%, during the six months ended June 30, 2002. We continue to have a relatively defensive stance with a goal of protecting against losses and generating favorable returns when the market recovers.

The Fund invests in stocks, bonds and cash equivalents, allocating assets to each segment depending on our view of the financial environment and the opportunities we find. At June 30, 2002, net assets were allocated 79.7% to stocks and 20.4% to short-term investments. The Fund's short-term investments helped protect the Fund and enabled it to outperform the S&P 500.

The first half of 2002 was a tale of two distinct quarters for the stock market. The market was relatively steady in the first quarter, and then retreated sharply in the second quarter due primarily to investor concerns about corporate accounting practices. The five stocks held by the Fund that contributed most to performance were: ITT Industries (diversified manufacturing), Wells Fargo (banking), M&T Bank (banking), Dollar General (discount retailing) and McDonald's (fast food).

WorldCom (telecommunications) was the biggest detractor to performance. The company eventually revealed that it had engaged in accounting fraud, and we sold our position in early July. Other detractors included El Paso Corp. (natural gas), GM Hughes (satellite TV), Citigroup (banking) and Bristol-Myers Squibb (pharmaceuticals).

The Fund's largest sector allocation is to financial stocks, representing approximately 40% of the Fund's equity investments. We own a diverse group of quality financial companies that, in our view, have solid balance sheets and can perform well in a volatile economic environment. Our financial holdings returned -2.1% in the half, outperforming the -4.3% return of the financial sector of the S&P 500 Index.

The Fund's largest investment position is Freddie Mac (mortgage securitization), which returned -5.8% during the first half of 2002, even though the company continues to deliver excellent financial results. Freddie Mac has increased its earnings per share every year for the past decade, generating compound annual earnings growth in excess of 15%, and is poised for another record year in 2002. Wells Fargo (banking), the second largest position maintains well-above-average loan loss reserves and has a broad product set and array of sales channels which have allowed it to grow revenues at more than twice the banking industry average. The stock returned 16% in the six-month period. The Fund's investments in both Freddie Mac and Wells Fargo have been increased.

During the past six months, a number of new positions were established, including Computer Associates (software), Travelers Property Casualty (insurance), and UNUM Provident. Sales included JP Morgan Chase (banking), Cisco Systems (Internet equipment) and Schering-Plough (pharmaceuticals).

Despite some glaring examples of abuse, we believe overall, U.S. corporate accounting practices remain vigorous and that most companies are fully compliant. Boards of directors, having seen abusers get burned, are likely to be more vigilant going forward. We believe the recent difficult period for the stock market will ease, allowing the share prices of well-managed, undervalued U.S. companies to appreciate. Our cash position provides a hedge against market volatility and is a resource to buy stocks we like when they become available at attractive prices.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Freddie Mac                               10.2%         Financial Services                      18.6%
Wells Fargo & Co.                          6.8%         Banking                                 11.3%
Boeing Co.                                 5.9%         Oil & Gas                                9.5%
Alcan, Inc.                                5.3%         Aerospace & Defense                      5.8%
McDonald's Corp.                           5.2%         Metal & Mining                           5.3%
M&T Bank Corp.                             4.5%
ChevronTexaco Corp.                        4.0%
Fannie Mae                                 3.3%
Citigroup, Inc.                            3.2%
Phillips Petroleum Co.                     3.2%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MANAGED FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 VALUE         S&P
              MANAGED FUND  500 INDEX
Jul 17, 2000       $10,000    $10,000
Jul 31, 2000        $9,860     $9,478
Aug 31, 2000       $10,290    $10,067
Sep 30, 2000       $10,420     $9,535
Oct 31, 2000       $10,879     $9,495
Nov 30, 2000       $10,819     $8,747
Dec 31, 2000       $11,388     $8,790
Mar 31, 2001       $11,104     $7,747
Jun 30, 2001       $11,378     $8,198
Sep 30, 2001       $10,409     $6,995
Dec 31, 2001       $10,696     $7,752
Mar 31, 2002       $10,756     $7,772
Jun 30, 2002        $9,634     $6,733

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                           LIFE OF
                                       SIX MONTHS        ONE YEAR          FUND***
                                     ---------------  ---------------  ---------------
Value Managed Fund.................           -9.91%          -15.31%           -1.88%
S&P 500 Index......................          -13.09%          -17.92%          -18.28%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Managed Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MID CAP FUND (SUBADVISED BY OPCAP ADVISORS)

The Value Mid Cap Fund returned -5.46% for the six months ended June 30, 2002, trailing the S&P MidCap 400/Barra Value Index's return of 3.47%.

The Fund invests in companies with strong business fundamentals and sound management, selling at a discount to our estimate of their intrinsic value. In the current volatile market, we are focused on buying quality companies that become available at inexpensive valuations. Our goal is to control risk and generate excellent returns over time.

The Fund's industrial stocks, representing approximately one-quarter of investments, did well, returning 12.6% for the half. The Fund's utility holdings also had positive returns. These results were offset by the poor relative returns of financial and information technology investments. The five stocks that contributed most to performance during the six-month period, each returning in excess of 20% were: Dollar General (discount retailing), Mattel (toys), Rockwell Collins (aviation electronics and mobile communications systems for commercial and military applications), Oshkosh Truck (specialty truck manufacturer) and Principal Financial (retirement plan services). Rockwell Collins was added to the Fund's portfolio during the period. Sales included Mattel and Principal Financial as their prices advanced.

Detractors to performance during the six months ended June 30, 2002 included Amkor Technology (semiconductor packaging and testing), Flextronics (contract electronics manufacturer), Millipore (filtration and water purification systems primarily used in pharmaceuticals production and life science discovery applications), Everest Re (reinsurance) and Lamar (outdoor advertising).

The Fund established several new positions. Diebold, a leading global manufacturer of ATM machines, is benefiting from increased service revenues from the outsourcing of ATM networks by large banks, as well as from the opportunity to increase its sales of electronic voting machines in the wake of paper ballot voting problems in the 2000 presidential election. Invitrogen was also purchased. This company produces specialty chemicals used in life science and discovery applications and clinical research.

We sold Cambrex, swapping into Invitrogen. Both companies make specialty chemicals used in life science and discovery applications and clinical research, although Invitrogen is a purer play. Cambrex has recently experienced difficulties in the portion of its specialty chemical business that is not related to life science.

Another new position to the Fund is York International, which makes heating, ventilation and air conditioning (HVAC) equipment for commercial and residential use. This stock is valued much lower than the shares of the company's two closest peers, which are better managed. Our thesis is that York is taking the right steps to improve its margins and, in doing so, will close the sizable valuation gap.

Sales during the period included Herman Miller (office furniture), Avon Products (cosmetics) and UNUMProvident (insurance).

We continue to invest in undervalued companies with high and sustainable returns from their franchises. In doing so, we seek to capture the returns of the mid cap market and exceed our benchmarks over time.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Lamar Advertising Co.                      3.9%         Machinery & Manufacturing               10.3%
Omnicom Group, Inc.                        3.8%         Advertising                              9.5%
Waters Corp.                               3.3%         Medical Products                         7.0%
Actuant Corp.                              3.1%         Measuring Instruments                    6.5%
Dollar General Corp.                       2.9%         Electronics                              6.2%
Viad Corp.                                 2.9%
Oshkosh Truck Corp.                        2.9%
Invitrogen Corp.                           2.7%
Rockwell Collins, Inc.                     2.6%
Anadarko Petroleum Corp.                   2.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MID CAP FUND AND THE S&P MIDCAP 400/BARRA VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         S&P MIDCAP
              VALUE MID   400/BARRA
              CAP FUND   VALUE INDEX
Jul 17, 2000    $10,000      $10,000
Jul 31, 2000     $9,670       $9,456
Aug 31, 2000    $10,330      $10,512
Sep 30, 2000     $9,980      $10,441
Oct 31, 2000    $10,361      $10,087
Nov 30, 2000     $9,610       $9,325
Dec 31, 2000    $10,337      $10,039
Mar 31, 2001     $9,804      $11,264
Jun 30, 2001    $10,658      $12,328
Sep 30, 2001     $9,181      $10,724
Dec 31, 2001    $11,044      $12,500
Mar 31, 2002    $11,537      $13,740
Jun 30, 2002    $10,440      $12,934

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                     LIFE OF
                                       SIX MONTHS       ONE YEAR     FUND***
                                     --------------  --------------  --------
Value Mid Cap Fund.................          -5.46%          -2.04%    2.23%
S&P MidCap 400/Barra Value Index...           3.47%           3.09%   14.09%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The S&P MidCap 400/Barra Value Index is an unmanaged, weighted index of the stock performance of industrial, transportation, utility and financial companies. The index represents the performance of 400 of these companies having medium size market capitalizations with low price-to-book ratios and low price-to-earnings ratios.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE SMALL CAP FUND (SUBADVISED BY OPCAP ADVISORS)

The Value Small Cap Fund returned -0.70% in the first half of 2002, trailing the 7.26% return of the benchmark Russell 2000 Value Index.

The Fund invests in small cap companies available at prices below our estimate of their intrinsic value, placing special emphasis on management quality in search of the best companies in an industry. Our results in the first half reflected the strong relative performance of our consumer discretionary and consumer staple stocks, offset by the poor relative returns of our financial and industrial stocks.

Of the stocks owned by the Fund, the five that contributed most to performance were:

- Big Lots (retailer of close-out merchandise), the Fund's largest investment position, rose 89% during the first half of 2002. The company realized strong same-store sales as broad initiatives begun a year ago by new management are dramatically improving the business.
- Fresh Del Monte Produce (fresh and packaged fresh-cut fruit and vegetables) benefited from improved pricing.
- Insurance Auto Auctions (auctions for wrecked cars), rose on a revitalization of the company being driven by new management and new systems.
- Advent Software (software for investment management firms), a new position. We purchased shares during a severe sell-off in the second quarter and profited as the price rebounded.
- PRG-Schultz (accounts payable auditing services for corporations), rebounded in the first quarter on the basis of a business turnaround from post-September 11 lows and a synergistic acquisition.

The five stocks that detracted most were:

- Metris (credit cards for sub-prime customers), which experienced a significant earnings reduction as consumers paid down debts.
- Mercury Computer Systems (digital signal processing systems for defense and medical applications), declined on a reduced earnings outlook.
- Mobile Mini (temporary storage sheds), had an earnings shortfall due to a slowdown in rentals to construction sites.
- PerkinElmer (instrumentation), had a weakening earnings outlook due to faltering product demand.
- BEI Technologies (sensors for autos), was hurt by reduced earnings expectations owing to competitive pressures and a softening outlook.

We invest in companies based on their fundamentals and attractive valuations. The Fund's largest new position in the first half of 2002 was SICOR, which produces generic injectable pharmaceutical products. Although the company's business outlook remains excellent, the share price is down from its 52-week high, providing an opportunity to purchase a quality company at an attractive valuation. Other purchases included: United Defense (military products), Enzon (drug delivery system) and MSC Software (engineering software).

In addition to the sales previously indicated, we sold Cullen Frost Bankers (Texas bank) as it reached our price target; Veeco Instruments (test equipment) on diminished business prospects; and Precision Castparts (aerospace parts), taking profits.

We continue to buy stocks based on our evaluation of opportunities to invest in well-managed companies with strong fundamentals, available at inexpensive valuations. In doing so, we seek to control risk and outperform our benchmark over time.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Big Lots, Inc.                             4.8%         Retail                                   8.5%
SOURCECORP, Inc.                           3.6%         Business Services                        8.0%
SICOR, Inc.                                3.5%         Real Estate                              7.6%
Advent Software, Inc.                      3.3%         Paper Products                           6.5%
Buckeye Technologies, Inc.                 3.3%         Technology                               6.3%
Intertape Polymer Group, Inc.              3.2%
Crane Co.                                  3.0%
Insurance Auto Auctions, Inc.              3.0%
United Defense Industries, Inc.            2.9%
Black Hills Corp.                          2.9%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE SMALL CAP FUND AND THE RUSSELL 2000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE SMALL  RUSSELL 2000
               CAP FUND    VALUE INDEX
Jul 17, 2000      $10,000      $10,000
Jul 31, 2000      $10,050       $9,228
Aug 31, 2000      $10,420       $9,932
Sep 30, 2000      $10,600       $9,640
Oct 31, 2000      $10,990       $9,210
Nov 30, 2000      $10,830       $8,264
Dec 31, 2000      $12,191       $8,974
Mar 31, 2001      $11,046      $11,140
Jun 30, 2001      $13,205      $12,450
Sep 30, 2001      $11,238      $10,789
Dec 31, 2001      $13,278      $12,592
Mar 31, 2002      $14,270      $13,785
Jun 30, 2002      $13,173      $13,493

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                     LIFE OF
                                       SIX MONTHS       ONE YEAR     FUND***
                                     --------------  --------------  --------
Value Small Cap Fund...............          -0.70%          -0.15%   15.18%
Russell 2000 Value Index...........           7.26%           8.50%   16.51%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Value Index is an unmanaged, market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index, an index representing 98% of the investable US equity market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 WELLINGTON MANAGEMENT CO., LLP MARKET OVERVIEW

Despite increasingly positive economic data, the US equity markets experienced sharp declines during the first half of 2002, with the major US indices nearing their September 2001 lows. Economic conditions, as measured by several key indicators, improved. Consumer spending remained steady, fueled by lower interest rates, mortgage refinancings, lower inflation, tax rebates, and tax cuts. The manufacturing sector posted solid gains in orders and production. Strong productivity and a slow rate of wage increases has produced the sharpest decline in twenty years in unit labor costs -- a key measurement of corporate profitability. The exceptions to these positive reports were in the Technology and Telecommunications areas. Many companies are waiting until the profit picture is clearer before ramping up their investment technology budgets.

The performance of the broad financial markets did not reflect the positive news on the economic front. Continued threats of terrorism, ongoing tension and violence in the Middle East, and the cascade of corporate accounting scandals shook the equity markets and investor confidence. All broad indices for the US equity markets posted negative returns for the first half of 2002.

The S&P 500 index returned -13.09%, the worst first half decline since 1970, when the index fell over 19% over the first six months of the year. None of the S&P 500 sectors generated a positive return during the quarter. The best-performing sectors were materials, consumer staples, energy, and financials. Technology, telecom, utilities, and health care were quite weak. Small-caps continued to outperform large-caps, while value outperformed growth.

The US equity market is on its way to posting its third consecutive year of decline. The last time this happened was sixty years ago (1939-1941). Heightened geopolitical risk and a growing distrust of corporate management could lead to further market weakness.

Despite widespread investor cautiousness, the case for owning equities remains strong. The economy in the US is clearly growing. Although the pace has moderated from that of the first quarter, we expect that this year's economic rebound will continue to gain momentum. US corporations remain global leaders in productivity, interest rates remain low, and corporate profits are poised to increase. In light of current uncertainty, it may take time for a renewal of investor confidence, but history indicates that past periods of disconnect between economic conditions and the financial markets prove to be temporary. So, while this has been a sobering first half of the year for most investors, we see reasons to be optimistic about the future.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 BLUE CHIP MID CAP FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Blue Chip Mid Cap Fund returned -2.97% for the six months ending June 30, 2002 compared to -3.21% for the S&P MidCap 400 Index. The Fund's investment strategy is to focus on quality, purity and diversification. We purchase market leaders with strong management teams and conservative balance sheets. The majority of holdings fall within the market capitalization range of the index, and the size of the average holding is managed to provide diversification from company or industry specific risks. Investments that were additive to returns for the period included Williams-Sonoma (consumer discretionary), Anthem (health care), Mattel (consumer discretionary), Noble Drilling (energy) and Pepsi Bottling (consumer staples). Negative contributors to Fund returns over the six-month period included information technology stocks Sanmina-SCI, PerkinElmer and Cadence Design, as well as American Tower (telecommunications) and Cephalon (health care). The Fund is positioned to benefit from an eventual upturn in the economy, which is evident in our meaningful underweight position in utilities and overweight position in the consumer discretionary and industrial sectors. We continue to focus on buying companies with dominant market franchises, clean balance sheets and strong management teams. While we cannot prevent or predict fraud, we believe that our focus on quality and diversification will prove to minimize the impact of potential negative events on the Fund and on our investment process as a whole.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Intuit, Inc.                               2.8%         Healthcare Equipment & Services          8.7%
Mattel, Inc.                               2.7%         Banks                                    8.1%
Manpower, Inc.                             2.1%         Consumer Durables & Apparel              7.7%
The Pepsi Bottling Group, Inc.             2.0%         Technology Hardware & Equipment          7.3%
Williams-Sonoma, Inc.                      1.9%         Software & Services                      7.0%
Host Marriott Corp.                        1.8%
Bowater, Inc.                              1.8%
Anthem, Inc.                               1.7%
Keyspan Corp.                              1.7%
McKesson HBOC, Inc.                        1.6%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BLUE CHIP MID CAP FUND AND THE S&P MIDCAP 400 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BLUE CHIP    S&P MIDCAP
              MID CAP FUND  400 INDEX
Sep 1, 1999        $10,000     $10,000
Sep 30, 1999        $9,700      $9,691
Dec 31, 1999       $12,707     $11,357
Mar 31, 2000       $15,610     $12,798
Jun 30, 2000       $15,187     $12,376
Sep 30, 2000       $16,768     $13,879
Dec 31, 2000       $15,879     $13,345
Mar 31, 2001       $13,918     $11,907
Jun 30, 2001       $15,446     $13,474
Sep 30, 2001       $12,790     $11,242
Dec 31, 2001       $15,366     $13,264
Mar 31, 2002       $16,004     $14,156
Jun 30, 2002       $14,910     $12,838

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                                LIFE OF
                                  SIX MONTHS       ONE YEAR       TWO YEARS     FUND***
                                --------------  --------------  --------------  --------
Blue Chip Mid Cap Fund........          -2.97%          -3.47%          -0.92%   15.16%
S&P MidCap 400 Index..........          -3.21%          -4.72%           1.85%    9.22%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTORS FOUNDATION FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Investors Foundation Fund declined -16.70% for the six month period ended June 30, 2002 versus the -13.09% decline for the S&P 500 Index. The Fund's investment approach combines Wellington Management's proprietary fundamental research with quantitative analysis in the security selection process. The complementary nature of these two investment "signals" has, over time, provided greater consistency of returns than the independent use of either approach. Contributing positively to investment returns during the period were overweight positions in the consumer staples, materials, and financials sectors. Negatively impacting returns was an overweight position in health care and underweight positions in consumer discretionary and energy sectors. In consumer staples, Procter & Gamble, Pepsi Bottling, and RJ Reynolds Tobacco were among the strongest performers for the period. Within the materials sector, Freeport-McMoran, Dupont and Engelhard contributed strongly to the Fund's performance, and in the financials sector, UnionBanCal, Ambac Financial Group and Wachovia all contributed positively. The stocks that most negatively impacted Fund returns during the first six months of the year included Tyco (industrials), WorldCom (telecommunications), Citigroup (financials), and Intel (information technology).

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Citigroup, Inc.                            3.9%         Pharmaceuticals & Biotechnology         11.3%
Microsoft Corp.                            3.4%         Diversified Financial Services           9.3%
General Electric Co.                       2.5%         Technology Hardware & Equipment          9.0%
Wal-Mart Stores, Inc.                      2.3%         Retailing                                7.9%
Fannie Mae                                 2.2%         Energy                                   7.6%
Exxon Mobil Corp.                          2.2%
Pharmacia Corp.                            2.2%
Abbott Laboratories                        2.1%
Cisco Systems, Inc.                        2.0%
Wachovia Corp.                             2.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTORS FOUNDATION FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 INVESTORS        S&P
              FOUNDATION FUND  500 INDEX
Sep 1, 1999           $10,000    $10,000
Sep 30, 1999           $9,680     $9,726
Dec 31, 1999          $11,213    $11,173
Mar 31, 2000          $11,684    $11,429
Jun 30, 2000          $11,353    $11,126
Sep 30, 2000          $11,313    $11,018
Dec 31, 2000          $10,547    $10,156
Mar 31, 2001           $9,635     $8,952
Jun 30, 2001          $10,275     $9,476
Sep 30, 2001           $8,691     $8,085
Dec 31, 2001           $9,711     $8,949
Mar 31, 2002           $9,547     $8,973
Jun 30, 2002           $8,415     $7,771

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                                      LIFE OF
                                  SIX MONTHS        ONE YEAR         TWO YEARS        FUND***
                                ---------------  ---------------  ---------------  --------------
Investors Foundation Fund.....          -16.70%          -21.28%          -15.59%          -7.22%
S&P 500 Index.................          -13.09%          -17.92%          -16.39%          -8.49%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investors Foundation Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 SELECT EQUITY FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Select Equity Fund returned -23.41% for the six months ending June 30, 2002 compared to the -13.09% decline for the S&P 500 Index. The Fund uses a concentrated approach whereby the stocks of 20-40 high quality, US companies are held at any given time. The Fund benefited most from positive stock selection in the information technology sector including EMC, Adobe Systems and Micron Technology. A lack of exposure to the troubled telecommunications sector also helped Fund performance. Some other positive contributors for the six-month period included Franklin Resources (financials), Estee Lauder (consumer staples), Weyerhaeuser (materials), Halliburton (energy) and FedEx (industrials). The Fund was negatively affected by such stocks as Tyco (industrials), Genzyme (health care), AOL Time Warner (consumer discretionary), Intel (information technology) and Omnicom (consumer discretionary). Going forward, there are some positives on the horizon thanks to low interest rates, a growing US economy, increasing attention to accounting issues and corporate governance, valuations that look quite reasonable, and a weak dollar that should help US multinationals. So, while this has been a severely disappointing period for all investors, we see some reasons to be hopeful about the future.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2002                                      AT JUNE 30, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
American International Group, Inc.         4.8%         Pharmaceuticals & Biotechnology         14.9%
General Electric Co.                       4.7%         Diversified Financial Services          14.0%
Goldman Sachs Group, Inc.                  4.2%         Technology Hardware & Equipment          8.8%
Nike, Inc.                                 4.1%         Energy                                   7.2%
Exxon Mobil Corp.                          4.0%         Commercial Services & Supplies           6.6%
Microsoft Corp.                            4.0%
Citigroup, Inc.                            3.9%
Alcoa, Inc.                                3.8%
Waters Corp.                               3.5%
Amgen, Inc.                                3.3%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SELECT EQUITY     S&P
                  FUND       500 INDEX
Sep 1, 1999         $10,000    $10,000
Sep 30, 1999         $9,700     $9,726
Dec 31, 1999        $12,640    $11,173
Mar 31, 2000        $14,680    $11,429
Jun 30, 2000        $13,060    $11,126
Sep 30, 2000        $12,770    $11,018
Dec 31, 2000        $11,413    $10,156
Mar 31, 2001         $9,353     $8,952
Jun 30, 2001         $9,863     $9,476
Sep 30, 2001         $8,282     $8,085
Dec 31, 2001         $9,562     $8,949
Mar 31, 2002         $9,165     $8,973
Jun 30, 2002         $7,324     $7,771

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002**

                                                                                       LIFE OF
                                  SIX MONTHS        ONE YEAR         TWO YEARS         FUND***
                                ---------------  ---------------  ---------------  ---------------
Select Equity Fund............          -23.41%          -25.75%          -25.12%          -10.42%
S&P 500 Index.................          -13.09%          -17.92%          -16.39%           -8.49%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Select Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2002.

ALL CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

COMMON STOCK - 96.1%
CHEMICALS - 2.5%
Engelhard Corp..........................   1,505   $   42,622
                                                   ----------
DRUGS - 3.7%
Bristol-Myers Squibb Co.................   1,279       32,870
Vertex Pharmaceuticals, Inc.*...........   1,956       31,844
                                                   ----------
                                                       64,714
                                                   ----------
ELECTRICAL EQUIPMENT - 1.3%
Vicor Corp.*............................   3,334       23,305
                                                   ----------
ELECTRONICS - 2.5%
General Motors Corp. Class H*...........   4,166       43,326
                                                   ----------
ENERGY SOURCES - 2.1%
Westar Energy, Inc......................   2,403       36,886
                                                   ----------
FINANCIAL SERVICES - 5.6%
Ameritrade Holding Corp. Class A*.......   8,864       40,597
Mellon Financial Corp...................     525       16,501
Merrill Lynch & Co., Inc................     971       39,325
                                                   ----------
                                                       96,423
                                                   ----------
FOOD, BEVERAGES & TOBACCO - 4.3%
Archer-Daniels-Midland Co...............   4,060       51,927
Hain Celestial Group, Inc.*.............   1,188       21,978
                                                   ----------
                                                       73,905
                                                   ----------
FOOD SERVICES - 2.7%
McDonald's Corp.........................   1,630       46,374
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 8.2%
Bausch & Lomb, Inc......................   1,111       37,607
Boston Scientific Corp.*................   1,875       54,975
Haemonetics Corp.*......................     884       25,813
I-STAT Corp.*...........................   6,305       22,446
                                                   ----------
                                                      140,841
                                                   ----------
HEALTH CARE PROVIDER & SERVICES - 5.0%
HealthSouth Corp.*......................   3,349       42,834
Manor Care, Inc.*.......................   1,876       43,148
                                                   ----------
                                                       85,982
                                                   ----------
INSURANCE - 9.1%
Allmerica Financial Corp................   1,049       48,464
Prudential Financial, Inc.*.............   2,060       68,721
The Allstate Corp.......................   1,067       39,458
                                                   ----------
                                                      156,643
                                                   ----------

                                          SHARES     VALUE

MACHINERY - 1.3%
UNOVA, Inc.*............................   3,352   $   21,755
                                                   ----------
MULTIMEDIA - 5.9%
AOL Time Warner, Inc.*..................   3,941       57,972
Liberty Media Corp. Class A*............   3,363       33,630
Pegasus Communications Corp.
  Class A*..............................  13,133        9,587
                                                   ----------
                                                      101,189
                                                   ----------
OIL & GAS - 2.6%
Conoco, Inc.............................   1,638       45,536
                                                   ----------
RETAIL - 6.0%
Dollar General Corp.....................   3,592       68,356
The Kroger Co.*.........................   1,728       34,387
                                                   ----------
                                                      102,743
                                                   ----------
SEMICONDUCTORS - 1.9%
Agere Systems, Inc. Class B*............  21,427       32,141
                                                   ----------
SOFTWARE - 9.9%
Ascential Software Corp.*...............  14,240       39,730
Concord Communications, Inc.*...........   1,327       21,869
Legato Systems, Inc.*...................   6,872       24,739
Parametric Technology Corp.*............  18,952       65,005
Vitria Technology, Inc.*................  19,218       18,449
                                                   ----------
                                                      169,792
                                                   ----------
TELECOMMUNICATIONS - 14.5%
Arris Group, Inc.*......................   9,613       43,066
AT&T Corp...............................   5,671       60,680
Avaya, Inc.*............................  12,195       60,365
Lucent Technologies, Inc.*..............  23,601       39,178
Sprint Corp. (PCS Group)*...............  10,248       45,808
                                                   ----------
                                                      249,097
                                                   ----------
TRANSPORTATION - 3.4%
GATX Corp...............................   1,946       58,575
                                                   ----------
WASTE MANAGEMENT - 3.6%
Waste Management, Inc...................   2,395       62,390
                                                   ----------
Total Common Stock
  (cost $1,930,106).....................            1,654,239
                                                   ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

SHORT TERM INVESTMENTS - 2.7%
MUTUAL FUNDS - 2.7%
Federated Prime Obligation..............   4,195   $    4,195
SSGA Money Market Fund..................  42,369       42,369
                                                   ----------
Total Short Term Investments
  (amortized cost $46,564)..............               46,564
                                                   ----------
TOTAL INVESTMENTS - 98.8%
  (cost $1,976,670).....................            1,700,803
Other assets less liabilities - 1.2%....               20,728
                                                   ----------
NET ASSETS - 100.0%.....................           $1,721,531
                                                   ==========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

ASSET BACKED SECURITIES - 3.2%
Airplanes Pass Through Trust Series D
  10.88%, 3/15/19.......................  $      494  $     59,262
American Express Credit Account Master
  Trust
  5.60%, 11/15/06.......................       1,200     1,246,116
California Infrastructure Development
  6.42%, 9/25/08........................         250       265,778
Peco Energy Transition Trust
  6.13%, 3/1/09.........................       1,800     1,907,604
                                                      ------------
Total Asset Backed Securities
  (cost $3,664,793).....................                 3,478,760
                                                      ------------
CORPORATE DEBT OBLIGATIONS - 41.6%
AEROSPACE - 1.0%
Northrop Grumman Corp.
  9.38%, 10/15/24.......................       1,000     1,104,350
                                                      ------------
AUTOMOTIVE - 0.9%
Ford Motor Co.
  7.45%, 7/16/31........................       1,000       929,270
                                                      ------------
BANKS - 0.5%
Colonial Bank
  9.38%, 6/1/11.........................         500       538,695
                                                      ------------
BROADCASTING/MEDIA - 3.1%
Continental Cablevision, Inc.
  9.50%, 8/1/13.........................         975       951,893
News America Holdings, Inc.
  7.25%, 5/18/18........................         600       548,082
  9.25%, 2/1/13.........................         300       334,839
Panamsat Corp.
  6.13%, 1/15/05........................         675       634,088
Time Warner Entertainment Co.
  10.15%, 5/1/12........................         800       912,192
                                                      ------------
                                                         3,381,094
                                                      ------------
BUILDING CONSTRUCTION - 1.2%
Centex Corp.
  7.35%, 4/4/06.........................         135       143,437
D.R. Horton, Inc.
  10.50%, 4/1/05........................         250       265,625
Pulte Corp.
  8.13%, 3/1/11.........................         550       589,451
  9.50%, 4/1/03.........................         170       175,590
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Pulte Homes, Inc.
  7.00%, 12/15/03.......................  $      149  $    153,354
                                                      ------------
                                                         1,327,457
                                                      ------------
BUSINESS SERVICES - 0.6%
Xerox Corp.
  5.50%, 11/15/03.......................         750       645,000
                                                      ------------
CHEMICALS - 1.8%
Equistar Chemicals LP
  8.75%, 2/15/09........................         500       437,245
Lyondell Chemical Co.
  9.50%, 12/15/08.......................         500       465,000
Nova Chemical Ltd.
  7.00%, 8/15/26........................       1,000     1,002,780
                                                      ------------
                                                         1,905,025
                                                      ------------
ELECTRIC UTILITIES - 10.1%
Allegheny Energy Supply Co. LLC
  8.25%, 4/15/12 (1)....................       1,000     1,045,820
Cleveland Electric Illuminating Co.
  9.00%, 7/1/23.........................         685       716,811
  9.50%, 5/15/05........................         100       100,387
CMS Energy Corp.
  8.38%, 7/1/03.........................         150       114,000
Consumers Energy Co.
  6.20%, 5/1/08.........................       1,000       971,900
Edison Mission Energy
  9.88%, 4/15/11........................       1,000       983,740
El Paso Electric Co.
  9.40%, 5/1/11.........................         417       458,613
FirstEnergy Corp.
  6.45%, 11/15/11.......................       1,000       957,020
Great Lakes Power, Inc.
  9.00%, 8/1/04.........................       1,000     1,056,550
Kansas Gas & Electric Co.
  6.20%, 1/15/06........................         300       286,383
Mirant Americas Generation LLC
  7.20%, 10/1/08........................         850       641,750
Niagara Mohawk Power Co.
  7.25%, 10/1/02........................         265       267,315
NiSource Finance Corp.
  5.75%, 4/15/03........................       1,500     1,490,970
PSEG Power LLC
  7.75%, 4/15/11........................         775       819,037

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Sithe/Independence Funding Corp.
  7.90%, 12/30/02.......................  $      109  $    110,135
Xcel Energy, Inc.
  7.00%, 12/1/10........................       1,025       900,022
                                                      ------------
                                                        10,920,453
                                                      ------------
ELECTRONICS - 1.1%
Avnet, Inc.
  6.45%, 8/15/03........................       1,200     1,212,780
                                                      ------------
FINANCIAL SERVICES - 8.4%
Case Credit Corp.
  6.13%, 2/15/03........................       1,000       975,000
CIT Group, Inc.
  5.63%, 5/17/04........................       1,470     1,426,944
CNA Financial Corp.
  6.25%, 11/15/03.......................       1,000     1,002,680
General Electric Capital Corp.
  6.00%, 6/15/12........................       1,250     1,254,287
General Motors Acceptance Corp.
  6.75%, 1/15/06........................         900       932,769
  7.50%, 7/15/05........................       1,000     1,059,270
  8.00%, 11/1/31........................         400       410,168
Goldman Sachs Group, Inc.
  6.60%, 1/15/12........................       1,000     1,016,910
Household Finance Corp.
  5.75%, 1/30/07........................       1,000       995,580
                                                      ------------
                                                         9,073,608
                                                      ------------
GAMING OR CASINOS - 1.1%
Harrah's Operating Co., Inc.
  7.13%, 6/1/07.........................         500       525,751
MGM Mirage, Inc.
  8.50%, 9/15/10........................         600       618,648
                                                      ------------
                                                         1,144,399
                                                      ------------
GAS & PIPELINE UTILITIES - 0.9%
Dynegy Holdings, Inc.
  6.88%, 4/1/11.........................         200       138,000
  7.45%, 7/15/06........................         430       318,200
The Williams Cos., Inc.
  7.63%, 7/15/19........................         700       522,627
                                                      ------------
                                                           978,827
                                                      ------------
HOTELS & RESTAURANTS - 0.2%
Felcor Lodging LP
  8.50%, 6/1/11.........................         250       246,138
                                                      ------------
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

INSURANCE - 1.3%
Equitable Life Assured Society
  7.70%, 12/1/15 (1)....................  $      600  $    676,698
Safeco Corp.
  7.88%, 4/1/05.........................         750       765,592
                                                      ------------
                                                         1,442,290
                                                      ------------
MANUFACTURING - DIVERSIFIED - 0.7%
Kennametal, Inc.
  7.20%, 6/15/12........................         750       749,450
                                                      ------------
METAL & MINING - 1.0%
Normandy Finance Ltd.
  7.50%, 7/15/05 (1)....................       1,000     1,035,634
                                                      ------------
OIL - 2.1%
PDVSA Finance Ltd.
  8.50%, 11/16/12.......................         775       678,125
Pemex Finance Ltd.
  9.03%, 2/15/11........................         900       976,941
Petroleum Geo-Services ASA
  6.25%, 11/19/03.......................         659       560,150
                                                      ------------
                                                         2,215,216
                                                      ------------
PAPER - 1.0%
Abitibi-Consolidated, Inc.
  6.95%, 12/15/06.......................       1,100     1,087,614
                                                      ------------
REAL ESTATE - 1.1%
Liberty Property LP
  7.75%, 4/15/09........................         500       535,070
Simon Property Group, Inc.
  6.88%, 10/27/05.......................         575       602,042
                                                      ------------
                                                         1,137,112
                                                      ------------
RETAIL GROCERY - 0.4%
Great Atlantic & Pacific Tea Co., Inc.
  9.13%, 12/15/11.......................         500       465,000
                                                      ------------
SCIENTIFIC INSTRUMENTS - 0.2%
Beckman Coulter, Inc.
  7.10%, 3/4/03.........................         250       254,588
                                                      ------------
TELECOMMUNICATIONS - 1.8%
AT&T Corp.
  8.00%, 11/15/31 (1)...................         700       508,970
AT&T Wireless Services, Inc.
  8.75%, 3/1/31.........................         350       270,186

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Citizens Communications Co.
  6.80%, 8/15/26........................  $      700  $    691,838
GTE North, Inc.
  9.60%, 1/1/21.........................         175       182,639
Rogers Wireless Communications, Inc.
  9.63%, 5/1/11.........................         500       325,000
                                                      ------------
                                                         1,978,633
                                                      ------------
TRANSPORTATION - 1.1%
America West Airlines, Inc.
  6.86%, 1/2/06.........................          30        27,638
Atlas Air, Inc.
  9.70%, 1/2/08.........................         115       109,184
Continental Airlines, Inc.
  6.41%, 4/15/07........................         116       116,613
  8.05%, 11/1/20........................         401       415,755
Federal Express Corp. Trust
  6.72%, 1/15/22........................         358       371,863
Northwest Airlines Corp.
  7.58%, 3/1/19.........................         139       143,461
                                                      ------------
                                                         1,184,514
                                                      ------------
Total Corporate Debt Obligations
  (cost $45,718,368)....................                44,957,147
                                                      ------------
FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Hydro-Quebec
  8.40%, 1/15/22
  (cost $336,428).......................         320       396,564
                                                      ------------
COLLATERALIZED MORTGAGE OBLIGATION - 1.8%
Federal National Mortgage Assn.
  6.00%, 1/25/32........................       2,071     1,839,991
Vendee Mortgage Trust Series 1998-2
  Class 1D
  6.75%, 9/15/20........................         125       130,156
                                                      ------------
Total Collateralized Mortgage Obligation
  (cost $1,987,643).....................                 1,970,147
                                                      ------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 3.2%
Commercial Mortgage Asset Trust Series
  1999-C1 Certificate 144A Class F
  6.25%, 11/17/13 (1)...................         400       298,078
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

CS First Boston Mortgage Securities
  Corp.
  7.55%, 4/14/62........................  $      400  $    449,237
LB-UBS Commercial Mortgage Trust Series
  2000-C3, Class A2
  1.00%, 1/15/10........................         460       526,153
  4.19%, 7/20/35........................       1,000     1,001,094
Morgan Stanley Capital I
  6.59%, 10/3/30........................         326       344,376
Morgan Stanley Dean Witter Capital I
  Series 2001-IQA, Class A3
  5.72%, 12/18/32.......................         800       815,740
                                                      ------------
Total Commercial Mortgage Backed
  Securities
  (cost $3,317,171).....................                 3,434,678
                                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 43.0%
Federal Home Loan Mortgage
  5.75%, 4/15/08........................         600       632,808
  6.00%, 1/1/17.........................       1,953     1,994,985
  6.00%, 2/1/29.........................         208       207,936
  6.50%, 10/1/16........................       1,813     1,879,719
  6.50%, 11/1/16........................          74        76,622
  6.50%, 12/15/23.......................         498       510,441
  6.50%, 3/1/32.........................       1,995     2,035,973
  7.00%, 11/1/29........................         614       635,749
  7.00%, 1/1/31.........................         553       572,233
  7.00%, 4/1/31.........................         106       109,639
  7.00%, 8/1/31.........................         596       617,323
  7.50%, 3/1/30.........................         111       116,706
  7.50%, 12/1/30........................         685       718,699
  9.00%, 11/1/06........................          13        13,727
Federal National Mortgage Assn.
  6.00%, 12/1/13........................         265       272,444
  6.00%, 11/1/16........................         185       188,586
  6.25%, 2/1/11.........................         175       183,953
  6.50%, TBA............................       3,500     3,567,795
  8.00%, 8/1/30.........................          76        80,348
  9.50%, 6/1/03.........................           4         4,121

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Government National Mortgage Assn.
  6.00%, 8/15/16........................  $      472  $    484,744
  6.00%, 2/15/32........................       2,471     2,468,363
  6.50%, 1/15/31........................         713       727,637
  6.50%, 4/15/31........................         473       482,039
  6.50%, 5/15/31........................         273       278,613
  6.50%, 9/15/31........................         991     1,010,949
  6.50%, 10/15/31.......................         993     1,013,000
  6.50%, 11/15/31.......................         810       826,165
  6.50%, 12/15/31.......................       4,433     4,521,315
  6.50%, 2/15/32........................         498       508,242
  6.50%, 3/15/32........................         694       707,508
  6.50%, 4/15/32........................         190       193,733
  6.50%, 5/15/32........................       1,998     2,038,044
  7.00%, 12/15/14.......................         347       366,475
  7.00%, 2/15/28........................         246       255,401
  7.50%, 3/15/30........................         202       212,984
  7.50%, 9/15/30........................         615       647,944
Tennessee Valley Authority Series A
  5.63%, 1/18/11........................         600       610,146
U.S. Treasury Bonds
  5.25%, 2/15/29........................         830       780,789
  5.38%, 2/15/31........................         240       235,011
  6.25%, 5/15/30........................       1,455     1,576,114
  7.25%, 5/15/16........................         995     1,172,657
  10.38%, 11/15/12......................       1,100     1,413,797
U.S. Treasury Notes
  4.63%, 5/15/06........................       4,000     4,120,000
  4.75%, 11/15/08 (2)...................       4,050     4,124,075
  4.88%, 2/15/12........................         900       903,375
  5.50%, 5/15/09........................         440       465,502
                                                      ------------
Total U.S. Government Agency Obligations
  (cost $45,845,859)....................                46,564,429
                                                      ------------


                                            SHARES       VALUE

SHORT TERM INVESTMENTS - 10.8%
MUTUAL FUNDS - 6.8%
Federated Prime Obligation..............   3,388,095  $  3,388,095
SSGA Money Market Fund..................   3,956,234     3,956,234
                                                      ------------
                                                         7,344,329
                                                      ------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)
                                          ---------

COMMERCIAL PAPER - 4.0%
American Express Credit Corp.
  1.76%, 7/15/02........................  $      656       656,000
Merrill Lynch & Co., Inc.
  1.71%, 7/15/02........................       3,700     3,697,540
                                                      ------------
                                                         4,353,540
                                                      ------------
Total Short Term Investments
  (cost $11,697,869)....................                11,697,869
                                                      ------------
TOTAL INVESTMENTS - 104.0%
  (cost $112,568,131)...................               112,499,594
Other assets less
  liabilities - (4.0%)..................                (4,346,154)
                                                      ------------
NET ASSETS - 100.0%.....................              $108,153,440
                                                      ============

TBA = to be announced
(1) Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002 these securities amounted to $3,565,200, representing 3.3% of net assets.
(2) Security or a portion of the security has been designated as collateral for TBA securities.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)        VALUE

COMMERCIAL PAPER - 85.8%
American Express Credit Corp.
  1.76%, 8/5/02.........................   $4,600    $  4,600,000
American General Finance Corp.
  1.84%, 7/8/02.........................    4,300       4,300,000
Bank of America NA
  1.83%, 8/20/02........................    4,000       3,989,833
BellSouth Corp.
  1.71%, 7/16/02........................    2,900       2,897,934
Caterpillar Financial Services NV
  1.73%, 7/17/02........................      800         799,385
  1.83%, 7/10/02........................    1,000         999,542
  1.92%, 8/6/02.........................    3,000       2,994,240
ChevronTexaco Corp.
  1.83%, 7/2/02.........................    4,100       4,100,000
Citicorp
  1.74%, 9/20/02........................    4,700       4,700,000
Coca-Cola Co.
  1.74%, 8/1/02.........................    3,800       3,794,306
  1.89%, 7/8/02.........................      750         749,725
Diageo Capital PLC
  1.90%, 7/1/02.........................    4,875       4,875,000
Duke Energy Corp.
  1.71%, 7/2/02.........................    2,400       2,399,886
  1.76%, 8/8/02.........................    2,128       2,124,047
Dupont (E. I.) de Nemours & Co.
  1.73%, 8/5/02.........................    1,000         998,318
General Electric Capital Corp.
  1.81%, 7/23/02........................      569         569,000
  1.82%, 9/26/02........................    1,279       1,279,000
  1.82%, 9/30/02........................    2,700       2,700,000
Household Finance Corp.
  1.82%, 7/22/02........................    2,000       2,000,000
  2.02%, 8/1/02.........................    2,500       2,500,000
International Business Machines Corp.
  (IBM)
  1.73%, 7/24/02........................    5,000       4,994,474
McDonald's Corp.
  1.73%, 7/3/02.........................    5,000       4,999,520
Merrill Lynch & Co., Inc.
  1.74%, 7/30/02........................    2,600       2,596,356
  1.74%, 8/23/02........................    1,200       1,196,926
  1.82%, 10/4/02........................      895         890,701
                                          PRINCIPAL
                                           AMOUNT
                                            (000)        VALUE

Morgan Stanley Dean Witter & Co.
  1.75%, 7/26/02........................   $4,500    $  4,494,531
Pitney Bowes, Inc.
  1.73%, 7/8/02.........................    4,500       4,498,486
Procter & Gamble Co.
  1.73%, 7/26/02........................    3,000       2,996,396
  1.89%, 7/1/02.........................    1,000       1,000,000
Province of British Columbia
  1.77%, 7/8/02.........................    2,000       1,999,312
  1.90%, 11/25/02.......................    2,400       2,381,380
Province of Ontario
  1.87%, 10/30/02.......................    1,000         993,715
Province of Quebec
  1.94%, 11/13/02.......................    3,000       2,978,175
  1.94%, 11/14/02.......................    1,300       1,290,472
Schering Corp.
  1.76%, 9/5/02.........................    4,755       4,739,657
Toyota Credit de Puerto Rico
  1.76%, 7/15/02........................    4,500       4,496,920
United Parcel Service, Inc.
  1.80%, 8/1/02.........................    3,000       2,995,350
Wells Fargo Financial, Inc.
  1.73%, 8/2/02.........................    2,900       2,895,540
                                                     ------------
Total Commercial Paper
  (amortized cost $105,808,127).........              105,808,127
                                                     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.2%
Federal Home Loan Mortgage
  1.75%, 8/1/02.........................    5,000       4,992,465
Federal National Mortgage Assn.
  1.85%, 8/5/02.........................    2,000       1,996,403
U.S. Treasury Bills
  1.65%, 9/19/02........................    3,000       2,989,000
  1.69%, 9/19/02........................    2,700       2,689,860
  1.72%, 8/1/02.........................    1,115       1,113,349
                                                     ------------
Total U.S. Government Agency Obligations
  (amortized cost $13,781,077)..........               13,781,077
                                                     ------------
TOTAL INVESTMENTS - 97.0%
  (cost $119,589,204)...................              119,589,204
Other assets less liabilities - 3.0%....                3,726,215
                                                     ------------
NET ASSETS - 100.0%.....................             $123,315,419
                                                     ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

REAL ESTATE INVESTMENT TRUST - 97.6%
APARTMENTS - 16.3%
Apartment Investment & Management
  Co....................................  43,595   $ 2,144,874
Archstone-Smith Trust...................  41,490     1,107,783
AvalonBay Communities, Inc..............  25,808     1,205,234
BRE Properties, Inc.....................  42,959     1,336,454
                                                   -----------
                                                     5,794,345
                                                   -----------
DIVERSIFIED - 4.8%
Vornado Realty Trust....................  37,139     1,715,822
                                                   -----------
MIXED - 8.9%
Duke Realty Corp........................  50,430     1,459,949
Reckson Associates Realty Corp..........  67,878     1,690,162
                                                   -----------
                                                     3,150,111
                                                   -----------
OFFICE - 25.4%
Boston Properties, Inc..................  54,892     2,192,936
Equity Office Properties Trust..........  32,933       991,283
Highwoods Properties, Inc...............  57,323     1,490,398
Mack-Cali Realty Corp...................  43,148     1,516,652
SL Green Realty Corp....................  79,428     2,831,608
                                                   -----------
                                                     9,022,877
                                                   -----------
REGIONAL MALLS - 17.0%
CBL & Associates Properties, Inc........  52,604     2,130,462
General Growth Properties, Inc..........  39,828     2,031,228
Macerich Co.............................  40,818     1,265,358
Simon Property Group, Inc...............  17,393       640,758
                                                   -----------
                                                     6,067,806
                                                   -----------
SHOPPING CENTERS - 12.7%
Developers Diversified Realty Corp......  43,708       983,430
Federal Realty Investment Trust.........  45,910     1,272,166
IRT Property Co.........................  70,122       893,354
Kimco Realty Corp.......................  40,804     1,366,526
                                                   -----------
                                                     4,515,476
                                                   -----------
                                          SHARES      VALUE

STORAGE - 5.2%
Public Storage, Inc.....................  27,798   $ 1,031,306
Shurgard Storage Centers, Inc. Class
  A.....................................  23,491       815,138
                                                   -----------
                                                     1,846,444
                                                   -----------
WAREHOUSE & INDUSTRIAL - 7.3%
CenterPoint Properties Corp.............  20,649     1,197,848
First Industrial Realty Trust, Inc......  19,194       630,523
ProLogis Trust..........................  29,872       776,672
                                                   -----------
                                                     2,605,043
                                                   -----------
Total Real Estate Investment Trust
  (cost $30,941,428)....................            34,717,924
                                                   -----------
SHORT-TERM INVESTMENTS - 3.1%
MUTUAL FUNDS - 1.2%
SSGA Money Market Fund..................  422,063      422,063
                                                   -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

COMMERCIAL PAPER - 1.9%
General Electric Capital Corp.
  1.63%, 7/01/02........................   $   705       705,000
                                                     -----------
Total Short-Term Investments
  (amortized cost $1,127,063)...........               1,127,063
                                                     -----------
TOTAL INVESTMENTS - 100.7%
  (cost $32,068,491)....................              35,844,987
Other assets less liabilities - (0.7%)..                (262,520)
                                                     -----------
NET ASSETS - 100.0%.....................             $35,582,467
                                                     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER GROWTH FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

COMMON STOCK - 84.5%
AEROSPACE & DEFENSE - 1.5%
General Dynamics Corp...................   1,075   $   114,326
                                                   -----------
BANKS - 3.1%
Fifth Third Bancorp.....................     325        21,661
Mellon Financial Corp...................   4,625       145,364
Wells Fargo & Co........................   1,300        65,078
                                                   -----------
                                                       232,103
                                                   -----------
BEVERAGES - 0.9%
Anheuser-Busch Cos., Inc................   1,325        66,250
                                                   -----------
BUILDING & CONSTRUCTION - 1.2%
Masco Corp..............................   3,300        89,463
                                                   -----------
BUSINESS SERVICES - 2.7%
Siebel Systems, Inc.*...................  14,075       200,147
                                                   -----------
COMMERCIAL SERVICES & SUPPLIES - 6.9%
Cendant Corp.*..........................   3,275        52,007
Concord EFS, Inc.*......................   4,875       146,932
eBay, Inc.*.............................   2,500       154,050
First Data Corp.........................   4,250       158,100
                                                   -----------
                                                       511,089
                                                   -----------
COMPUTER & PERIPHERALS - 4.6%
Dell Computer Corp.*....................   5,150       134,621
Sun Microsystems, Inc.*.................  41,500       207,915
                                                   -----------
                                                       342,536
                                                   -----------
CONSUMER PRODUCTS - 2.1%
Procter & Gamble Co.....................   1,725       154,043
                                                   -----------
COSMETICS & TOILETRIES - 2.4%
Avon Products, Inc......................   3,480       181,795
                                                   -----------
DEFENSE - 2.1%
Lockheed Martin Corp....................   2,250       156,375
                                                   -----------
DIVERSIFIED FINANCIALS - 2.1%
Citigroup, Inc..........................   1,800        69,750
J. P. Morgan Chase & Co.................   2,550        86,496
                                                   -----------
                                                       156,246
                                                   -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
BellSouth Corp..........................   2,225        70,088
Verizon Communications, Inc.............   2,800       112,420
                                                   -----------
                                                       182,508
                                                   -----------

                                          SHARES      VALUE

ELECTRIC UTILITIES - 0.4%
Duke Energy Corp........................     950   $    29,545
                                                   -----------
ENERGY EQUIPMENT & SERVICES - 0.1%
Nabors Industries Ltd.*.................     200         7,060
                                                   -----------
FINANCE - 1.2%
Capital One Financial Corp..............   1,446        88,278
                                                   -----------
FINANCIAL SERVICES - 0.2%
Freddie Mac.............................     275        16,830
                                                   -----------
HEALTH CARE FACILITIES - 6.7%
Baxter International, Inc...............   4,975       221,139
HCA, Inc................................   3,065       145,587
Medtronic, Inc..........................   3,000       128,550
                                                   -----------
                                                       495,276
                                                   -----------
HEALTH CARE PROVIDER & SERVICES - 2.3%
Tenet Healthcare Corp.*.................   2,400       171,720
                                                   -----------
HEALTH MAINTENANCE ORGANIZATION - 2.4%
UnitedHealth Group, Inc.................   1,975       180,811
                                                   -----------
HOTELS, RESTAURANT & LEISURE - 0.9%
Carnival Corp...........................   2,475        68,533
                                                   -----------
INDUSTRIAL CONGLOMERATES - 0.6%
3M Co...................................     350        43,050
                                                   -----------
INSURANCE - 3.4%
The Chubb Corp..........................   2,460       174,168
XL Capital Ltd. Class A*................     945        80,041
                                                   -----------
                                                       254,209
                                                   -----------
LEISURE & ENTERTAINMENT - 1.0%
Viacom, Inc. Class A*...................   1,600        70,992
                                                   -----------
MULTILINE RETAIL - 8.0%
Sears Roebuck & Co......................   1,450        78,735
Target Corp.............................   7,050       268,605
The TJX Cos., Inc.......................   3,800        74,518
Wal-Mart Stores, Inc....................   3,200       176,032
                                                   -----------
                                                       597,890
                                                   -----------
OIL & GAS - 3.0%
Anadarko Petroleum Corp.................     790        38,947
ChevronTexaco Corp......................   2,125       188,063
                                                   -----------
                                                       227,010
                                                   -----------
PHARMACEUTICALS - 10.7%
IDEC Pharmaceuticals Corp.*.............   3,800       134,710
Immunex Corp.*..........................   1,200        26,808

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

Johnson & Johnson.......................   2,850   $   148,941
Pfizer, Inc.............................   6,840       239,400
Pharmacia Corp..........................   3,150       117,967
Wyeth...................................   2,450       125,440
                                                   -----------
                                                       793,266
                                                   -----------
RETAILING - 0.4%
Walgreen Co.............................     800        30,904
                                                   -----------
SEMICONDUCTORS - 3.1%
Intel Corp..............................   3,775        68,969
Maxim Integrated Products, Inc.*........   2,150        82,410
Taiwan Semiconductor Manufacturing Co.
  Ltd. ADR*.............................   6,065        78,845
                                                   -----------
                                                       230,224
                                                   -----------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 1.3%
Applied Materials, Inc.*................   5,100        97,002
                                                   -----------
SOFTWARE - 3.1%
Microsoft Corp.*........................   3,475       190,082
VERITAS Software Corp.*.................   2,025        40,075
                                                   -----------
                                                       230,157
                                                   -----------
SPECIALTY RETAIL - 2.6%
Home Depot, Inc.........................   1,090        40,036
Lowe's Cos., Inc.......................    3,400       154,360
                                                   -----------
                                                       194,396
                                                   -----------
TRANSPORTATION - 1.0%
Fedex Corp..............................   1,335        71,289
                                                   -----------
Total Common Stock
  (cost $6,579,876).....................             6,285,323
                                                   -----------

                                          SHARES      VALUE

SHORT TERM INVESTMENTS - 54.7%
MUTUAL FUNDS - 0.0%
SSGA Money Market Fund..................     368   $       368
                                                   -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

COMMERCIAL PAPER - 13.4%
UBN De, Inc.
  1.81%, 9/26/02........................   $ 1,000       995,626
                                                     -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 41.3%
Federal Home Loan Bank Discount Note
  1.67%, 7/12/02........................       950       949,515
  1.68%, 8/08/02........................     1,800     1,796,808
Federal Home Loan Mortgage Discount Note
  1.70%, 7/18/02........................       100        99,920
  1.73%, 7/11/02........................       100        99,952
Federal National Mortgage Assn. Discount
  Note
  1.70%, 8/06/02........................       100        99,830
U.S. Treasury Bills
  1.75%, 7/05/02........................        29        28,994
                                                     -----------
                                                       3,075,019
                                                     -----------
Total Short Term Investments
  (amortized cost $4,071,013)...........               4,071,013
                                                     -----------
TOTAL INVESTMENTS - 139.2%
  (cost $10,650,889)....................              10,356,336
Other assets less
  liabilities - (39.2%).................              (2,916,807)
                                                     -----------
NET ASSETS - 100.0%.....................             $ 7,439,529
                                                     ===========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

COMMON STOCK - 95.4%
AEROSPACE & DEFENSE - 2.2%
General Dynamics Corp...................   1,175   $   124,961
                                                   -----------
BANKS - 6.5%
Fifth Third Bancorp.....................     800        53,320
Mellon Financial Corp...................   3,050        95,861
UCBH Holdings, Inc......................   2,800       106,428
Wells Fargo & Co........................   2,300       115,138
                                                   -----------
                                                       370,747
                                                   -----------
BEVERAGES - 1.3%
Anheuser-Busch Cos., Inc................   1,500        75,000
                                                   -----------
BUILDING & CONSTRUCTION - 1.1%
Masco Corp..............................   2,300        62,353
                                                   -----------
BUSINESS SERVICES - 1.7%
Siebel Systems, Inc.*...................   6,900        98,118
                                                   -----------
COMMERCIAL SERVICES & SUPPLIES - 5.4%
Concord EFS, Inc.*......................   2,300        69,322
eBay, Inc.*.............................   1,700       104,754
First Data Corp.........................   3,600       133,920
                                                   -----------
                                                       307,996
                                                   -----------
COMPUTER & PERIPHERALS - 4.7%
Dell Computer Corp.*....................   5,825       152,265
Sun Microsystems, Inc.*.................  23,350       116,984
                                                   -----------
                                                       269,249
                                                   -----------
CONSUMER PRODUCTS - 3.4%
Avon Products, Inc......................   1,050        54,852
Procter & Gamble Co.....................   1,575       140,648
                                                   -----------
                                                       195,500
                                                   -----------
DEFENSE - 2.3%
Lockheed Martin Corp....................   1,915       133,093
                                                   -----------
DIVERSIFIED FINANCIALS - 2.5%
Citigroup, Inc..........................   2,100        81,375
J. P. Morgan Chase & Co.................   1,725        58,512
                                                   -----------
                                                       139,887
                                                   -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.6%
BellSouth Corp..........................   2,660        83,790
Verizon Communications, Inc.............   4,400       176,660
                                                   -----------
                                                       260,450
                                                   -----------

                                          SHARES      VALUE

FINANCE - 1.6%
Capital One Financial Corp..............   1,448   $    88,400
                                                   -----------
FINANCIAL SERVICES - 1.9%
Freddie Mac.............................   1,725       105,570
                                                   -----------
HEALTH CARE FACILITIES - 4.3%
Baxter International, Inc...............   2,575       114,459
Medtronic, Inc..........................   3,075       131,763
                                                   -----------
                                                       246,222
                                                   -----------
HEALTH CARE PROVIDER & SERVICES - 2.2%
HCA Co..................................   2,650       125,875
                                                   -----------
HEALTH MAINTENANCE ORGANIZATION - 2.7%
UnitedHealth Group, Inc.................   1,650       151,058
                                                   -----------
HOTELS, RESTAURANT & LEISURE - 1.4%
Carnival Corp...........................   2,800        77,532
                                                   -----------
INDUSTRIAL CONGLOMERATES - 1.5%
3M Co...................................     700        86,100
                                                   -----------
INSURANCE - 5.3%
The Chubb Corp..........................   2,194       155,335
XL Capital Ltd. Class A*................   1,745       147,802
                                                   -----------
                                                       303,137
                                                   -----------
LEISURE & ENTERTAINMENT - 1.9%
Viacom, Inc. Class A*...................   2,450       108,707
                                                   -----------
MULTILINE RETAIL - 7.4%
Sears Roebuck & Co......................   1,600        86,880
Target Corp.............................   3,000       114,300
The TJX Cos., Inc.......................   3,500        68,635
Wal-Mart Stores, Inc....................   2,750       151,277
                                                   -----------
                                                       421,092
                                                   -----------
OIL & GAS - 2.5%
Anadarko Petroleum Corp.................     420        20,706
ChevronTexaco Corp......................   1,350       119,475
                                                   -----------
                                                       140,181
                                                   -----------
PHARMACEUTICALS - 10.3%
Abbott Laboratories.....................     650        24,472
IDEC Pharmaceuticals*...................   1,600        56,720
Johnson & Johnson.......................   2,800       146,328
Pfizer, Inc.............................   3,350       117,250
Pharmacia Corp..........................   2,975       111,414
Wyeth...................................   2,450       125,440
                                                   -----------
                                                       581,624
                                                   -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

RETAILING - 1.0%
Walgreen Co.............................   1,500   $    57,945
                                                   -----------
SEMICONDUCTORS - 3.9%
Intel Corp..............................   3,875        70,796
Maxim Integrated Products, Inc.*........   1,350        51,746
Taiwan Semiconductor Manufacturing Co.
  Ltd. ADR*.............................   7,618        99,027
                                                   -----------
                                                       221,569
                                                   -----------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 2.4%
Applied Materials, Inc.*................   7,000       133,140
                                                   -----------
SOFTWARE - 3.5%
Microsoft Corp.*........................   3,575       195,553
                                                   -----------
SPECIALTY RETAIL - 3.2%
Home Depot, Inc.........................     740        27,180
Lowe's Cos., Inc........................   3,375       153,225
                                                   -----------
                                                       180,405
                                                   -----------
TOBACCO - 1.7%
Philip Morris Cos., Inc.................   2,225        97,188
                                                   -----------
TRANSPORTATION - 1.0%
FedEx Corp..............................   1,075        57,405
                                                   -----------
Total Common Stock
  (cost $5,618,672).....................             5,416,057
                                                   -----------

                                          SHARES      VALUE

SHORT TERM INVESTMENTS - 44.9%
MUTUAL FUNDS - 1.2%
SSGA Money Market Fund..................  68,175   $    68,175
                                                   -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

COMMERCIAL PAPER - 17.6%
UBN De, Inc.
  1.81%, 9/26/02........................   $ 1,000       995,626
                                                     -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 26.1%
Federal Home Loan Bank Discount Note
  1.67%, 7/12/02........................       100        99,949
  1.68%, 8/08/02........................       900       898,404
  1.80%, 7/08/02........................       150       149,947
Federal Home Loan Mortgage Discount Note
  1.73%, 7/11/02........................       100        99,952
Federal National Mortgage Assn. Discount
  Note
  1.70%, 8/06/02........................       200       199,660
U. S. Treasury Bills
  1.75%, 8/08/02........................        20        19,963
  1.76%, 9/05/02........................        15        14,952
                                                       1,482,827
                                                     -----------
Total Short Term Investments
  (amortized cost $2,546,628)...........               2,546,628
                                                     -----------
TOTAL INVESTMENTS - 140.3%
  (cost $8,165,300).....................               7,962,685
Other assets less
  liabilities - (40.3%).................              (2,288,464)
                                                     -----------
NET ASSETS - 100.0%.....................             $ 5,674,221
                                                     ===========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

COMMON STOCK - 97.1%
AEROSPACE & DEFENSE - 1.9%
EDO Corp................................   1,050   $   29,925
Verdian Corp.*..........................   1,250       28,375
                                                   ----------
                                                       58,300
                                                   ----------
AIRLINES - 0.5%
ExpressJet Holdings, Inc.*..............   1,200       15,660
                                                   ----------
AUTO EQUIPMENT & SERVICES - 0.9%
Advance Auto Parts, Inc.*...............     500       27,255
                                                   ----------
BANKS - 4.6%
City National Corp......................     600       32,250
IndyMac Bancorp, Inc.*..................     575       13,041
Investors Financial Services Corp.......     740       24,820
UCBH Holdings, Inc......................   1,055       40,100
Webster Financial Corp..................     815       31,166
                                                   ----------
                                                      141,377
                                                   ----------
BEVERAGES - 1.8%
Constellation Brands, Inc. Class A*.....   1,685       53,920
                                                   ----------
BIOTECHNOLOGY - 1.3%
Alkermes, Inc.*.........................     445        7,124
Exelixis, Inc.*.........................   1,300        9,789
Neurocrine Biosciences, Inc.*...........     490       14,039
OSI Pharmaceuticals, Inc.*..............     325        7,901
                                                   ----------
                                                       38,853
                                                   ----------
BROADCASTING - 2.3%
Cumulus Media, Inc. Class A*............   1,540       21,221
Entercom Communications Corp.*..........     325       14,917
Microtune, Inc.*........................   1,970       17,553
Radio One, Inc. Class A*................   1,200       17,844
                                                   ----------
                                                       71,535
                                                   ----------
BUSINESS SERVICES - 1.3%
Hewitt Associates, Inc. Class A*........     500       11,650
Rent-A-Center, Inc.*....................     460       26,685
                                                   ----------
                                                       38,335
                                                   ----------
CHEMICALS - 1.3%
Crompton Corp...........................   3,180       40,545
                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 6.1%
Career Education Corp.*.................     495       22,275
ChoicePoint, Inc.*......................   1,076       48,925
Education Management Corp.*.............     785       31,973
FreeMarkets, Inc.*......................   1,315       18,581
The BISYS Group, Inc.*..................   1,370       45,621

                                          SHARES     VALUE

The Corporate Executive Board Co.*......     555   $   19,009
                                                   ----------
                                                      186,384
                                                   ----------
COMMUNICATION EQUIPMENT - 1.8%
Adaptec, Inc.*..........................   1,965       15,504
Advanced Fibre Communications, Inc.*....     935       15,465
Power Integrations, Inc.*...............   1,370       24,824
                                                   ----------
                                                       55,793
                                                   ----------
COMPUTER SOFTWARE - 4.7%
Borland Software Corp.*.................   2,845       29,304
Fair, Issac & Co., Inc..................   1,690       55,550
J.D. Edwards & Co.*.....................   1,160       14,094
Manhattan Associates, Inc.*.............     820       26,371
NetIQ Corp.*............................     855       19,349
                                                   ----------
                                                      144,668
                                                   ----------
COMPUTER & PERIPHERALS - 0.4%
Synaptics, Inc.*........................   1,485       11,197
                                                   ----------
COMPUTER RELATED & BUSINESS SERVICES - 1.3%
Integrated Circuit Systems, Inc.*.......   1,510       30,487
Western Digital Corp.*..................   3,300       10,725
                                                   ----------
                                                       41,212
                                                   ----------
DIVERSIFIED FINANCIALS - 2.6%
Affiliated Managers Group, Inc.*........     700       43,050
Federal Agricultural Mortgage Corp......     430       11,481
LaBranche & Co., Inc.*..................   1,155       26,450
                                                   ----------
                                                       80,981
                                                   ----------
EDUCATION - 1.8%
Corinthian Colleges, Inc.*..............   1,620       54,902
                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
AMETEK, Inc.............................     630       23,468
Benchmark Electronics, Inc.*............   1,075       31,175
Kopin Corp.*............................   2,515       16,599
Technitrol, Inc.........................   1,235       28,775
                                                   ----------
                                                      100,017
                                                   ----------
ENERGY SERVICES - 1.6%
Spinnaker Exploration Co.*..............     890       32,058
Swift Transportation Co., Inc.*.........     780       18,174
                                                   ----------
                                                       50,232
                                                   ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

ENERGY EQUIPMENT & SERVICES - 2.7%
Cooper Cameron Corp.*...................     905   $   43,820
Smith International, Inc.*..............     575       39,209
                                                   ----------
                                                       83,029
                                                   ----------
FINANCIAL SERVICES - 1.0%
Doral Financial Corp....................     875       29,216
                                                   ----------
FOODS & BEVERAGES - 1.3%
American Italian Pasta Co. Class A*.....     805       41,047
                                                   ----------
FOOD & DRUG RETAILING - 1.4%
Duane Reade, Inc.*......................   1,240       42,222
                                                   ----------
HEALTH CARE - 0.6%
NPS Pharmaceuticals, Inc.*..............   1,285       19,686
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.4%
Cerus Corp.*............................     305       10,333
CTI Molecular Imaging, Inc.*............     550       12,617
Endocare, Inc.*.........................     785       10,370
Haemonetics Corp.*......................     560       16,352
Respironics, Inc.*......................     700       23,835
STERIS Corp.*...........................   1,580       30,194
                                                   ----------
                                                      103,701
                                                   ----------
HEALTH CARE PROVIDER & SERVICES - 6.8%
Accredo Health, Inc.*...................     900       41,526
AMN Healthcare Services, Inc.*..........     450       15,754
Eclipsys Corp.*.........................   2,310       15,151
LifePoint Hospitals, Inc.*..............     955       34,676
Mid Atlantic Medical Services, Inc.*....     800       25,080
Triad Hospitals, Inc.*..................     720       30,514
Unilab Corp.*...........................   1,625       44,509
                                                   ----------
                                                      207,210
                                                   ----------
HOTELS, RESTAURANT & LEISURE - 5.9%
AFC Enterprises, Inc.*..................   1,080       33,750
Alliance Gaming Corp.*..................   1,225       15,288
Applebee's International, Inc...........   1,520       34,595
Covance, Inc.*..........................   2,555       47,907
Panera Bread Co. Class A*...............     700       24,129
Station Casinos, Inc.*..................   1,465       26,150
                                                   ----------
                                                      181,819
                                                   ----------
HOUSEHOLD DURABLES - 0.4%
Interface, Inc. Class A.................   1,700       13,668
                                                   ----------
INSURANCE - 5.3%
Arch Capital Group Ltd.*................   1,000       28,150

                                          SHARES     VALUE

Cross Country, Inc.*....................     885   $   33,453
HCC Insurance Holdings, Inc.............   1,315       34,650
RenaissanceRe Holdings Ltd..............   1,180       43,188
W.R. Berkley Corp.......................     420       23,100
                                                   ----------
                                                      162,541
                                                   ----------
INFORMATION TECHNOLOGY CONSULTING & SERVICES - 0.5%
Documentum, Inc.*.......................   1,320       15,840
                                                   ----------
LEISURE EQUIPMENT & SERVICES - 1.7%
Action Performance Cos., Inc.*..........   1,075       33,970
Activision, Inc.*.......................     640       18,598
                                                   ----------
                                                       52,568
                                                   ----------
LEISURE & ENTERTAINMENT - 0.9%
Hollywood Entertainment Corp.*..........   1,340       27,711
                                                   ----------
MACHINERY - 3.4%
Actuant Corp. Class A*..................     600       24,750
Flowserve Corp.*........................   1,325       39,485
Pentair, Inc............................     855       41,108
                                                   ----------
                                                      105,343
                                                   ----------
MEDICAL DEVICES - 1.0%
Wright Medical Group, Inc.*.............   1,465       29,534
                                                   ----------
OIL & GAS - 1.6%
Noble Energy, Inc.......................     895       32,265
Pogo Producing Co.......................     500       16,310
                                                   ----------
                                                       48,575
                                                   ----------
PERSONAL PRODUCTS - 0.9%
The Yankee Candle Co., Inc.*............   1,010       27,361
                                                   ----------
PHARMACEUTICALS - 3.4%
Angiotech Pharmaceuticals, Inc.*........     450       16,601
Barr Laboratories, Inc.*................     205       13,024
Charles River Laboratories
  International, Inc.*..................   1,445       50,647
Kos Pharmaceuticals, Inc.*..............     415        8,445
Ligand Pharmaceuticals, Inc.
  Class B*..............................   1,070       15,515
                                                   ----------
                                                      104,232
                                                   ----------
RAILROADS - 0.9%
J.B. Hunt Transport Services, Inc.*.....     950       28,044
                                                   ----------
RETAILING - 1.1%
Michaels Stores, Inc.*..................     885       34,515
                                                   ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

SEMICONDUCTORS - 2.1%
Cirrus Logic, Inc.*.....................   1,695   $   12,492
Fairchild Semiconductor Corp.
  Class A*..............................   1,140       27,702
International Rectifier Corp.*..........     805       23,466
                                                   ----------
                                                       63,660
                                                   ----------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 2.6%
Cymer, Inc.*............................     390       13,666
Semtech Corp.*..........................     790       21,093
Varian Semiconductor Equipment
  Associates, Inc.*.....................     450       15,268
Zoran Corp.*............................   1,355       31,043
                                                   ----------
                                                       81,070
                                                   ----------
SOFTWARE - 1.6%
Synopsys, Inc.*.........................     575       31,516
THQ, Inc.*..............................     562       16,759
                                                   ----------
                                                       48,275
                                                   ----------
SPECIALTY RETAIL - 4.5%
AnnTaylor Stores Corp.*.................   1,200       30,468
Charlotte Russe Holding, Inc.*..........   1,020       22,776
Chico's FAS, Inc.*......................     890       32,325
Christopher & Banks Corp.*..............     570       24,111
Copart, Inc.*...........................     490        7,953
Electronics Boutique Holdings Corp.*....     640       18,752
                                                   ----------
                                                      136,385
                                                   ----------
TEXTILES - 0.5%
Mohawk Industries, Inc.*................     265       16,305
                                                   ----------

                                          SHARES     VALUE

TEXTILES & APPAREL - 1.2%
Coach, Inc.*............................     665   $   36,509
                                                   ----------
TRUCKING & FREIGHT FORWARDING - 0.9%
Pacer International, Inc.*..............   1,560       26,894
                                                   ----------
Total Common Stock
  (cost $3,114,374).....................            2,978,126
                                                   ----------
SHORT-TERM INVESTMENTS - 3.5%
MUTUAL FUNDS - 1.0%
SSGA Money Market Fund..................  30,000       30,000
                                                   ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.5%
U.S. Treasury Bills
  1.74%, 8/29/02........................   $    10        9,971
  1.74%, 9/12/02........................        10        9,965
  1.75%, 7/05/02........................        29       28,995
  1.76%, 9/05/02........................        30       29,903
                                                     ----------
                                                         78,834
                                                     ----------
Total Short-Term Investments
  (amortized cost $108,834).............                108,834
                                                     ----------
TOTAL INVESTMENTS - 100.6%
  (cost $3,223,208).....................              3,086,960
                                                     ----------
Other assets less liabilities -(0.6%)...                (19,711)
                                                     ----------
NET ASSETS - 100.0%.....................             $3,067,249
                                                     ==========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS FINANCIAL FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

COMMON STOCK - 97.7%
BANKING S&L - 20.3%
Bank One Corp......................           11,800  $  454,064
Fifth Third Bancorp................           2,100      139,965
Golden West Financial Corp.........           6,500      447,070
Lloyds TSB Group PLC ADR...........           5,900      236,295
State Street Corp..................           4,500      201,150
Wells Fargo & Co...................           8,200      410,492
                                                      ----------
                                                       1,889,036
                                                      ----------
CONSUMER PRODUCTS - 4.6%
Philip Morris Cos., Inc............           9,900      432,432
                                                      ----------
FINANCIAL SERVICES - 22.5%
American Express Co................           18,800     682,816
Household International, Inc.......           9,000      447,300
Moodys Corp........................           9,700      482,575
Providian Financial Corp.*.........           6,700       39,396
The Charles Schwab Corp............           4,900       54,880
The New Dun & Bradstreet Corp.*....           11,600     383,380
                                                      ----------
                                                       2,090,347
                                                      ----------
INSURANCE - 23.6%
American International
  Group, Inc.......................           3,650      249,039
Aon Corp...........................           6,400      188,672
Berkshire Hathaway, Inc. Class
  A*...............................               4      267,200
Cincinnati Financial Corp..........           6,000      279,180
Everest Re Group, Ltd..............           3,100      173,445
                                     COUNTRY
                                      CODE    SHARES    VALUE

FPIC Insurance Group, Inc.*........           2,700   $   40,635
Horace Mann Educators Corp.........           4,900       91,483
Loews Corp.........................           3,000      158,970
Markel Corp.*......................             800      157,600
The Principal Financial
  Group, Inc.*.....................           7,500      232,500
Transatlantic Holdings, Inc........           4,450      356,000
                                                      ----------
                                                       2,194,724
                                                      ----------
INVESTMENT FIRM - 18.8%
Citigroup, Inc.....................           10,800     418,500
Julius Baer Holding Ltd.,
  Zurich*..........................  CH       1,600      458,599
Morgan Stanley Dean Witter & Co....           10,100     435,108
Stillwell Financial, Inc...........           24,000     436,800
                                                      ----------
                                                       1,749,007
                                                      ----------
PACKAGING - 3.9%
Sealed Air Corp.*..................           9,000      362,430
                                                      ----------
TECHNOLOGY - 4.0%
Tyco International Ltd.............           27,800     375,578
                                                      ----------
TOTAL INVESTMENTS - 97.7%
  (cost $9,991,844)................                    9,093,554
Other assets less
  liabilities - 2.3%...............                      218,007
                                                      ----------
NET ASSETS - 100.0%................                   $9,311,561
                                                      ==========

  *  Non-income producing security
ADR = American Depositary Receipt
CH = Switzerland

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

COMMON STOCK - 91.5%
BANKING S&L - 10.2%
Bank One Corp...........................  18,800   $   723,424
Golden West Financial Corp..............  13,800       949,164
Lloyds TSB Group PLC ADR................  13,800       552,690
Wells Fargo & Co........................  26,800     1,341,608
                                                   -----------
                                                     3,566,886
                                                   -----------
BUILDING MATERIALS - 3.3%
American Standard Cos., Inc.*...........   1,600       120,160
Martin Marietta Materials, Inc..........   7,000       273,000
Masco Corp..............................  17,800       482,558
Vulcan Materials Co.....................   6,500       284,700
                                                   -----------
                                                     1,160,418
                                                   -----------
CONSUMER PRODUCTS - 5.5%
Philip Morris Cos., Inc.................  44,400     1,939,392
                                                   -----------
DIVERSIFIED MANUFACTURING - 3.5%
3M Co...................................   6,700       824,100
Dover Corp..............................  11,500       402,500
                                                   -----------
                                                     1,226,600
                                                   -----------
ELECTRONICS - 0.3%
Agere Systems, Inc. Class A*............  76,500       107,100
                                                   -----------
ENERGY SOURCES - 6.8%
Conoco, Inc.............................   4,200       116,760
Devon Energy Corp.......................  13,900       684,992
EOG Resources, Inc......................   9,800       389,060
Kinder Morgan, Inc......................  10,900       414,418
Phillips Petroleum Co...................  13,100       771,328
                                                   -----------
                                                     2,376,558
                                                   -----------
FINANCIAL SERVICES - 16.8%
American Express Co.....................  65,800     2,389,856
Citigroup, Inc..........................  31,433     1,218,029
Household International, Inc............  28,300     1,406,510
Moody's Corp............................  10,100       502,475
Providian Financial Corp.*..............  12,200        71,736
The New Dun & Bradstreet Corp.*.........   9,300       307,365
                                                   -----------
                                                     5,895,971
                                                   -----------
FOOD, BEVERAGES & RESTAURANTS - 4.1%
Albertsons, Inc.........................   3,900       118,794
Diageo PLC ADR..........................  12,600       650,790
Hershey Foods Corp......................   3,800       237,500
Kraft Foods, Inc. Class A...............  10,600       434,070
                                                   -----------
                                                     1,441,154
                                                   -----------
                                          SHARES      VALUE

HOTELS - 0.8%
Marriott International, Inc.
  Class A...............................   7,400   $   281,570
                                                   -----------
INSURANCE - BROKERS - 1.2%
Aon Corp................................  14,900       439,252
                                                   -----------
INVESTMENT FIRM - 1.9%
Morgan Stanley Dean Witter & Co.........  11,200       482,496
Stillwell Financial, Inc................   9,700       176,540
                                                   -----------
                                                       659,036
                                                   -----------
LIFE INSURANCE - 0.4%
The Principal Financial Group, Inc.*....   4,500       139,500
                                                   -----------
MULTILINE INSURANCE - 5.3%
American International Group, Inc.......  19,900     1,357,777
Loews Corp..............................   9,500       503,405
                                                   -----------
                                                     1,861,182
                                                   -----------
PACKAGING - 2.4%
Sealed Air Corp.*.......................  20,900       841,643
                                                   -----------
PHARMACEUTICALS - 5.4%
Bristol-Myers Squibb Co.................  10,300       264,710
Eli Lilly & Co..........................  11,200       631,680
IMS Health, Inc.........................   7,500       134,625
Merck & Co..............................  14,100       714,024
Pharmacia Corp..........................   4,000       149,800
                                                   -----------
                                                     1,894,839
                                                   -----------
PROPERTY CASUALTY INSURANCE - 2.5%
Markel Corp.*...........................     200        39,400
The Chubb Corp..........................   2,100       148,680
The Progressive Corp....................  11,700       676,845
                                                   -----------
                                                       864,925
                                                   -----------
PUBLISHING - 0.9%
Gannett, Inc............................   4,000       303,600
                                                   -----------
REAL ESTATE - 1.9%
Avalonbay Communities, Inc..............     400        18,680
CenterPoint Properties Corp.............  10,998       637,994
                                                   -----------
                                                       656,674
                                                   -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

REINSURANCE - 4.7%
Berkshire Hathaway, Inc. Class A*.......      15   $ 1,002,000
Transatlantic Holdings, Inc.............   8,150       652,000
                                                   -----------
                                                     1,654,000
                                                   -----------
RETAILING - 5.3%
Costco Wholesale Corp.*.................  26,100     1,007,982
J. C. Penney Co., Inc...................   4,600       101,292
RadioShack Corp.........................  10,100       303,606
Safeway, Inc.*..........................  15,400       449,526
                                                   -----------
                                                     1,862,406
                                                   -----------
TECHNOLOGY - 4.3%
BMC Software, Inc.*.....................   9,900       164,340
Lexmark International, Inc.
  Class A*..............................  12,300       669,120
Tyco International Ltd..................  50,030       675,905
                                                   -----------
                                                     1,509,365
                                                   -----------
TELECOMMUNICATIONS - 0.4%
Tellabs, Inc.*..........................  25,100       155,620
                                                   -----------
                                          SHARES      VALUE

TRANSPORTATION - 3.6%
United Parcel Service, Inc. Class B.....  20,300   $ 1,253,525
                                                   -----------
Total Common Stock
  (cost $35,287,342)....................            32,091,216
                                                   -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 9.0%
REPURCHASE AGREEMENT - 9.0%
State Street Bank and Trust Company
  1.90%, 7/01/02
  (collateralized by $3,165,000 Federal
  Home Loan Mortgage Corporation,
  3.550%, 03/26/04 with a value of
  $3,213,080)
  (amortized cost $3,149,000)...........   $3,149     3,149,000
                                                     ----------
TOTAL INVESTMENTS - 100.5%
  (cost $38,436,342)....................             35,240,216
Other assets less liabilities -(0.5%)...               (181,787)
                                                     ----------
NET ASSETS - 100.0%.....................             $35,058,429
                                                     ==========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO ENERGY FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

COMMON STOCKS - 88.7%
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
Active Power*......................           5,400   $   19,494
                                                      ----------
GAS UTILITIES - 1.2%
Equitable Resources................           2,000       68,600
                                                      ----------
INTEGRATED OIL & GAS - 13.8%
Amerada Hess Corp..................           2,300      189,750
Conoco, Inc........................           6,700      186,260
Exxon Mobil........................           3,000      122,760
Murphy Oil.........................           3,800      313,500
                                                      ----------
                                                         812,270
                                                      ----------
OIL & GAS - DRILLING - 18.2%
Atwood Oceanics*...................           3,800      142,500
GlobalSantaFe Corp.................           6,100      166,835
Grey Wolf*.........................           30,700     125,563
Nabors Industries Ltd.*............           2,300       81,190
Noble Corp.*.......................           5,800      223,880
Patterson-UTI Energy, Inc.*........           5,600      158,088
Pride International*...............           11,000     172,260
                                                      ----------
                                                       1,070,316
                                                      ----------
OIL & GAS - EQUIPMENT & SERVICES - 27.8%
Baker Hughes, Inc..................           5,400      179,766
BJ Services*.......................           3,800      128,744
Cal Dive International*............           5,800      127,600
Cooper Cameron*....................           2,000       96,840
FMC Technologies*..................           8,700      180,612
Maverick Tube*.....................           6,000       90,000
National-Oilwell, Inc.*............           6,500      136,825
Schlumberger Ltd...................           2,700      125,550
Smith International*...............           1,800      122,742
Technip-Coflexip SA ADR............           2,800       74,200
Tidewater, Inc.....................           3,500      115,220
Veritas DGC*.......................  CA       4,400       55,440
Weatherford International Ltd.*....           4,800      207,360
                                                      ----------
                                                       1,640,899
                                                      ----------
                                     COUNTRY
                                      CODE    SHARES    VALUE

OIL & GAS - EXPLORATION & PRODUCTION - 26.2%
Apache Corp........................           3,800   $  218,424
EEX Corp.*.........................           4,500        9,000
EnCana Corp........................  CA       5,800      177,480
Evergreen Resources*...............           1,700       72,250
Gulf Indonesia Resources Ltd.*.....  ID       9,800      129,262
Kerr-McGee Corp....................           4,300      230,265
Nexen, Inc.........................  CA       3,900      106,665
Ocean Energy.......................           7,900      171,193
Pioneer Natural Resources*.........           8,200      213,610
Pogo Producing.....................           3,200      104,384
Remington Oil & Gas*...............           5,700      113,544
                                                      ----------
                                                       1,546,077
                                                      ----------
STEEL - 1.2%
Oregon Steel Mills*................           11,600      69,600
                                                      ----------
Total Common Stocks
  (cost $5,246,696)................                    5,227,256
                                                      ----------
OTHER - 2.0%
NATURAL GAS PIPELINE - 2.0%
El Paso Corp.......................           2,300      117,990
                                                      ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT-TERM INVESTMENTS - 25.2%
REPURCHASE AGREEMENT - 25.2%
State Street Bank and Trust Company,
  1.90%, 7/1/02
  (collateralized by $1,000,000
  U.S. Treasury Bonds, 13.250%, 05/15/14
  with a value of $1,522,717)
  (amortized cost $1,486,000)...........   $1,486    1,486,000
                                                     ---------
TOTAL INVESTMENTS - 115.9%
  (cost $6,848,596).....................             6,831,246
Other assets less
  liabilities - (15.9%).................              (934,790)
                                                     ---------
NET ASSETS - 100.0%.....................             $5,896,456
                                                     =========

  *  Non-income producing security
ADR = American Depositary Receipt
CA = Canada
ID = Indonesia

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO HEALTH SCIENCES FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCKS - 101.0%
BIOTECHNOLOGY - 9.5%
Amgen, Inc.*............................  5,220   $  218,613
Gilead Sciences*........................  6,900      226,872
IDEC Pharmaceuticals*...................  3,360      119,112
Serono SA ADR...........................  9,900      161,370
                                                  ----------
                                                     725,967
                                                  ----------
HEALTH CARE DISTRIBUTORS & SERVICES - 10.4%
McKesson Corp...........................  6,400      209,280
Quest Diagnostics, Inc.*................  1,100       94,655
Triad Hospitals*........................  7,300      309,374
Universal Health Services Class B
  Shrs*.................................  3,800      186,200
                                                  ----------
                                                     799,509
                                                  ----------
HEALTH CARE EQUIPMENT - 8.6%
C.R. Bard, Inc..........................  1,500       84,870
Laboratory Corp. of America Holdings*...  3,380      154,297
Medtronic, Inc..........................  3,000      128,550
St. Jude Medical*.......................  2,000      147,700
Varian Medical Systems*.................  1,200       48,660
Zimmer Holdings*........................  2,654       94,642
                                                  ----------
                                                     658,719
                                                  ----------
HEALTH CARE FACILITIES - 11.1%
HCA, Inc................................  7,320      347,700
Health Management Associates Class A
  Shrs*.................................  9,200      185,380
Tenet Healthcare*.......................  4,500      321,975
                                                  ----------
                                                     855,055
                                                  ----------
                                          SHARES    VALUE

HEALTH CARE SUPPLIES - 2.7%
Alcon, Inc.*............................  6,100   $  208,925
                                                  ----------
MANAGED HEALTH CARE - 15.7%
First Health Group*.....................  6,600      185,064
Oxford Health Plans*....................  3,600      167,256
Trigon Healthcare*......................  1,500      150,870
UnitedHealth Group......................  3,400      311,270
WellPoint Health Networks, Inc.*........  5,000      389,050
                                                  ----------
                                                   1,203,510
                                                  ----------
PHARMACEUTICALS - 43.0%
Abbott Laboratories.....................  6,240      234,936
Allergan, Inc...........................  4,740      316,395
AmerisourceBergen Corp..................  5,487      417,012
Cardinal Health.........................  3,300      202,653
Forest Laboratories*....................  4,600      325,680
Johnson & Johnson.......................  6,609      345,386
Novartis AG ADR.........................  6,500      284,895
Pfizer, Inc.............................  9,670      338,450
Pharmacia Corp..........................  7,540      282,373
Schering AG ADR.........................    900       57,150
Teva Pharmaceutical Industries Ltd.
  ADR...................................  3,420      228,388
Wyeth...................................  5,320      272,384
                                                  ----------
                                                   3,305,702
                                                  ----------
TOTAL INVESTMENTS - 101.0%
  (cost $8,024,295).....................           7,757,387
Other assets less
  liabilities - (1.0%)..................             (77,660)
                                                  ----------
NET ASSETS - 100.0%.....................          $7,679,727
                                                  ==========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

COMMON STOCKS & WARRANTS - 94.0%
AEROSPACE & DEFENSE - 2.1%
Boeing Co..........................             500   $   22,500
Lockheed Martin....................             500       34,750
                                                      ----------
                                                          57,250
                                                      ----------
APPLICATION SOFTWARE - 8.9%
Amdocs Ltd.*.......................           1,000        7,550
BEA Systems*.......................           3,600       34,236
Cadence Design Systems*............           1,100       17,732
Check Point Software
  Technologies Ltd.*...............           1,300       17,628
Intuit, Inc.*......................             900       44,748
Mercury Interactive* (2)...........             900       20,664
PeopleSoft, Inc.*..................           1,000       14,880
Rational Software*.................             800        6,568
SAP AG ADR.........................             400        9,716
Siebel Systems*....................           1,500       21,330
Synopsys, Inc.*....................             600       32,886
TIBCO Software*....................           3,600       20,016
                                                      ----------
                                                         247,954
                                                      ----------
COMPUTER HARDWARE - 5.7%
Apple Computer* (2)................           2,700       47,844
Dell Computer*.....................           2,800       73,192
Hewlett-Packard Co.................             700       10,696
Sun Microsystems*..................           5,100       25,551
                                                      ----------
                                                         157,283
                                                      ----------
COMPUTER STORAGE & PERIPHERALS - 5.1%
Brocade Communications Systems*....           1,600       27,968
EMC Corp.*.........................           2,900       21,895
Emulex Corp.*......................           1,400       31,514
Lexmark International Class A
  Shrs*............................             300       16,320
McDATA Corp. Class A Shrs*.........           1,200       10,572
Network Appliance, Inc.*...........           2,800       34,832
                                                      ----------
                                                         143,101
                                                      ----------
CONSUMER ELECTRONICS - 1.0%
Sony Corp. ADR.....................             500       26,550
                                                      ----------
DATA PROCESSING SERVICES - 6.0%
First Data Corp....................           2,000       74,400
Fiserv, Inc.*......................           1,600       58,736
Paychex, Inc.......................           1,100       34,419
                                                      ----------
                                                         167,555
                                                      ----------
                                     COUNTRY
                                      CODE    SHARES    VALUE

ELECTRICAL EQUIPMENT & INSTRUMENTS - 5.5%
Arrow Electronics*.................             600   $   12,450
Celestica, Inc.*...................           1,800       40,878
Flextronics International Ltd.*....           4,400       31,372
Jabil Circuit*.....................           2,200       46,442
KEMET Corp.*.......................             200        3,572
Sanmina-SCI Corp.*.................           2,000       12,620
Solectron Corp.*...................           1,000        6,150
                                                      ----------
                                                         153,484
                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Samsung Electronics Ltd.
  GDR (1)..........................             200       27,460
                                                      ----------
INTEGRATED TELECOMMUNICATION SERVICES -
  LONG DISTANCE - 0.3%
Qwest Communications
  International....................           3,000        8,400
                                                      ----------
INTERNET RETAIL - 1.7%
Amazon.com, Inc.*..................             600        9,750
eBay, Inc.*........................             600       36,972
                                                      ----------
                                                          46,722
                                                      ----------
INTERNET SOFTWARE & SERVICES - 0.3%
SmartForce PLC ADR*................           2,800        9,520
                                                      ----------
IT CONSULTING & SERVICES - 6.2%
Affiliated Computer Services
  Class A Shrs*....................             600       28,488
BISYS Group*.......................           2,100       69,930
Computer Sciences*.................           1,000       47,800
KPMG Consulting*...................           1,700       25,262
                                                      ----------
                                                         171,480
                                                      ----------
MOVIES & ENTERTAINMENT - 0.7%
AOL Time Warner*...................           1,300       19,123
                                                      ----------
NETWORKING EQUIPMENT - 3.0%
Cisco Systems*.....................           4,100       57,195
Extreme Networks*..................           2,000       20,180
Finisar Corp.*.....................           1,900        4,503
NetScreen Technologies*............             200        1,836
                                                      ----------
                                                          83,714
                                                      ----------
SEMICONDUCTOR EQUIPMENT - 5.9%
Applied Materials*.................           2,300       43,746
ASML Holding NV New York Registered
  Shrs*............................  NL       1,700       25,704
KLA-Tencor Corp.*..................             600       26,394

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

Kulicke & Soffa Industries*........             800   $    9,912
Lam Research*......................             700       12,586
Novellus Systems*..................             900       30,600
Teradyne, Inc.*....................             700       16,450
                                                      ----------
                                                         165,392
                                                      ----------
SEMICONDUCTORS - 20.5%
Analog Devices*....................             900       26,730
Atmel Corp.*.......................           3,800       23,788
Broadcom Corp. Class A Shrs*.......             400        7,016
Cypress Semiconductor*.............           1,200       18,216
Fairchild Semiconductor
  International Class A Shrs*......             700       17,010
Integrated Device Technology*......             800       14,512
Intel Corp.........................           2,700       49,329
Intersil Corp. Class A Shrs*.......             700       14,966
Linear Technology..................           1,400       44,002
Maxim Integrated Products*.........           1,400       53,662
Microchip Technology, Inc.*........           3,150       86,404
Micron Technology*.................           1,500       30,330
Micron Technology Warrants (exp.
  5/15/08)* (1)....................             100          544
National Semiconductor*............           1,000       29,170
QLogic Corp.*......................             800       30,480
RF Micro Devices*..................           2,300       17,526
Taiwan Semiconductor
  Manufacturing Ltd. ADR*..........           2,310       30,030
Texas Instruments..................           1,800       42,660
United Microelectronics ADR*.......           1,777       13,061
Xilinx, Inc.*......................           1,000       22,430
                                                      ----------
                                                         571,866
                                                      ----------
SYSTEMS SOFTWARE - 10.6%
Adobe Systems......................             800       22,800
BMC Software*......................           1,400       23,240
                                     COUNTRY
                                      CODE    SHARES    VALUE

Microsoft Corp.*...................           1,300   $   71,110
Network Associates*................           2,500       48,175
Oracle Corp.*......................           3,300       31,251
Symantec Corp.*....................           1,800       59,130
VERITAS Software*..................           2,000       39,580
                                                      ----------
                                                         295,286
                                                      ----------
TELECOMMUNICATIONS EQUIPMENT - 5.5%
Motorola, Inc......................           1,900       27,398
Nokia Corp. ADR*...................           2,700       39,096
Polycom, Inc.*.....................           2,905       34,831
Powerwave Technologies*............           2,200       20,152
QUALCOMM, Inc.*....................             650       17,869
Research in Motion Ltd.*...........           1,200       13,656
                                                      ----------
                                                         153,002
                                                      ----------
TRACKING STOCK - 4.0%
Nasdaq-100 Series I Shrs...........           4,300      112,101
                                                      ----------
Total Common Stocks & Warrants
  (cost $3,574,549).........................           2,617,243
                                                      ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 11.5%
REPURCHASE AGREEMENT - 11.5%
State Street Bank & Trust Company 1.90%,
  7/1/02
  (collateralized by $255,000 U.S.
  Treasury Bond, 7.875%, 2/15/21 with a
  value of $328,479)
  (amortized cost $322,000).............    $322          322,000
                                                     ------------
TOTAL INVESTMENTS - 105.5%
  (cost $3,896,549).....................                2,939,243
Other assets less
  liabilities - (5.5%)..................                 (154,247)
                                                     ------------
NET ASSETS - 100.0%.....................             $  2,784,996
                                                     ============

  *  Non-income producing security
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
NL = Netherlands
(1) Eligible for resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002 these securities amounted to $28,004 representing 1.0% of net assets.
(2) Security or a portion of the security had been designated as collateral for written options.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

COMMON STOCKS - 80.9%
ADVERTISING - 0.8%
Omnicom Group......................             220   $   10,076
                                                      ----------
AEROSPACE & DEFENSE - 2.7%
L-3 Communications Holdings*.......             670       36,180
                                                      ----------
ALTERNATIVE CARRIERS - 0.9%
Time Warner Telecom Class A
  Shrs*............................           6,700       11,256
                                                      ----------
APPLICATION SOFTWARE - 1.1%
Amdocs Ltd.*.......................           1,050        7,928
BEA Systems, Inc.*.................             700        6,657
                                                      ----------
                                                          14,585
                                                      ----------
BROADCASTING - RADIO/TV - 3.6%
Fox Entertainment Group Class A
  Shrs*............................             720       15,660
Grupo Televisa S.A. de C.V. ADR*...             475       17,755
Univision Communications Class A
  Shrs*............................             460       14,444
                                                      ----------
                                                          47,859
                                                      ----------
CABLE & SATELLITE OPERATORS - 8.0%
Comcast Corp. Class A Shrs*........           1,300       31,460
Liberty Media Class A Shrs*........           5,800       58,000
USA Interactive*...................             700       16,415
                                                      ----------
                                                         105,875
                                                      ----------
COMPUTER STORAGE & PERIPHERALS - 1.2%
Brocade Communications Systems*....             870       15,208
                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
Samsung Electronics GDR (1)........              60        8,238
                                                      ----------
INTEGRATED TELECOMMUNICATION SERVICES - 29.6%
AT&T Corp..........................           1,200       12,840
BCE, Inc.*.........................  CA       1,890       32,842
BellSouth Corp.....................           1,600       50,400
CenturyTel, Inc....................           1,900       56,050
China Unicom Ltd.*.................  HK       16,000      12,308
KT Corp. ADR.......................           1,830       39,620
Portugal Telecom, SGPS, S.A. ADR...           3,600       25,596
SBC Communications.................           1,600       48,800
                                     COUNTRY
                                      CODE    SHARES    VALUE

Telefonos de Mexico S.A. de C.V.
  ADR ADR..........................           1,830   $   58,706
Verizon Communications.............           1,300       52,195
                                                      ----------
                                                         389,357
                                                      ----------
INTEGRATED TELECOMMUNICATION SERVICES -
  LONG DISTANCE - 1.5%
Broadwing, Inc.*...................           3,800        9,880
Qwest Communications
  International....................           3,500        9,800
                                                      ----------
                                                          19,680
                                                      ----------
INTERNET SOFTWARE & SERVICES - 0.3%
AsiaInfo Holdings*.................             300        3,975
                                                      ----------
MOVIES & ENTERTAINMENT - 5.4%
AOL Time Warner*...................           2,000       29,420
Viacom, Inc. Class B Shrs*.........             945       41,930
                                                      ----------
                                                          71,350
                                                      ----------
NETWORKING EQUIPMENT - 6.1%
Cisco Systems, Inc.*...............           4,300       59,985
Extreme Networks*..................           1,950       19,675
                                                      ----------
                                                          79,660
                                                      ----------
SEMICONDUCTORS - 2.9%
Broadcom Corp. Class A Shrs*.......             450        7,893
Intel Corp.........................             400        7,308
PMC-Sierra, Inc.*..................             600        5,562
RF Micro Devices*..................           1,300        9,906
Texas Instruments..................             300        7,110
                                                      ----------
                                                          37,779
                                                      ----------
SYSTEMS SOFTWARE - 1.2%
Symantec Corp.*....................             500       16,425
                                                      ----------
TELECOMMUNICATIONS EQUIPMENT - 7.2%
Motorola, Inc......................           1,500       21,630
Nokia Corp. ADR* (2)...............           1,900       27,512
Polycom, Inc.*.....................           1,020       12,230
Powerwave Technologies*............           1,300       11,908
QUALCOMM, Inc.*....................             400       10,996
Tekelec*...........................             600        4,818
Tollgrade Communications*..........             400        5,868
                                                      ----------
                                                          94,962
                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES - 7.8%
AT&T Wireless Services*............           1,800       10,530

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

Nextel Communications Class A
  Shrs*............................           3,700   $   11,877
Nextel Partners Class A Shrs*......           1,100        2,992
Telecom Italia Mobile SpA*.........  IT       9,100       37,227
Vodafone Group PLC.................  UK       28,900      39,656
                                                      ----------
                                                         102,282
                                                      ----------
Total Common Stocks
  (cost $1,663,211)................                    1,064,747
                                                      ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

SHORT TERM INVESTMENTS - 18.8%
REPURCHASE AGREEMENT - 18.8%
State Street Bank and Trust Co. 1.90%,
  7/1/02 (collateralized by $200,000
  U.S. Treasury Note, 7.875%, 02/15/21
  with a value of $257,630)
  (amortized cost $247,000).............    $247      $  247,000
                                                      ----------
TOTAL INVESTMENTS - 99.7%
  (cost $1,910,211).....................               1,311,747
Other assets less liabilities - 0.3%....                   4,002
                                                      ----------
NET ASSETS - 100.0%.....................              $1,315,749
                                                      ==========

  *  Non-income producing security
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
CA = Canada
HK = Hong Kong
IT = Italy
UK = United Kingdom
(1) Eligible for resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002 these securities amounted to $8,238 representing 0.6% of net assets.
(2) Security or a portion of the security has been designated as collateral for written options.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 97.9%
APPAREL & TEXTILES - 0.9%
Coach, Inc.*............................    700   $   38,430
                                                  ----------
AUTO PARTS - 1.7%
Advanced Auto Parts*....................    500       27,255
Lear Corp.*.............................    900       41,625
                                                  ----------
                                                      68,880
                                                  ----------
BANKS - 1.6%
Commerce Bancorp, Inc...................    575       25,415
National Commerce Financial Corp........  1,490       39,187
                                                  ----------
                                                      64,602
                                                  ----------
BEVERAGES - SOFT DRINKS - 1.7%
The Pepsi Bottling Group, Inc...........  2,280       70,224
                                                  ----------
BIOTECH RESEARCH & PRODUCTION - 5.1%
Cephalon, Inc.*.........................  1,200       54,240
Gilead Sciences, Inc.*..................  2,200       72,336
IDEC Pharmaceuticals Corp.*.............  1,360       48,212
Millennium Pharmaceuticals, Inc.*.......    790        9,599
Pharmaceutical Product
  Development, Inc.*....................  1,000       26,340
                                                  ----------
                                                     210,727
                                                  ----------
COMMUNICATION TECHNOLOGY - 3.4%
Harris Corp.............................  1,500       54,360
L-3 Communications Holdings, Inc.*......  1,600       86,400
                                                  ----------
                                                     140,760
                                                  ----------
COMPUTER SERVICES & SOFTWARE SYSTEMS - 7.3%
Emulex Corp.*...........................  2,000       45,020
Intuit, Inc.*...........................  1,700       84,524
KPMG Consulting, Inc.*..................  3,500       52,010
Mercury Interactive Corp.*..............  1,150       26,404
Network Appliance, Inc.*................  2,700       33,588
Sabre Holdings Corp.*...................  1,600       57,280
                                                  ----------
                                                     298,826
                                                  ----------
CONSUMER ELECTRONICS - 1.5%
Electronic Arts, Inc.*..................    920       60,766
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 1.0%
Investment Technology Group, Inc.*......    850       27,795
Moody's Corp............................    300       14,925
                                                  ----------
                                                      42,720
                                                  ----------
                                          SHARES    VALUE

DIVERSIFIED MATERIALS & PROCESSING - 2.0%
American Standard Cos., Inc.*...........    450   $   33,795
Danaher Corp............................    700       46,445
                                                  ----------
                                                      80,240
                                                  ----------
DRUGS & PHARMACEUTICAL - 5.0%
AmerisourceBergen Corp..................    400       30,400
Forest Laboratories, Inc.*..............    630       44,604
Guidant Corp.*..........................    900       27,207
King Pharmaceuticals, Inc.*.............  3,400       75,650
Teva Pharmaceutical Industries Ltd.
  ADR...................................    400       26,712
                                                  ----------
                                                     204,573
                                                  ----------
EDUCATION SERVICES - 2.0%
Apollo Group, Inc. Class A*.............  2,105       82,979
                                                  ----------
ELECTRONICS - 1.1%
SPX Corp.*..............................    400       47,000
                                                  ----------
ELECTRONICS - SEMICONDUCTORS - 9.1%
Integrated Device Technology, Inc.*.....  3,800       68,932
Intersil Corp. Class A*.................  4,960      106,045
KLA-Tencor Corp.*.......................  1,000       43,990
Linear Technology Corp..................  1,200       37,716
Microchip Technology, Inc.*.............  2,750       75,432
Semtech Corp.*..........................  1,600       42,720
                                                  ----------
                                                     374,835
                                                  ----------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 5.0%
Affiliated Computer Services, Inc.
  Class A*..............................  1,100       52,228
Concord EFS, Inc.*......................  1,980       59,677
SunGard Data Systems, Inc.*.............  3,500       92,680
                                                  ----------
                                                     204,585
                                                  ----------
HEALTH CARE - DIVERSE - 1.9%
Zimmer Holdings, Inc.*..................  2,200       78,452
                                                  ----------
HEALTH CARE - FACILITIES - 5.1%
Laboratory Corp. of America Holdings*...  2,040       93,126
Quest Diagnostics, Inc.*................  1,350      116,168
                                                  ----------
                                                     209,294
                                                  ----------
HEALTH CARE - MANAGEMENT SERVICES - 0.7%
Caremark Rx, Inc.*......................  1,700       28,050
                                                  ----------
HEALTH CARE - SERVICES - 5.6%
AMN Healthcare Services, Inc.*..........  1,400       49,014
Anthem, Inc.*...........................    700       47,236

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

Community Health Care*..................  1,750   $   46,900
Express Scripts, Inc.*..................  1,775       88,945
                                                  ----------
                                                     232,095
                                                  ----------
HOMEBUILDERS - 1.6%
D.R. Horton, Inc........................  2,600       67,678
                                                  ----------
HOUSEHOLD EQUIPMENT & PRODUCTS - 2.4%
Maytag Corp.............................  1,000       42,650
Mohawk Industries, Inc.*................    900       55,377
                                                  ----------
                                                      98,027
                                                  ----------
INSURANCE - BROKERS - 0.8%
Arthur J. Gallagher & Co................  1,000       34,650
                                                  ----------
INSURANCE - MULTILINE - 0.9%
Willis Group Holdings Ltd.*.............  1,100       36,201
                                                  ----------
INTERNET SOFTWARE & SERVICES - 3.5%
E*TRADE Group, Inc.*....................  6,500       35,490
Hotels.com Class A*.....................  1,000       42,230
Networks Associates, Inc.*..............  1,900       36,613
Symantec Corp.*.........................    900       29,565
                                                  ----------
                                                     143,898
                                                  ----------
INVESTMENT MANAGEMENT COMPANIES - 1.1%
Affiliated Managers Group, Inc.*........    740       45,510
                                                  ----------
MACHINE OIL WELL EQUIPMENT - 3.5%
Cooper Cameron Corp.*...................  1,400       67,788
Weatherford International Ltd.*.........  1,750       75,600
                                                  ----------
                                                     143,388
                                                  ----------
OIL CRUDE PRODUCERS - 4.3%
EOG Resources, Inc......................  1,100       43,670
Talisman Energy, Inc....................  1,700       76,755
XTO Energy, Inc.........................  2,720       56,032
                                                  ----------
                                                     176,457
                                                  ----------
                                          SHARES    VALUE

RADIO & TV BROADCASTING - 5.4%
Radio One, Inc. Class D*................  1,900   $   28,253
Univision Communications, Inc.
  Class A*..............................  1,750       54,950
USA Networks, Inc.*.....................  2,400       56,280
Westwood One, Inc.*.....................  2,460       82,213
                                                  ----------
                                                     221,696
                                                  ----------
RESTAURANTS - 0.5%
Brinker International, Inc.*............    700       22,225
                                                  ----------
RETAIL - 11.1%
Abercrombie & Fitch Co. Class A*........  1,850       44,622
Bed Bath & Beyond, Inc.*................  2,100       79,254
Best Buy Co., Inc.*.....................  2,200       79,860
BJ's Wholesale Club, Inc.*..............  1,100       42,350
CDW Computer Centers, Inc.*.............    200        9,362
Circuit City Stores, Inc. - CarMax
  Group*................................  1,200       25,980
Krispy Kreme Doughnuts, Inc.*...........    800       25,752
Ross Stores, Inc........................    600       24,450
The Talbots, Inc........................  1,940       67,900
The TJX Cos., Inc.......................  1,000       19,610
Tiffany & Co............................  1,100       38,720
                                                  ----------
                                                     457,860
                                                  ----------
SECURITY BROKERAGE SERVICES - 1.1%
Legg Mason, Inc.........................    930       45,886
                                                  ----------
TOTAL INVESTMENTS - 97.9%
  (cost $4,430,388).....................           4,031,514
Other assets less liabilities - 2.1%....              86,906
                                                  ----------
NET ASSETS - 100.0%.....................          $4,118,420
                                                  ==========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES    VALUE

COMMON STOCK - 93.5%
AUTO PARTS - 1.5%
Lear Corp.*.............................  2,050   $   94,813
                                                  ----------
BANKS - 5.3%
City National Corp......................  1,300       69,875
Comerica, Inc...........................  1,500       92,100
Cullen/Frost Bankers, Inc...............  1,200       43,140
North Fork Bancorporation, Inc..........  1,100       43,791
Southtrust Corp.........................  3,200       83,584
                                                  ----------
                                                     332,490
                                                  ----------
BUILDING MATERIALS - 2.7%
American Standard Cos., Inc.*...........  1,600      120,160
Vulcan Materials Co.....................  1,150       50,370
                                                  ----------
                                                     170,530
                                                  ----------
CHEMICALS - 1.0%
Air Products & Chemicals, Inc...........  1,300       65,611
                                                  ----------
COMMUNICATION TECHNOLOGY - 1.0%
Harris Corp.............................  1,800       65,232
                                                  ----------
COMPUTER SERVICES & SOFTWARE SYSTEMS - 4.8%
Cadence Design Systems, Inc.*...........  6,400      103,168
Computer Associates International,
  Inc...................................  7,000      111,230
Fair, Isaac & Co., Inc..................  2,250       73,958
Sybase, Inc.*...........................  1,400       14,770
                                                  ----------
                                                     303,126
                                                  ----------
CONSUMER DURABLES & APPAREL - 2.0%
Liz Claiborne, Inc......................  3,900      124,020
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 3.8%
John Hancock Financial Services, Inc....  1,600       56,320
Lehman Brothers Holdings, Inc...........  2,100      131,292
TCF Financial Corp......................  1,100       54,010
                                                  ----------
                                                     241,622
                                                  ----------
FINANCIAL MISCELLANEOUS - 6.2%
Ambac Financial Group, Inc..............  1,450       97,440
IndyMac Bancorp, Inc.*..................  5,100      115,668
MBIA, Inc...............................  1,350       76,316
Radian Group, Inc.......................  2,050      100,142
                                                  ----------
                                                     389,566
                                                  ----------
FOODS - 1.7%
Dean Foods Co.*.........................  2,800      104,440
                                                  ----------

                                          SHARES    VALUE

HEALTH CARE - SERVICES - 6.0%
DaVita, Inc.*...........................  5,600   $  133,280
Lincare Holdings, Inc.*.................  4,500      145,350
Omnicare, Inc...........................  3,800       99,788
                                                  ----------
                                                     378,418
                                                  ----------
INSURANCE - MULTILINE - 7.8%
CIGNA Corp..............................  1,425      138,823
Loews Corp..............................  2,600      137,774
PartnerRe Ltd...........................  2,000       97,900
The Principal Financial Group*..........  3,700      114,700
                                                  ----------
                                                     489,197
                                                  ----------
INSURANCE - PROPERTY - 1.1%
The Chubb Corp..........................    935       66,198
                                                  ----------
INSURANCE - PROPERTY & CASUALTY - 3.3%
Anthem, Inc.*...........................  1,400       94,472
XL Capital Ltd. Class A*................  1,330      112,651
                                                  ----------
                                                     207,123
                                                  ----------
INVESTMENT MANAGEMENT COMPANIES - 1.4%
Federated Investors, Inc. Class B.......  2,600       89,882
                                                  ----------
LEISURE TIME - 2.0%
Brunswick Corp..........................  3,400       95,200
Regal Entertainment Group Class A*......  1,200       27,984
                                                  ----------
                                                     123,184
                                                  ----------
MACHINERY & MANUFACTURING - 2.4%
Mettler-Toledo International, Inc.*.....  2,500       92,175
Parker-Hannifin Corp....................  1,200       57,348
                                                  ----------
                                                     149,523
                                                  ----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 1.5%
C.R. Bard, Inc..........................    600       33,948
Genzyme Corp.*..........................  3,200       61,568
                                                  ----------
                                                      95,516
                                                  ----------
MILLING - FRUIT & GRAIN - 1.3%
Archer-Daniels-Midland Co...............  6,465       82,687
                                                  ----------
OFFICE FURNITURE & BUSINESS EQUIPMENT - 0.9%
Pitney Bowes, Inc.......................  1,500       59,580
                                                  ----------
OIL CRUDE PRODUCERS - 6.5%
Apache Corp.............................  1,115       64,090
Noble Corp.*............................  1,500       57,900
Ocean Energy, Inc.......................  2,900       62,843
Sunoco, Inc.............................  3,000      106,890

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES    VALUE

Talisman Energy, Inc....................  1,100   $   49,665
XTO Energy, Inc.........................  3,150       64,890
                                                  ----------
                                                     406,278
                                                  ----------
PUBLISHING - 0.5%
The Reader's Digest Association, Inc.
  Class A...............................  1,700       31,841
                                                  ----------
PUBLISHING - NEWSPAPERS - 1.0%
Belo Corp. Class A......................  1,400       31,654
Knight-Ridder, Inc......................    450       28,328
                                                  ----------
                                                      59,982
                                                  ----------
RADIO & TV BROADCASTING - 0.6%
USA Networks, Inc.*.....................  1,700       39,865
                                                  ----------
RAILROADS - 2.8%
Canadian National Railway Co............  1,700       88,060
CSX Corp................................  2,500       87,625
                                                  ----------
                                                     175,685
                                                  ----------
REITS - 2.6%
Archstone-Smith Trust...................  2,600       69,420
Avalonbay Communities, Inc..............  1,250       58,375
Vornado Reality Trust...................    800       36,960
                                                  ----------
                                                     164,755
                                                  ----------
RESTAURANTS - 1.3%
Brinker International, Inc.*............  2,600       82,550
                                                  ----------
RETAIL - 7.3%
AutoNation, Inc.*.......................  9,500      137,750
Foot Locker, Inc.*......................  8,900      128,605
May Department Stores Co................  2,900       95,497
Payless ShoeSource, Inc.*...............  1,750      100,887
                                                  ----------
                                                     462,739
                                                  ----------
SAVINGS & LOANS - 2.2%
Golden State Bancorp, Inc...............  1,100       39,875
GreenPoint Financial Corp...............  2,000       98,200
                                                  ----------
                                                     138,075
                                                  ----------

                                          SHARES    VALUE

SERVICE COMMERCIAL - 6.1%
GTECH Holdings Corp.*...................  4,300   $  109,822
H&R Block, Inc..........................  1,200       55,380
Manpower, Inc...........................  3,900      143,325
Viad Corp...............................  2,900       75,400
                                                  ----------
                                                     383,927
                                                  ----------
SHIPPING - 1.5%
Teekay Shipping Corp....................  2,600       95,966
                                                  ----------
SPECIALTY PRINTING - 1.6%
Valassis Communications, Inc.*..........  2,800      102,200
                                                  ----------
UTILITIES - ELECTRICAL - 0.9%
Exelon Corp.............................  1,070       55,961
                                                  ----------
UTILITIES - GAS PIPELINES - 0.9%
Equitable Resources, Inc................  1,700       58,310
                                                  ----------
Total Common Stock
  (cost $5,707,307).....................           5,890,892
                                                  ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 8.6%
REPURCHASE AGREEMENT - 8.6%
State Street Bank and Trust Company
  1.90%, 7/01/02 (collateralized by
  $530,000 Federal National Mortgage
  Association, 5.260%, 10/02/03 with a
  value of $553,822) (amortized cost
  $540,000).............................    $ 540       540,000
                                                     ----------
TOTAL INVESTMENTS - 102.1%
  (cost $6,247,307).....................              6,430,892
                                                     ----------
Other assets less liabilities - (2.1%)..               (134,079)
                                                     ----------
NET ASSETS - 100.0%.....................             $6,296,813
                                                     ==========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

COMMON STOCK - 91.5%
AEROSPACE & DEFENSE - 1.2%
Boeing Co...............................   2,000   $   90,000
                                                   ----------
AUTOMOTIVE - 2.0%
General Motors Corp. Class H*...........  14,000      145,600
                                                   ----------
BANKING - 9.7%
FleetBoston Financial Corp..............   8,050      260,418
Wells Fargo & Co........................   8,850      443,031
                                                   ----------
                                                      703,449
                                                   ----------
COMPUTER SOFTWARE - 1.0%
Computer Associates International,
  Inc...................................   4,500       71,505
                                                   ----------
COMPUTERS & OFFICE EQUIPMENT - 1.6%
Cisco Systems, Inc.*....................   5,600       78,120
Sun Microsystems, Inc.*.................   8,000       40,080
                                                   ----------
                                                      118,200
                                                   ----------
CONSUMER PRODUCTS - 1.6%
The Gillette Co.........................   3,450      116,852
                                                   ----------
ELECTRONICS - 0.5%
Flextronics International Ltd.*.........   4,700       33,511
                                                   ----------
ENERGY - 10.6%
Anadarko Petroleum Corp.................   3,700      182,410
Duke Energy Corp........................   2,800       87,080
Exelon Corp.............................   7,200      376,560
Transocean Sedco Forex, Inc.............   3,950      123,042
                                                   ----------
                                                      769,092
                                                   ----------
FINANCIAL SERVICES - 20.5%
Citigroup, Inc..........................   5,550      215,062
Fannie Mae..............................   1,000       73,750
Freddie Mac.............................   8,150      498,780
Household International, Inc............   2,150      106,855
J.P. Morgan Chase & Co..................   9,050      306,976
John Hancock Financial Services, Inc....   6,150      216,480
Morgan Stanley Dean Witter & Co.........   1,500       64,620
                                                   ----------
                                                    1,482,523
                                                   ----------
FOOD SERVICES - 3.5%
McDonald's Corp.........................   8,850      251,783
                                                   ----------

                                          SHARES     VALUE

HEALTHCARE - 1.0%
IMS Health, Inc.........................   4,100   $   73,595
                                                   ----------
INSURANCE - 2.2%
Travelers Property Casualty Corp.
  Class A*..............................   4,700       83,190
UnumProvident Corp......................   3,100       78,895
                                                   ----------
                                                      162,085
                                                   ----------
MEDIA - 2.0%
EchoStar Communications Corp.
  Class A*..............................   4,200       77,952
News Corp. Ltd. ADR.....................   3,400       67,150
                                                   ----------
                                                      145,102
                                                   ----------
METAL & MINING - 3.7%
Alcan, Inc..............................   7,050      264,516
                                                   ----------
MULTIMEDIA - 1.7%
AOL Time Warner, Inc.*..................   4,400       64,724
Clear Channel Communications, Inc.*.....   1,850       59,237
                                                   ----------
                                                      123,961
                                                   ----------
NETWORKING - 2.0%
EMC Corp.*..............................  19,700      148,735
                                                   ----------
OIL & GAS - 9.9%
Apache Corp.............................   1,700       97,716
ChevronTexaco Corp......................   2,178      192,753
El Paso Corp.*..........................   8,100      166,941
Halliburton Co..........................   3,750       59,775
Kerr-McGee Corp.........................   1,500       80,325
NiSource, Inc...........................   1,600       34,928
Phillips Petroleum Co...................   1,400       82,432
                                                   ----------
                                                      714,870
                                                   ----------
RETAIL - 7.7%
CVS Corp................................   8,150      249,390
Dollar General Corp.....................   9,700      184,591
Kroger Co.*.............................   5,500      109,450
The Gap, Inc............................     800       11,360
                                                   ----------
                                                      554,791
                                                   ----------
SOFTWARE - 2.2%
Microsoft Corp.*........................   2,860      156,442
                                                   ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

TELECOMMUNICATIONS - 6.9%
SBC Communications......................   6,850   $  208,925
Sprint Corp. (FON Group)................   9,800      103,978
Verizon Communications, Inc.............   4,550      182,682
WorldCom, Inc.*.........................  36,950        3,326
WorldCom, Inc. - MCI Group..............     672           60
                                                   ----------
                                                      498,971
                                                   ----------
Total Common Stock
  (cost $7,937,381).....................            6,625,583
                                                   ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)      VALUE

SHORT-TERM INVESTMENTS - 8.4%
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.4%
Federal Home Loan Bank Discount Notes
  1.77%, 8/21/02........................   $   101   $  100,747
                                                     ----------
Student Loan Marketing Association
  Discount Note
  1.87%, 7/01/02........................       505      505,000
Total Short-Term Investments
  (amortized cost $605,747).............                605,747
                                                     ----------
TOTAL INVESTMENTS - 99.9%
  (cost $8,543,128).....................              7,231,330
Other assets less liabilities - 0.1%....                  4,387
                                                     ----------
NET ASSETS - 100.0%.....................             $7,235,717
                                                     ==========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MANAGED FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES    VALUE

COMMON STOCK - 79.7%
AEROSPACE & DEFENSE - 5.8%
Boeing Co...............................  6,450   $  290,250
                                                  ----------
AUTOMOTIVE - 2.4%
General Motors Corp. Class H*...........  11,400     118,560
                                                  ----------
BANKING - 11.3%
M&T Bank Corp...........................  2,600      222,976
Wells Fargo & Co........................  6,750      337,905
                                                  ----------
                                                     560,881
                                                  ----------
COMPUTER SOFTWARE - 1.4%
Computer Associates International,
  Inc...................................  4,500       71,505
                                                  ----------
DRUGS - 2.6%
Bristol-Myers Squibb Co.................    550       14,135
Pharmacia Corp..........................  1,000       37,450
Wyeth...................................  1,500       76,800
                                                  ----------
                                                     128,385
                                                  ----------
ELECTRONICS - 0.1%
Agere Systems, Inc. Class A*............  3,261        4,565
                                                  ----------
ENERGY - 2.4%
Exelon Corp.............................  1,025       53,608
Transocean Sedco Forex, Inc.............  2,100       65,415
                                                  ----------
                                                     119,023
                                                  ----------
FINANCIAL SERVICES - 18.6%
Citigroup, Inc..........................  4,050      156,937
Fannie Mae..............................  2,200      162,250
Freddie Mac.............................  8,250      504,900
Household International, Inc............  1,000       49,700
John Hancock Financial Services, Inc....  1,400       49,280
                                                  ----------
                                                     923,067
                                                  ----------
FOOD SERVICES - 5.2%
McDonald's Corp.........................  9,050      257,472
                                                  ----------
INSURANCE - 3.4%
Travelers Property Casualty Corp. Class
  A*....................................  5,100       90,270
UnumProvident Corp......................  3,000       76,350
                                                  ----------
                                                     166,620
                                                  ----------

                                          SHARES    VALUE

MANUFACTURING - 4.0%
Alcoa, Inc..............................  2,750   $   91,163
ITT Industries, Inc.....................  1,500      105,900
                                                  ----------
                                                     197,063
                                                  ----------
METAL & MINING - 5.3%
Alcan, Inc..............................  6,950      260,764
                                                  ----------
NETWORKING - 0.5%
EMC Corp.*..............................  3,608       27,240
                                                  ----------
OIL & GAS - 9.5%
ChevronTexaco Corp......................  2,263      200,275
El Paso Corp.*..........................  1,800       37,098
Kerr-McGee Corp.........................    850       45,518
NiSource, Inc...........................  1,400       30,562
Phillips Petroleum Co...................  2,655      156,326
                                                  ----------
                                                     469,779
                                                  ----------
RETAIL - 4.1%
CVS Corp................................  2,400       73,440
Dollar General Corp.....................  1,750       33,303
Kroger Co.*.............................  4,850       96,515
                                                  ----------
                                                     203,258
                                                  ----------
SOFTWARE - 0.5%
Microsoft Corp.*........................    450       24,615
                                                  ----------
TELECOMMUNICATIONS - 2.6%
SBC Communications, Inc.................  2,250       68,625
Sprint Corp. (FON Group)................  5,750       61,008
WorldCom, Inc.*.........................  22,400       2,016
                                                  ----------
                                                     131,649
                                                  ----------
Total Common Stock
  (cost $4,371,515).....................           3,954,696
                                                  ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT-TERM INVESTMENTS - 20.4%
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 20.4%
Student Loan Marketing Association
  Discount Note 1.87%, 7/01/02
  (amortized cost $1,010,000)...........   $1,010     1,010,000
                                                     ----------
TOTAL INVESTMENTS - 100.1%
  (cost $5,381,515).....................              4,964,696
Other assets less
  liabilities - (0.1%)..................                 (3,271)
                                                     ----------
NET ASSETS - 100.0%.....................             $4,961,425
                                                     ==========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

COMMON STOCK - 87.5%
ADVERTISING - 9.5%
Lamar Advertising Co. Class A*..........  19,500   $   725,595
Omnicom Group, Inc......................  15,200       696,160
WPP Group Plc ADR.......................   7,246       319,411
                                                   -----------
                                                     1,741,166
                                                   -----------
AEROSPACE & DEFENSE - 2.6%
Rockwell Collins, Inc...................  17,200       471,624
                                                   -----------
BUSINESS SERVICES - 0.8%
Harte-Hanks, Inc........................   7,600       156,180
                                                   -----------
COMPUTER SOFTWARE - 1.3%
National Instruments Corp.*.............   7,200       234,432
                                                   -----------
DRUGS - 3.3%
Pharmaceutical Product Development,
  Inc.*.................................   9,900       260,766
Taro Pharmaceutical Industries Ltd.*....   6,300       154,476
Teva Pharmaceutical Industries Ltd.
  ADR...................................   3,000       200,340
                                                   -----------
                                                       615,582
                                                   -----------
ELECTRONICS - 6.2%
Arrow Electronics, Inc.*................   7,950       164,963
Diebold, Inc............................   7,500       279,300
Electro Scientific Industries, Inc.*....   4,200       102,060
Flextronics International Ltd.*.........  22,500       160,425
Parker-Hannifin Corp....................   5,350       255,676
Technitrol, Inc.........................   7,600       177,080
                                                   -----------
                                                     1,139,504
                                                   -----------
ENERGY - 2.5%
Anadarko Petroleum Corp.................   9,200       453,560
                                                   -----------
ENERGY SOURCES - 1.5%
FirstEnergy Corp........................   8,100       270,378
                                                   -----------
FINANCIAL SERVICES - 3.7%
Countrywide Credit Industries, Inc......   5,800       279,850
John Hancock Financial Services, Inc....  11,500       404,800
                                                   -----------
                                                       684,650
                                                   -----------
HEALTHCARE - 1.1%
IMS Health, Inc.........................  11,300       202,835
                                                   -----------

                                          SHARES      VALUE

INSURANCE - 4.7%
Everest Re Group, Ltd...................   7,600   $   425,220
XL Capital Ltd. Class A *...............   5,150       436,205
                                                   -----------
                                                       861,425
                                                   -----------
MACHINERY & ENGINEERING - 2.8%
Ingersoll-Rand Co. Class A..............   3,900       178,074
Varian, Inc.*...........................  10,500       345,975
                                                   -----------
                                                       524,049
                                                   -----------
MACHINERY & MANUFACTURING - 10.3%
Actuant Corp. Class A*..................  13,590       560,587
Carlisle Cos., Inc......................   4,250       191,165
Eaton Corp..............................   3,500       254,625
Precision Castparts Corp................   4,900       161,700
Roper Industries, Inc...................  11,000       410,300
York International Corp.................   9,400       317,626
                                                   -----------
                                                     1,896,003
                                                   -----------
MEASURING INSTRUMENTS - 6.5%
Millipore Corp.*........................  12,000       383,760
Thermo Electron Corp.*..................  12,250       202,125
Waters Corp.*...........................  22,700       606,090
                                                   -----------
                                                     1,191,975
                                                   -----------
MEDIA - 1.4%
Emmis Communications Corp.*.............  12,100       256,399
                                                   -----------
MEDICAL PRODUCTS - 7.0%
Apogent Technologies, Inc.*.............  14,500       298,265
Cytyc Corp.*............................  29,600       225,552
Invitrogen Corp.*.......................  15,300       489,753
Sybron Dental Specialties, Inc.*........  14,800       273,800
                                                   -----------
                                                     1,287,370
                                                   -----------
REAL ESTATE - 1.4%
ProLogis Trust REIT.....................   9,900       257,400
                                                   -----------
RESTAURANTS - 2.3%
Jack In the Box, Inc.*..................   5,900       187,620
Wendy's International, Inc..............   6,000       238,980
                                                   -----------
                                                       426,600
                                                   -----------
RETAIL - 2.9%
Dollar General Corp.....................  28,400       540,452
                                                   -----------
SERVICE COMMERCIAL - 2.9%
Viad Corp...............................  20,500       533,000
                                                   -----------
TECHNOLOGY - 1.0%
Amkor Technology, Inc.*.................  29,300       182,246
                                                   -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

TRANSPORTATION - 3.1%
Canadian National Railway Co............   8,700   $   450,660
Pacer International, Inc.*..............   7,300       125,852
                                                   -----------
                                                       576,512
                                                   -----------
TRUCKING - 2.9%
Oshkosh Truck Corp......................   8,900       526,079
                                                   -----------
UTILITIES - 5.8%
Cinergy Corp............................   9,900       356,301
Piedmont Natural Gas Co., Inc...........   9,900       366,102
Vectren Corp............................  14,000       351,400
                                                   -----------
                                                     1,073,803
                                                   -----------
Total Common Stock
  (cost $15,906,884)....................            16,103,224
                                                   -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

SHORT TERM INVESTMENT - 15.7%
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 15.7%
Student Loan Marketing Association
  Discount Note 1.87%, 7/01/02
  (amortized cost $2,890,000)...........   $ 2,890   $ 2,890,000
                                                     -----------
TOTAL INVESTMENTS - 103.2%
  (cost $18,796,884)....................              18,993,224
Other assets less
  liabilities - (3.2%)..................                (597,594)
                                                     -----------
NET ASSETS - 100.0%.....................             $18,395,630
                                                     ===========

  *  Non-income producing security
ADR = American Depositary Receipt
REIT = Real Estate Investment Trust

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

COMMON STOCK - 96.5%
AEROSPACE & DEFENSE - 2.9%
United Defense Industries, Inc.*........  38,372   $   882,556
                                                   -----------
AUTO EQUIPMENT & SERVICES - 2.3%
Keystone Automotive Industries, Inc.*...  36,100       686,983
                                                   -----------
BANKS - 1.1%
Southwest Bancorporation of Texas,
  Inc.*.................................   9,200       333,224
                                                   -----------
BUSINESS SERVICES - 8.0%
Interface, Inc. Class A.................  77,800       625,512
John H. Harland Co......................  21,280       600,096
On Assignment, Inc.*....................  42,652       759,206
Watson Wyatt & Co. Holdings*............  18,800       455,336
                                                   -----------
                                                     2,440,150
                                                   -----------
CHEMICALS - 2.1%
OM Group, Inc...........................  10,500       651,000
                                                   -----------
COMMERCIAL SERVICES & SUPPLIES - 3.6%
SOURCECORP, Inc.*.......................  41,027     1,087,216
                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT - 1.7%
Mercury Computer Systems, Inc.*.........  24,813       513,629
                                                   -----------
COMPUTER RELATED & BUSINESS SERVICES - 5.0%
Advent Software, Inc.*..................  39,400     1,012,580
MSC.Software Corp. *....................  58,700       525,365
                                                   -----------
                                                     1,537,945
                                                   -----------
ENERGY - 5.6%
Black Hills Corp........................  25,400       879,094
MDU Resources Group, Inc................  31,762       835,023
                                                   -----------
                                                     1,714,117
                                                   -----------
FINANCIAL SERVICES - 4.6%
Affiliated Managers Group, Inc.*........   4,600       282,900
Allied Capital Corp.....................  14,291       323,691
PRG-Shultz International, Inc.*.........  22,745       279,991
Waddell & Reed Financial, Inc.
  Class A...............................  22,900       524,868
                                                   -----------
                                                     1,411,450
                                                   -----------
FOODS & BEVERAGES - 2.9%
Bunge Ltd...............................  23,409       493,930
Fresh Del Monte Produce, Inc............  16,100       402,500
                                                   -----------
                                                       896,430
                                                   -----------

                                          SHARES      VALUE

HEALTH SERVICES - 6.1%
CorVel Corp.*...........................   6,050   $   202,655
Enzon, Inc.*............................  23,414       588,160
SICOR, Inc.*............................  58,015     1,075,598
                                                   -----------
                                                     1,866,413
                                                   -----------
INSURANCE - 5.9%
Annuity and Life Re (Holdings) Ltd......  28,300       511,947
Insurance Auto Auctions, Inc.*..........  47,300       922,350
State Auto Financial Corp...............  21,900       359,160
                                                   -----------
                                                     1,793,457
                                                   -----------
MACHINERY & MANUFACTURING - 4.7%
Cognex Corp.*...........................  11,400       228,570
Crane Co................................  36,510       926,624
International Rectifier Corp.*..........   9,900       288,585
                                                   -----------
                                                     1,443,779
                                                   -----------
MEDICAL PRODUCTS - 2.7%
Ocular Sciences, Inc.*..................  16,700       442,550
PerkinElmer, Inc........................  34,554       381,822
                                                   -----------
                                                       824,372
                                                   -----------
OIL & GAS - DRILLING EQUIPMENT - 2.4%
CARBO Ceramics, Inc.....................  10,400       384,280
Universal Compression Holdings, Inc.*...  14,100       338,259
                                                   -----------
                                                       722,539
                                                   -----------
PAPER PRODUCTS - 6.5%
Buckeye Technologies, Inc.*.............  101,641      996,082
Intertape Polymer Group, Inc.*..........  83,778       972,662
                                                   -----------
                                                     1,968,744
                                                   -----------
REAL ESTATE - 7.6%
Capital Automotive REIT.................  23,100       551,166
Innkeepers USA Trust REIT...............  16,500       158,070
Lexington Corporate Properties Trust....  36,700       605,550
MeriStar Hospitality Corp. REIT.........  20,200       308,050
Senior Housing Properties Trust.........  44,400       697,080
                                                   -----------
                                                     2,319,916
                                                   -----------
RETAIL - 8.5%
Big Lots, Inc...........................  74,300     1,462,224
Oakley, Inc.*...........................  41,800       727,320
Tweeter Home Entertainment Group,
  Inc.*.................................  25,100       410,134
                                                   -----------
                                                     2,599,678
                                                   -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

SEMICONDUCTORS - 0.9%
BEI Technologies, Inc...................  24,900   $   285,105
                                                   -----------
TECHNOLOGY - 6.3%
C&D Technologies, Inc...................  29,100       524,382
InterCept, Inc.*........................  14,170       293,602
SBS Technologies, Inc.*.................  42,200       516,908
ScanSource, Inc.*.......................   9,500       583,395
                                                   -----------
                                                     1,918,287
                                                   -----------
TRANSPORTATION - 5.1%
P.A.M. Transportation Services, Inc.*...  17,565       421,911
Ryder Systems, Inc......................  24,030       650,973
Teekay Shipping Corp....................  12,600       465,066
                                                   -----------
                                                     1,537,950
                                                   -----------
Total Common Stock
  (cost $29,653,202)....................            29,434,940
                                                   -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

SHORT TERM INVESTMENT - 3.4%
U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.4%
Student Loan Marketing Association
  Discount Note 1.87%, 7/01/02
  (amortized cost $1,047,000)...........   $ 1,047   $ 1,047,000
                                                     -----------
TOTAL INVESTMENTS - 99.9%
  (cost $30,700,202)....................              30,481,940
Other assets less liabilities - 0.1%....                  28,470
                                                     -----------
NET ASSETS - 100.0%.....................             $30,510,410
                                                     ===========

  *  Non-income producing security
REIT = Real Estate Investment Trust

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 95.6%
AUTOMOBILES & COMPONENTS - 0.9%
Goodyear Tire & Rubber Co...............  26,400  $   493,944
                                                  -----------
BANKS - 8.1%
Astoria Financial Corp..................  21,700      695,485
Bank of Hawaii Corp.....................  14,200      397,600
Golden West Financial Corp..............  10,400      715,312
Hibernia Corp. Class A..................  21,300      421,527
M&T Bank Corp...........................  9,700       831,872
Sovereign Bancorp, Inc..................  54,100      808,795
UnionBanCal Corp........................  16,800      787,080
                                                  -----------
                                                    4,657,671
                                                  -----------
CAPITAL GOODS - 5.7%
American Standard Cos., Inc.*...........  10,400      781,040
Ingersoll-Rand Co. Class A..............  17,700      808,182
Northrop Grumman Corp...................  7,100       887,500
Parker-Hannifin Corp....................  17,600      841,104
                                                  -----------
                                                    3,317,826
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 6.1%
ARAMARK Corp. Class B*..................  18,500      462,500
Certegy, Inc.*..........................  16,900      627,159
Iron Mountain, Inc.*....................  8,825       272,251
Manpower, Inc...........................  32,500    1,194,375
Robert Half International, Inc.*........  18,200      424,060
The BISYS Group, Inc.*..................  16,400      546,120
                                                  -----------
                                                    3,526,465
                                                  -----------
CONSUMER DURABLES & APPAREL - 7.7%
Callaway Golf Co........................  38,200      605,088
Lennar Corp.............................  9,600       587,520
Liz Claiborne, Inc......................    800        25,440
Mattel, Inc.............................  73,400    1,547,272
Mohawk Industries, Inc.*................  7,200       443,016
Newell Rubbermaid, Inc..................  15,400      539,924
Nike, Inc. Class B......................  12,500      670,625
                                                  -----------
                                                    4,418,885
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 6.3%
Countrywide Credit Industries, Inc......  13,700      661,025
Federated Investors, Inc. Class B.......  5,100       176,307
Franklin Resources, Inc.................  11,700      498,888
Investment Technology Group, Inc.*......  15,300      500,310
Legg Mason, Inc.........................  17,000      838,780
The Principal Financial Group, Inc.*....  23,400      725,400
Waddell & Reed Financial, Inc.
  Class A...............................  11,600      265,872
                                                  -----------
                                                    3,666,582
                                                  -----------
                                          SHARES     VALUE

ENERGY - 5.3%
BJ Services Co.*........................  12,500  $   423,500
EOG Resources, Inc......................  17,700      702,690
GlobalSantaFe Corp......................  13,200      361,020
Nabors Industries Ltd.*.................  10,400      367,120
Noble Corp.*............................  14,800      571,280
Sunoco, Inc.............................  12,800      456,064
Weatherford International Ltd.*.........  3,950       170,640
                                                  -----------
                                                    3,052,314
                                                  -----------
FOOD, BEVERAGES & TOBACCO - 2.9%
Kellogg Co..............................  13,700      491,282
The Pepsi Bottling Group, Inc...........  37,600    1,158,080
                                                  -----------
                                                    1,649,362
                                                  -----------
HEALTHCARE EQUIPMENT & SERVICES - 8.7%
Anthem, Inc.*...........................  14,900    1,005,452
Beckman Coulter, Inc....................  13,500      673,650
Becton, Dickinson & Co..................  16,500      568,425
Boston Scientific Corp.*................  18,100      530,692
Health Management Associates, Inc.
  Class A*..............................  33,500      675,025
McKesson HBOC, Inc......................  29,000      948,300
Quest Diagnostics, Inc.*................  2,600       223,730
St. Jude Medical, Inc.*.................  5,800       428,330
                                                  -----------
                                                    5,053,604
                                                  -----------
INSURANCE - 2.3%
Ambac Financial Group, Inc..............  8,275       556,080
Arch Capital Group Ltd.*................  10,800      304,020
MBIA, Inc...............................  8,200       463,546
                                                  -----------
                                                    1,323,646
                                                  -----------
MATERIALS - 4.3%
Abitibi-Consolidated, Inc...............  92,500      853,775
Bowater, Inc............................  18,710    1,017,263
Rohm & Haas Co..........................  6,000       242,940
Sealed Air Corp.*.......................  9,600       386,592
                                                  -----------
                                                    2,500,570
                                                  -----------
MEDIA - 4.5%
E.W. Scripps Co. Class A................  8,300       639,100
Knight-Ridder, Inc......................  13,500      849,825
Lamar Advertising Co. Class A*..........  21,150      786,992
USA Networks, Inc.*.....................  13,500      316,575
                                                  -----------
                                                    2,592,492
                                                  -----------
PHARMACEUTICALS & BIOTECHNOLOGY - 4.8%
Applera Corp. - Celera Genomics
  Group*................................  21,200      254,400
Cephalon, Inc.*.........................  12,500      565,000

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

Gilead Sciences, Inc.*..................  13,500  $   443,880
Millennium Pharmaceuticals*.............  28,400      345,060
Regeneron Pharmaceuticals, Inc.*........  11,300      163,963
Vertex Pharmaceuticals Inc.*............  19,300      314,204
Watson Pharmaceuticals, Inc.*...........  27,600      697,452
                                                  -----------
                                                    2,783,959
                                                  -----------
REAL ESTATE - 1.8%
Host Marriott Corp.*....................  91,000    1,028,300
                                                  -----------
RETAILING - 5.3%
Abercrombie & Fitch Co. Class A*........  21,700      523,404
BJ's Wholesale Club, Inc.*..............  6,200       238,700
Dillards, Inc. Class A..................  18,900      496,881
Staples, Inc.*..........................  37,300      734,810
Williams-Sonoma, Inc.*..................  34,900    1,070,034
                                                  -----------
                                                    3,063,829
                                                  -----------
SOFTWARE & SERVICES - 7.0%
Cadence Design Systems, Inc.*...........  55,500      894,660
Electronic Arts, Inc.*..................  7,000       462,350
Gartner Group, Inc. Class A*............  54,600      551,460
Intuit, Inc.*...........................  32,100    1,596,012
Symantec Corp.*.........................  16,400      538,740
                                                  -----------
                                                    4,043,222
                                                  -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 7.3%
International Rectifier Corp.*..........  17,000      495,550
Lam Research Corp.*.....................  49,100      882,818
Sanmina Corp.*..........................  94,000      593,140
Symbol Technologies, Inc................  41,100      349,350
Tektronix, Inc.*........................  15,500      290,005
Teradyne, Inc.*.........................  26,270      617,345
Vishay Intertechnology, Inc.*...........  18,800      413,600
Waters Corp.*...........................  21,100      563,370
                                                  -----------
                                                    4,205,178
                                                  -----------
                                          SHARES     VALUE

TELECOMMUNICATION SERVICES - 0.5%
American Tower Corp. Class A*...........  87,700  $   302,565
                                                  -----------
TRANSPORTATION - 2.8%
CNF, Inc................................  8,800       334,224
CSX Corp................................  16,300      571,315
Ryanair Holdings PLC ADR*...............  21,200      739,265
                                                  -----------
                                                    1,644,804
                                                  -----------
UTILITIES - 3.3%
DPL, Inc................................  34,600      915,170
KeySpan Corp............................  25,800      971,370
                                                  -----------
                                                    1,886,540
                                                  -----------
Total Common Stock
  (cost $53,142,992)....................           55,211,758
                                                  -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 4.1%
REPURCHASE AGREEMENT - 4.1%
State Street Bank and Trust Company
  1.87%, 7/01/02
  (collateralized by $2,380,000 U.S.
  Treasury Note, 6.375%, 08/15/02 with a
  value of $2,453,592)
  (amortized cost $2,403,000)...........   $2,403      2,403,000
                                                     -----------
TOTAL INVESTMENTS - 99.7%
  (cost $55,545,992)....................              57,614,758
Other assets less liabilities - 0.3%....                 151,110
                                                     -----------
NET ASSETS - 100.0%.....................             $57,765,868
                                                     ===========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 99.4%
BANKS - 7.4%
Bank of America Corp....................  1,400   $   98,504
Golden West Financial Corp..............  1,000       68,780
KeyCorp.................................  4,000      109,200
UnionBanCal Corp........................  1,900       89,015
Wachovia Corp...........................  3,500      133,630
                                                  ----------
                                                     499,129
                                                  ----------
CAPITAL GOODS - 6.1%
General Electric Co.....................  5,800      168,490
Lockheed Martin Corp....................  1,000       69,500
Masco Corp..............................  1,600       43,376
Precision Castparts Corp................  1,300       42,900
SPX Corp.*..............................    300       35,250
United Technologies Corp................    700       47,530
                                                  ----------
                                                     407,046
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 1.7%
First Data Corp.........................  3,100      115,320
                                                  ----------
CONSUMER DURABLES & APPAREL - 0.9%
Nike, Inc. Class B......................  1,100       59,015
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 9.3%
Citigroup, Inc..........................  6,766      262,182
Fannie Mae..............................  2,000      147,500
Goldman Sachs Group, Inc................    900       66,015
Lehman Brothers Holdings, Inc...........    800       50,016
Merrill Lynch & Co., Inc................  2,400       97,200
                                                  ----------
                                                     622,913
                                                  ----------
ENERGY - 7.6%
Amerada Hess Corp.......................    600       49,500
Burlington Resources, Inc...............  2,300       87,400
ChevronTexaco Corp......................  1,431      126,644
Exxon Mobil Corp........................  3,600      147,312
Halliburton Co..........................  3,800       60,572
Sunoco, Inc.............................  1,100       39,193
                                                  ----------
                                                     510,621
                                                  ----------
FOOD/BEVERAGE/TOBACCO - 3.9%
PepsiCo, Inc............................  1,600       77,120
Philip Morris Cos., Inc.................  2,300      100,464
The Pepsi Bottling Group, Inc...........  2,800       86,240
                                                  ----------
                                                     263,824
                                                  ----------
FOOD & DRUG RETAILING - 2.5%
CVS Corp................................  1,300       39,780
                                          SHARES    VALUE

Safeway, Inc.*..........................  3,300   $   96,327
The Kroger Co.*.........................  1,500       29,850
                                                  ----------
                                                     165,957
                                                  ----------
HEALTHCARE EQUIPMENT & SERVICES - 3.5%
Anthem, Inc.*...........................    700       47,236
Becton, Dickinson & Co..................  2,200       75,790
HCA, Inc................................    800       38,000
McKesson HBOC, Inc......................  2,200       71,940
                                                  ----------
                                                     232,966
                                                  ----------
HOUSEHOLD & PERSONAL PRODUCTS - 2.9%
Kimberly-Clark Corp.....................  1,900      117,800
Procter & Gamble Co.....................    400       35,720
The Gillette Co.........................  1,300       44,031
                                                  ----------
                                                     197,551
                                                  ----------
HOTELS, RESTAURANT & LEISURE - 1.1%
International Game Technology*..........    500       28,350
McDonald's Corp.........................  1,700       48,365
                                                  ----------
                                                      76,715
                                                  ----------
INSURANCE - 4.8%
Ambac Financial Group, Inc..............  1,950      131,040
American International Group, Inc.......  1,336       91,155
Marsh & McLennan Cos., Inc..............  1,000       96,600
                                                  ----------
                                                     318,795
                                                  ----------
MATERIALS - 4.0%
Cambrex Corp............................  1,200       48,120
Du Pont de Nemours and Co...............  2,100       93,240
Engelhard Corp..........................  1,400       39,648
Freeport-McMoRan Copper & Gold, Inc.
  Class B*..............................  1,800       32,130
Sealed Air Corp.*.......................  1,400       56,378
                                                  ----------
                                                     269,516
                                                  ----------
MEDIA - 2.0%
AOL Time Warner, Inc.*..................  4,600       67,666
The McClatchy Co. Class A...............    200       12,850
USA Networks, Inc.*.....................  2,400       56,280
                                                  ----------
                                                     136,796
                                                  ----------
MUTUAL FUNDS - 1.2%
SPDR Trust Series 1.....................    800       79,168
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

PHARMACEUTICALS & BIOTECHNOLOGY - 11.3%
Abbott Laboratories.....................  3,700   $  139,305
Cephalon, Inc.*.........................    700       31,640
Eli Lilly & Co..........................  1,200       67,680
Genzyme Corp.*..........................  2,300       44,252
Immunex Corp.*..........................    500       11,170
Merck & Co., Inc........................    700       35,448
Pfizer, Inc.............................  1,400       49,000
Pharmacia Corp..........................  3,895      145,868
Schering-Plough Corp....................  4,700      115,620
Watson Pharmaceuticals, Inc.*...........  2,300       58,121
Wyeth...................................  1,100       56,320
                                                  ----------
                                                     754,424
                                                  ----------
RETAILING - 7.9%
Bed Bath & Beyond, Inc.*................  1,100       41,514
Dillard's, Inc. Class A.................  1,900       49,951
Home Depot, Inc.........................  2,350       86,315
Lowe's Cos., Inc........................  1,700       77,180
Staples, Inc.*..........................  2,200       43,340
Target Corp.............................  2,000       76,200
Wal-Mart Stores, Inc....................  2,800      154,028
                                                  ----------
                                                     528,528
                                                  ----------
SOFTWARE & SERVICES - 3.8%
Microsoft Corp.*........................  4,200      229,740
Oracle Corp.*...........................  2,300       21,781
                                                  ----------
                                                     251,521
                                                  ----------
TECHNOLOGY HARDWARE & EQUIPMENT - 9.0%
Applied Materials, Inc.*................  1,700       32,334
Cisco Systems, Inc.*....................  9,600      133,920
Dell Computer Corp.*....................  1,600       41,824
Hewlett-Packard Co......................  5,684       86,852
Intel Corp..............................  4,600       84,042
International Business Machines Corp....  1,100       79,200
KLA-Tencor Corp.*.......................    600       26,394
Lexmark International, Inc. Class A*....  1,350       73,440
Micron Technology, Inc.*................  1,300       26,286
Xilinx, Inc.*...........................  1,000       22,430
                                                  ----------
                                                     606,722
                                                  ----------
                                          SHARES    VALUE

TELECOMMUNICATION SERVICES - 2.8%
AT&T Corp...............................  7,900   $   84,530
AT&T Wireless Services, Inc.*...........  3,800       22,230
Verizon Communications..................  2,100       84,315
                                                  ----------
                                                     191,075
                                                  ----------
TRANSPORTATION - 2.6%
Continental Airlines, Inc. Class B*.....  1,000       15,780
CSX Corp................................  1,200       42,060
FedEx Corp..............................  1,200       64,080
USFreightways Corp......................  1,300       49,231
                                                  ----------
                                                     171,151
                                                  ----------
UTILITIES - 3.1%
Dominion Resources, Inc.................    900       59,580
Edison International*...................  2,200       37,400
Exelon Corp.............................  2,112      110,458
                                                  ----------
                                                     207,438
                                                  ----------
TOTAL INVESTMENTS - 99.4%
  (cost $7,463,424).....................           6,666,191
Other assets less liabilities - 0.6%....              39,533
                                                  ----------
NET ASSETS - 100.0%.....................          $6,705,724
                                                  ==========

*Non-income producing security
SPDR = Standard and Poor's Depositary Receipts

--------------------------------------------------------------------------------

See Notes to Financial Statements.

SELECT EQUITY FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 97.0%
BANKS - 0.9%
Bank of America Corp....................  1,200   $    84,432
                                                  -----------
CAPITAL GOODS - 5.7%
General Electric Co.....................  14,700      427,035
Masco Corp..............................  3,400        92,174
                                                  -----------
                                                      519,209
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 6.6%
Accenture Ltd.*.........................  15,800      300,200
First Data Corp.........................  2,800       104,160
Manpower, Inc...........................  5,200       191,100
                                                  -----------
                                                      595,460
                                                  -----------
CONSUMER DURABLES & APPAREL - 4.1%
Nike, Inc. Class B......................  6,900       370,185
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 14.0%
Citigroup, Inc..........................  9,166       355,183
Franklin Resources, Inc.................  6,800       289,952
Goldman Sachs Group, Inc................  5,200       381,420
Merrill Lynch & Co., Inc................  6,100       247,050
                                                  -----------
                                                    1,273,605
                                                  -----------
ENERGY - 7.2%
Exxon Mobil Corp........................  9,000       368,280
Halliburton Co..........................  18,100      288,514
                                                  -----------
                                                      656,794
                                                  -----------
FOODS & BEVERAGES - 3.4%
General Mills, Inc......................  4,700       207,176
The Pepsi Bottling Group, Inc...........  3,300       101,640
                                                  -----------
                                                      308,816
                                                  -----------
FOOD & DRUG RETAILING - 3.2%
CVS Corp................................  9,600       293,760
                                                  -----------
HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
Procter & Gamble Co.....................  1,000        89,300
                                                  -----------
INSURANCE - 4.8%
American International Group, Inc.......  6,400       436,672
                                                  -----------
MATERIALS - 6.1%
Alcoa, Inc..............................  10,500      348,075
Weyerhaeuser Co.........................  3,200       204,320
                                                  -----------
                                                      552,395
                                                  -----------
MEDIA - 5.0%
AOL Time Warner, Inc.*..................  20,000      294,200
Omnicom Group, Inc......................  3,500       160,300
                                                  -----------
                                                      454,500
                                                  -----------
                                          SHARES     VALUE

PHARMACEUTICALS & BIOTECHNOLOGY - 14.9%
Abbott Laboratories.....................  7,600   $   286,140
Amgen, Inc.*............................  7,200       301,536
Genzyme Corp.*..........................  12,300      236,652
Pfizer, Inc.............................  7,700       269,500
Pharmacia Corp..........................  4,700       176,015
Schering-Plough Corp....................  3,600        88,560
                                                  -----------
                                                    1,358,403
                                                  -----------
RETAILING - 2.4%
Wal-Mart Stores, Inc....................  3,900       214,539
                                                  -----------
SOFTWARE & SERVICES - 6.1%
Microsoft Corp.*........................  6,600       361,020
Oracle Corp.*...........................  20,900      197,923
                                                  -----------
                                                      558,943
                                                  -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 8.8%
Hewlett-Packard Co......................  12,426      189,869
Intel Corp..............................  11,600      211,932
Waters Corp.*...........................  11,900      317,730
Xilinx, Inc.*...........................  3,600        80,748
                                                  -----------
                                                      800,279
                                                  -----------
TRANSPORTATION - 2.8%
Fedex Corp..............................  4,800       256,320
                                                  -----------
Total Common Stock
  (cost $10,750,858)....................            8,823,612
                                                  -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 7.6%
REPURCHASE AGREEMENT - 7.6%
State Street Bank and Trust Company
  1.87%, 7/01/02 (collateralized by
  $680,000 U.S. Treasury Note, 6.375%,
  08/15/02 with a value of $701,026)
  (amortized cost $687,000).............    $687         687,000
                                                     -----------
TOTAL INVESTMENTS - 104.6%
  (cost $11,437,858)....................               9,510,612
Other assets less
  liabilities - (4.6%)..................                (417,259)
                                                     -----------
NET ASSETS - 100.0%.....................             $ 9,093,353
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALL CAP    INVESTMENT GRADE  MONEY MARKET  REAL ESTATE  ALGER GROWTH  ALGER INCOME &
                              FUND        BOND FUND          FUND         FUND          FUND       GROWTH FUND
                           ----------  ----------------  ------------  -----------  ------------  --------------
ASSETS
Investment in securities,
  at value...............  $1,700,803    $112,499,594    $119,589,204  $35,844,987  $10,356,336     $7,962,685
Repurchase Agreements, at
  value and cost.........          --              --             --            --           --             --
Cash.....................      30,528              --          1,950            --       75,924        100,766
Interest and dividends
  receivable.............       2,448       1,257,851         75,225       183,626          696          1,443
Receivable for Fund
  shares sold............          --         599,860      3,818,430       149,488       10,811         25,989
Receivable for
  investments sold.......      80,967         372,600             --            --       39,024        130,786
Receivable due from
  adviser................       6,931              --             --            --        8,695          9,764
Other assets.............          40           1,925          2,231           665           37             38
                           ----------    ------------    ------------  -----------  -----------     ----------
Total Assets.............   1,821,717     114,731,830    123,487,040    36,178,766   10,491,523      8,231,471
                           ----------    ------------    ------------  -----------  -----------     ----------
LIABILITIES
Due to custodian.........          --              --             --            --           --             --
Payable for investments
  purchased..............      90,654       6,406,457             --       492,222    3,040,916      2,546,699
Payable for Fund shares
  redeemed...............          79           2,472          2,510         1,460          497             --
Written outstanding
  options written, at
  value (premiums
  received -- $0, $0, $0,
  $0, $0, $0)............          --              --             --            --           --             --
Adviser fee payable......          --         136,684        138,638        74,476           --             --
Accrued expenses and
  other liabilities......       9,453          32,777         30,473        28,141       10,581         10,551
                           ----------    ------------    ------------  -----------  -----------     ----------
Total Liabilities........     100,186       6,578,390        171,621       596,299    3,051,994      2,557,250
                           ----------    ------------    ------------  -----------  -----------     ----------
NET ASSETS...............  $1,721,531    $108,153,440    $123,315,419  $35,582,467  $ 7,439,529     $5,674,221
                           ==========    ============    ============  ===========  ===========     ==========
COMPOSITION OF NET ASSETS
Paid-in Capital..........   2,058,822     110,038,107    123,317,061    28,967,465    7,821,069      5,989,701
Undistributed
  (distributions in
  excess of) net
  investment income......         806              --             --       878,642          532          2,204
Accumulated net realized
  gain (loss) on
  investments............     (62,230)     (1,816,130)        (1,642)    1,959,864      (87,519)      (115,069)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........    (275,867)        (68,537)            --     3,776,496     (294,553)      (202,615)
                           ----------    ------------    ------------  -----------  -----------     ----------
                           $1,721,531    $108,153,440    $123,315,419  $35,582,467  $ 7,439,529     $5,674,221
                           ==========    ============    ============  ===========  ===========     ==========
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................     206,041      11,380,760    123,317,061     2,666,008      867,929        649,453
                           ==========    ============    ============  ===========  ===========     ==========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........  $     8.36    $       9.50    $      1.00   $     13.35  $      8.57     $     8.74
                           ==========    ============    ============  ===========  ===========     ==========
Investments in securities
  and Repurchase
  Agreements, at cost....  $1,976,670    $112,568,131    $119,589,204  $32,068,491  $10,650,889     $8,165,300
                           ==========    ============    ============  ===========  ===========     ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.    104

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED) (CONTINUED)                 SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALGER SMALL                                                       INVESCO      INVESCO
                           CAPITALIZATION  DAVIS FINANCIAL  DAVIS VENTURE  INVESCO ENERGY     HEALTH      TECHNOLOGY
                                FUND            FUND         VALUE FUND         FUND       SCIENCES FUND     FUND
                           --------------  ---------------  -------------  --------------  -------------  ----------
ASSETS
Investment in securities,
  at value...............    $3,086,960      $ 9,093,554     $32,091,216     $5,345,246     $7,757,387    $2,617,243
Repurchase Agreements, at
  value and cost.........            --               --       3,149,000      1,486,000             --       322,000
Cash.....................        34,187               --           1,498            633             --           906
Interest and dividends
  receivable.............           247           15,232          45,825          3,686          1,796           181
Receivable for Fund
  shares sold............           271           13,108          62,457          5,007             --            --
Receivable for
  investments sold.......        15,072          989,671          37,798             --      1,191,790        38,702
Receivable due from
  adviser................         9,570            5,157              --         10,262          2,634        19,602
Other assets.............            39              225             728             85            196            79
                             ----------      -----------     -----------     ----------     ----------    ----------
Total Assets.............     3,146,346       10,116,947      35,388,522      6,850,919      8,953,803     2,998,713
                             ----------      -----------     -----------     ----------     ----------    ----------
LIABILITIES
Due to custodian.........            --          779,161              --             --      1,138,652            --
Payable for investments
  purchased..............        67,065               --         251,169        929,053             --       177,065
Payable for Fund shares
  redeemed...............         1,567               24             355             --        106,861         3,219
Written outstanding
  options written, at
  value (premiums
  received --  $0, $0,
  $0, $0, $0, $4,335)....            --               --              --             --             --         4,150
Adviser fee payable......            --               --          51,359             --             --            --
Accrued expenses and
  other liabilities......        10,465           26,201          27,210         25,410         28,563        29,283
                             ----------      -----------     -----------     ----------     ----------    ----------
Total Liabilities........        79,097          805,386         330,093        954,463      1,274,076       213,717
                             ----------      -----------     -----------     ----------     ----------    ----------
NET ASSETS...............    $3,067,249      $ 9,311,561     $35,058,429     $5,896,456     $7,679,727    $2,784,996
                             ==========      ===========     ===========     ==========     ==========    ==========
COMPOSITION OF NET ASSETS
Paid-in Capital..........     3,341,050       10,603,837      42,229,271      6,487,413      9,082,967     5,310,848
Undistributed
  (distributions in
  excess of) net
  investment income......        (3,560)          26,996          98,312         (5,357)       (23,213)      (20,681)
Accumulated net realized
  gain (loss) on
  investments............      (133,993)        (420,982)     (4,073,028)      (568,250)    (1,113,131)   (1,548,050)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........      (136,248)        (898,290)     (3,196,126)       (17,350)      (266,896)     (957,121)
                             ----------      -----------     -----------     ----------     ----------    ----------
                             $3,067,249      $ 9,311,561     $35,058,429     $5,896,456     $7,679,727    $2,784,996
                             ==========      ===========     ===========     ==========     ==========    ==========
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................       348,095          995,476       4,474,663        654,771        886,656       591,703
                             ==========      ===========     ===========     ==========     ==========    ==========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........    $     8.81      $      9.35     $      7.83     $     9.01     $     8.66    $     4.71
                             ==========      ===========     ===========     ==========     ==========    ==========
Investments in securities
  and Repurchase
  Agreements, at cost....    $3,223,208      $ 9,991,844     $38,436,342     $6,848,596     $8,024,295    $3,896,549
                             ==========      ===========     ===========     ==========     ==========    ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.    105

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED) (CONTINUED)                 SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                INVESCO        NEUBERGER BERMAN  NEUBERGER BERMAN
                           TELECOMMUNICATIONS   MID CAP GROWTH       MID CAP       VALUE EQUITY  VALUE MANAGED
                                  FUND               FUND           VALUE FUND         FUND          FUND
                           ------------------  ----------------  ----------------  ------------  -------------
ASSETS
Investment in securities,
  at value...............      $1,064,747         $4,031,514        $5,890,892      $7,231,330    $4,964,696
Repurchase Agreements, at
  value and cost.........         247,000                 --           540,000              --            --
Cash.....................           6,303                 --               116             759           952
Interest and dividends
  receivable.............           1,081              1,054             4,602           6,685         1,500
Receivable for Fund
  shares sold............             787                 --            50,456           2,599         2,184
Receivable for
  investments sold.......          21,504            612,980             7,527          42,294        34,021
Receivable due from
  adviser................          25,249             16,685            14,394          15,075        19,646
Other assets.............              31                107               105             149            97
                               ----------         ----------        ----------      ----------    ----------
Total Assets.............       1,366,702          4,662,340         6,508,092       7,298,891     5,023,096
                               ----------         ----------        ----------      ----------    ----------
LIABILITIES
Due to custodian.........              --            498,891                --              --            --
Payable for investments
  purchased..............          14,284             10,013           177,194          33,605        34,024
Payable for Fund shares
  redeemed...............              --              9,813               260              --         1,336
Written outstanding
  options written, at
  value (premiums
  received -- $1,035,
  $0, $0, $0, $0)........           1,800                 --                --              --            --
Adviser fee payable......              --                 --                --              --            --
Accrued expenses and
  other liabilities......          34,869             25,203            33,825          29,569        26,311
                               ----------         ----------        ----------      ----------    ----------
Total Liabilities........          50,953            543,920           211,279          63,174        61,671
                               ----------         ----------        ----------      ----------    ----------
NET ASSETS...............      $1,315,749         $4,118,420        $6,296,813      $7,235,717    $4,961,425
                               ==========         ==========        ==========      ==========    ==========
COMPOSITION OF NET ASSETS
Paid-in Capital..........       3,666,889          5,498,403         6,272,944       8,808,656     5,482,652
Undistributed
  (distributions in
  excess of) net
  investment income......          (1,278)           (18,830)            4,098          26,555        15,755
Accumulated net realized
  gain (loss) on
  investments............      (1,750,633)          (962,279)         (163,814)       (287,696)     (120,163)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........        (599,229)          (398,874)          183,585      (1,311,798)     (416,819)
                               ----------         ----------        ----------      ----------    ----------
                               $1,315,749         $4,118,420        $6,296,813      $7,235,717    $4,961,425
                               ==========         ==========        ==========      ==========    ==========
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................         419,158            568,963           631,174         826,487       524,812
                               ==========         ==========        ==========      ==========    ==========
Net asset value, offering
  price and redemption
  price per share (net
  assets/ shares of
  beneficial interest
  outstanding)...........      $     3.14         $     7.24        $     9.98      $     8.75    $     9.45
                               ==========         ==========        ==========      ==========    ==========
Investments in securities
  and Repurchase
  Agreements, at cost....      $1,910,211         $4,430,388        $6,247,307      $8,543,128    $5,381,515
                               ==========         ==========        ==========      ==========    ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.    106

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED) (CONTINUED)                 SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           VALUE MID CAP  VALUE SMALL CAP  BLUE CHIP MID CAP     INVESTORS     SELECT EQUITY
                               FUND            FUND              FUND         FOUNDATION FUND      FUND
                           -------------  ---------------  -----------------  ---------------  -------------
ASSETS
Investment in securities,
  at value...............   $18,993,224     $30,481,940       $55,211,758       $6,666,191      $ 8,823,612
Repurchase Agreements, at
  value and cost.........            --              --         2,403,000               --          687,000
Cash.....................           472             833               333           75,302              229
Interest and dividends
  receivable.............         9,271           8,239            22,303            6,178            6,150
Receivable for Fund
  shares sold............         5,692          38,987            65,048               74               --
Receivable for
  investments sold.......       219,181         366,853         1,066,994           30,325               --
Receivable due from
  adviser................            --              --                --           17,579           10,028
Other assets.............           333             542             1,152              144              222
                            -----------     -----------       -----------       ----------      -----------
Total Assets.............    19,228,173      30,897,394        58,770,588        6,795,793        9,527,241
                            -----------     -----------       -----------       ----------      -----------
LIABILITIES
Due to custodian.........            --              --                --               --               --
Payable for investments
  purchased..............       790,142         329,516           868,277           63,695          404,576
Payable for Fund shares
  redeemed...............           570              --               125              338              388
Written outstanding
  options written, at
  value (premiums
  received -- $0, $0, $0,
  $0, $0)................            --              --                --               --               --
Adviser fee payable......         7,607          32,085            99,053               --               --
Accrued expenses and
  other liabilities......        34,224          25,383            37,265           26,036           28,924
                            -----------     -----------       -----------       ----------      -----------
Total Liabilities........       832,543         386,984         1,004,720           90,069          433,888
                            -----------     -----------       -----------       ----------      -----------
NET ASSETS...............   $18,395,630     $30,510,410       $57,765,868       $6,705,724      $ 9,093,353
                            ===========     ===========       ===========       ==========      ===========
COMPOSITION OF NET ASSETS
Paid-in Capital..........    17,962,383      28,892,488        59,952,375        8,728,135       16,574,320
Undistributed
  (distributions in
  excess of) net
  investment income......           (75)        (35,804)          (73,641)          10,973             (393)
Accumulated net realized
  gain (loss) on
  investments............       236,982       1,871,988        (4,181,708)      (1,236,151)      (5,553,328)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........       196,340        (218,262)        2,068,842         (797,233)      (1,927,246)
                            -----------     -----------       -----------       ----------      -----------
                            $18,395,630     $30,510,410       $57,765,868       $6,705,724      $ 9,093,353
                            ===========     ===========       ===========       ==========      ===========
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................     1,771,638       2,397,486         4,415,920          902,849        1,298,135
                            ===========     ===========       ===========       ==========      ===========
Net asset value, offering
  price and redemption
  price per share (net
  assets/ shares of
  beneficial interest
  outstanding)...........   $     10.38     $     12.73       $     13.08       $     7.43      $      7.00
                            ===========     ===========       ===========       ==========      ===========
Investments in securities
  and Repurchase
  Agreements, at cost....   $18,796,884     $30,700,202       $55,545,992       $7,463,424      $11,437,858
                            ===========     ===========       ===========       ==========      ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.    107

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)    SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALL CAP   INVESTMENT GRADE  MONEY MARKET  REAL ESTATE  ALGER GROWTH  ALGER INCOME &
                             FUND*       BOND FUND          FUND         FUND         FUND**      GROWTH FUND**
                           ---------  ----------------  ------------  -----------  ------------  ---------------
INVESTMENT INCOME
  Interest...............  $     350    $ 3,060,165      $1,066,070   $    8,943    $   2,699       $   2,290
  Dividends..............      3,328             --              --      943,812        4,085           5,099
                           ---------    -----------      ----------   -----------   ---------       ---------
Total investment
  income.................      3,678      3,060,165       1,066,070      952,755        6,784           7,389
                           ---------    -----------      ----------   -----------   ---------       ---------
EXPENSES
  Investment advisory
    fee..................      2,394        277,312         288,775      151,458        5,211           4,050
  Custody and fund
    accounting...........      4,693         31,105          26,233       25,380        7,301           7,301
  Audit..................        279          7,133           7,113        7,122          370             370
  Legal..................        536         19,834          23,961        6,888          801             801
  Printing...............         25          6,040           7,942        3,917           33              33
  Administration.........      3,135         26,161          26,160       26,160        5,208           5,208
  Registration...........         --             --              --           --           --              --
  Transfer agency........        398          6,183           3,019        3,201           65              66
  Trustees fees..........        660          2,429           2,516        2,371          874             875
  Insurance..............         --            813           2,623          426           --              --
  Miscellaneous fees.....         27            453             453          313          242             241
                           ---------    -----------      ----------   -----------   ---------       ---------
Total expenses...........     12,147        377,463         388,795      227,236       20,105          18,945
                           ---------    -----------      ----------   -----------   ---------       ---------
  Less: Reduction of
    advisory fees........     (2,394)       (30,823)        (13,388)     (27,950)      (5,211)         (4,050)
       Reimbursement of
    operating expenses...     (6,881)            --              --           --       (8,642)         (9,710)
                           ---------    -----------      ----------   -----------   ---------       ---------
Net expenses.............      2,872        346,640         375,407      199,286        6,252           5,185
                           ---------    -----------      ----------   -----------   ---------       ---------
NET INVESTMENT INCOME
  (LOSS).................        806      2,713,525         690,663      753,469          532           2,204
                           ---------    -----------      ----------   -----------   ---------       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........    (62,230)    (1,476,292)            263    1,628,810      (87,519)       (115,069)
  Net unrealized
    appreciation
    (depreciation) on
    investment
    transactions.........   (275,867)      (306,202)             --    1,483,215     (294,553)       (202,615)
                           ---------    -----------      ----------   -----------   ---------       ---------
Net realized and
  unrealized gain (loss)
  on investments.........   (338,097)    (1,782,494)            263    3,112,025     (382,072)       (317,684)
                           ---------    -----------      ----------   -----------   ---------       ---------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............  $(337,291)   $   931,031      $  690,926   $3,865,494    $(381,540)      $(315,480)
                           =========    ===========      ==========   ===========   =========       =========

  *  For the period from May 1, 2002 (commencement of operations) to June 30,
     2002.
 ** For the period from April 1, 2002 (commencement of operations) to June 30, 2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.    108

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) (CONTINUED)       SUN CAPITAL
ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                                             INVESCO
                            ALGER SMALL                                                      HEALTH       INVESCO
                           CAPITALIZATION  DAVIS FINANCIAL  DAVIS VENTURE  INVESCO ENERGY   SCIENCES    TECHNOLOGY
                               FUND*            FUND         VALUE FUND         FUND          FUND         FUND
                           --------------  ---------------  -------------  --------------  -----------  -----------
INVESTMENT INCOME
  Interest...............    $   1,193       $     8,477     $    27,642     $   2,026     $    4,474   $     2,473
  Dividends..............          625            53,047         226,117        17,400         29,155         1,800
                             ---------       -----------     -----------     ---------     -----------  -----------
Total investment
  income.................        1,818            61,524         253,759        19,426         33,629         4,273
                             ---------       -----------     -----------     ---------     -----------  -----------
EXPENSES
  Investment advisory
    fee..................        4,572            40,498         130,481        20,813         47,749        20,962
  Custody and fund
    accounting...........        7,301            22,835          25,535        19,859         29,396        30,368
  Audit..................          370             7,968           7,699         7,714          7,523         7,523
  Legal..................          801             2,434           7,202         1,115          2,530         1,851
  Printing...............           33               845           5,578           328            459           170
  Administration.........        5,208            26,241          23,464        26,086         26,086        26,086
  Registration...........           --                --              --           263            263           263
  Transfer agency........           66             1,769           2,131         1,542          1,767         1,729
  Trustees fees..........          875             2,417           2,417         2,301          2,374         2,374
  Insurance..............           --               122           1,164            54             69            71
  Miscellaneous fees.....          240               273             241           327            328           328
                             ---------       -----------     -----------     ---------     -----------  -----------
Total expenses...........       19,466           105,402         205,912        80,402        118,544        91,725
                             ---------       -----------     -----------     ---------     -----------  -----------
  Less: Reduction of
    advisory fees........       (4,572)          (40,498)        (49,335)      (20,813)       (47,749)      (20,962)
       Reimbursement of
    operating expenses...       (9,516)          (16,306)             --       (34,811)       (13,953)      (45,809)
                             ---------       -----------     -----------     ---------     -----------  -----------
Net expenses.............        5,378            48,598         156,577        24,778         56,842        24,954
                             ---------       -----------     -----------     ---------     -----------  -----------
NET INVESTMENT INCOME
  (LOSS).................       (3,560)           12,926          97,182        (5,352)       (23,213)      (20,681)
                             ---------       -----------     -----------     ---------     -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........     (133,993)         (107,782)       (669,251)      (23,795)      (964,065)     (980,610)
  Net unrealized
    appreciation
    (depreciation) on
    investment
    transactions.........     (136,248)       (1,159,906)     (3,296,178)      157,637       (530,064)     (593,122)
                             ---------       -----------     -----------     ---------     -----------  -----------
Net realized and
  unrealized gain (loss)
  on investments.........     (270,241)       (1,267,688)     (3,965,429)      133,842     (1,494,117)   (1,573,732)
                             ---------       -----------     -----------     ---------     -----------  -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............    $(273,801)      $(1,254,762)    $(3,868,247)    $ 128,490     $(1,517,330) $(1,594,413)
                             =========       ===========     ===========     =========     ===========  ===========

  * For the period from April 1, 2002 (commencement of operations) to June 30, 2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.    109

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) (CONTINUED)       SUN CAPITAL
ADVISERS TRUST
--------------------------------------------------------------------------------

                                INVESCO        NEUBERGER BERMAN  NEUBERGER BERMAN
                           TELECOMMUNICATIONS   MID CAP GROWTH       MID CAP       VALUE EQUITY  VALUE MANAGED
                                  FUND               FUND           VALUE FUND         FUND          FUND
                           ------------------  ----------------  ----------------  ------------  -------------
INVESTMENT INCOME
  Interest...............     $     1,629         $   2,342          $  3,086      $     2,146     $   6,888
  Dividends..............           7,729             5,273            27,393           56,938        30,473
                              -----------         ---------          --------      -----------     ---------
Total investment
  income.................           9,358             7,615            30,479           59,084        37,361
                              -----------         ---------          --------      -----------     ---------
EXPENSES
  Investment advisory
    fee..................           8,879            22,839            22,785           28,915        19,205
  Custody and fund
    accounting...........          34,657            29,509            32,961           28,494        25,221
  Audit..................           7,523             7,523             7,523            7,139         7,139
  Legal..................             805               899             1,017            1,615           964
  Printing...............             140               235               205              590           336
  Administration.........          26,086            26,086            26,086           26,241        26,241
  Registration...........             263               176               175               --            --
  Transfer agency........           1,743             1,992             2,030            2,135         1,765
  Trustees fees..........           2,282             2,301             2,301            2,458         2,427
  Insurance..............              57                32                 9               94            75
  Miscellaneous fees.....             328               329               327              267           266
                              -----------         ---------          --------      -----------     ---------
Total expenses...........          82,763            91,921            95,419           97,948        83,639
                              -----------         ---------          --------      -----------     ---------
  Less: Reduction of
    advisory fees........          (8,879)          (22,839)          (22,785)         (28,915)      (19,205)
       Reimbursement of
    operating expenses...         (63,314)          (42,637)          (46,253)         (36,504)      (42,828)
                              -----------         ---------          --------      -----------     ---------
Net expenses.............          10,570            26,445            26,381           32,529        21,606
                              -----------         ---------          --------      -----------     ---------
NET INVESTMENT INCOME
  (LOSS).................          (1,212)          (18,830)            4,098           26,555        15,755
                              -----------         ---------          --------      -----------     ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........      (1,051,174)         (517,295)            2,388         (155,696)      (65,624)
  Net unrealized
    appreciation
    (depreciation) on
    investment
    transactions.........          73,685          (452,200)          (10,286)      (1,168,416)     (457,832)
                              -----------         ---------          --------      -----------     ---------
Net realized and
  unrealized gain (loss)
  on investments.........        (977,489)         (969,495)           (7,898)      (1,324,112)     (523,456)
                              -----------         ---------          --------      -----------     ---------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............     $  (978,701)        $(988,325)         $ (3,800)     $(1,297,557)    $(507,701)
                              ===========         =========          ========      ===========     =========

--------------------------------------------------------------------------------

See Notes to Financial Statements.    110

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) (CONTINUED)       SUN CAPITAL
ADVISERS TRUST
--------------------------------------------------------------------------------

                           VALUE MID CAP  VALUE SMALL CAP  BLUE CHIP MID CAP     INVESTORS     SELECT EQUITY
                               FUND            FUND              FUND         FOUNDATION FUND      FUND
                           -------------  ---------------  -----------------  ---------------  -------------
INVESTMENT INCOME
  Interest...............   $     7,002     $    11,890       $    18,189       $       230     $     4,989
  Dividends..............        73,170          87,014           187,153            41,823          38,853
                            -----------     -----------       -----------       -----------     -----------
Total investment
  income.................        80,172          98,904           205,342            42,053          43,842
                            -----------     -----------       -----------       -----------     -----------
EXPENSES
  Investment advisory
    fee..................        64,451         107,766           223,186            25,900          41,090
  Custody and fund
    accounting...........        30,209          29,145            42,552            31,226          25,823
  Audit..................         7,326           6,048             6,888             6,318           6,888
  Legal..................         4,325           5,721            10,789             1,481           3,522
  Printing...............         3,972           3,016             6,963               522           4,047
  Administration.........        26,241          26,241            26,302            26,203          26,202
  Registration...........            --              --                --                --              --
  Transfer agency........         1,953           2,996             3,007             2,798           2,798
  Trustees fees..........         2,417           2,417             2,429             2,429           2,433
  Insurance..............           745             184             1,114               102             920
  Miscellaneous fees.....           157             281               453               224             119
                            -----------     -----------       -----------       -----------     -----------
Total expenses...........       141,796         183,815           323,683            97,203         113,842
                            -----------     -----------       -----------       -----------     -----------
  Less: Reduction of
    advisory fees........       (61,232)        (49,107)          (44,700)          (25,900)        (41,090)
       Reimbursement of
    operating expenses...            --              --                --           (40,223)        (23,443)
                            -----------     -----------       -----------       -----------     -----------
Net expenses.............        80,564         134,708           278,983            31,080          49,309
                            -----------     -----------       -----------       -----------     -----------
NET INVESTMENT INCOME
  (LOSS).................          (392)        (35,804)          (73,641)           10,973          (5,467)
                            -----------     -----------       -----------       -----------     -----------
REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........       526,396       1,310,577           203,235          (642,982)       (253,199)
  Net unrealized
    appreciation
    (depreciation) on
    investment
    transactions.........    (1,448,711)     (1,660,636)       (1,906,281)         (660,958)     (2,610,585)
                            -----------     -----------       -----------       -----------     -----------
Net realized and
  unrealized gain (loss)
  on investments.........      (922,315)       (350,059)       (1,703,046)       (1,303,940)     (2,863,784)
                            -----------     -----------       -----------       -----------     -----------
Net increase (decrease)
  in net assets from
  operations.............   $  (922,707)    $  (385,863)      $(1,776,687)      $(1,292,967)    $(2,869,251)
                            ===========     ===========       ===========       ===========     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.    111

STATEMENTS OF CHANGES IN NET ASSETS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                             ALL CAP FUND           INVESTMENT GRADE BOND FUND                  MONEY MARKET FUND
                           -----------------  --------------------------------------  --------------------------------------
                             PERIOD ENDED     SIX MONTHS ENDED                        SIX MONTHS ENDED
                            JUNE 30, 2002*     JUNE 30, 2002         YEAR ENDED        JUNE 30, 2002         YEAR ENDED
                              (UNAUDITED)       (UNAUDITED)      DECEMBER 31, 2001      (UNAUDITED)      DECEMBER 31, 2001
                           -----------------  ----------------  --------------------  ----------------  --------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............     $      806        $  2,713,525        $  3,571,394       $     690,663        $  2,700,967
  Net realized gain
    (loss) on investment
    transactions.........        (62,230)         (1,476,292)            700,870                 263                 180
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       (275,867)           (306,202)           (390,270)                 --                  --
                              ----------        ------------        ------------       -------------        ------------
Net increase (decrease)
  in net assets resulting
  from operations........       (337,291)            931,031           3,881,994             690,926           2,701,147
                              ----------        ------------        ------------       -------------        ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --          (2,713,525)         (3,575,737)           (690,663)         (2,700,967)
  In excess of net
    investment income....             --                  --                  --                  --                  --
  Net realized gain on
    investments..........             --                  --                  --                  --                  --
  In excess of net
    realized gain on
    investments..........             --                  --                  --                  --                  --
                              ----------        ------------        ------------       -------------        ------------
Net decrease in net
  assets from
  distributions..........             --          (2,713,525)         (3,575,737)           (690,663)         (2,700,967)
                              ----------        ------------        ------------       -------------        ------------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      2,059,110          34,497,834          54,904,022         123,500,176         111,641,579
  Net proceeds from
    reinvestment of
    distributions........             --           2,713,525           3,575,737             690,663           2,700,967
  Cost of shares
    redeemed.............           (288)         (8,274,739)        (18,162,532)       (117,821,480)        (38,676,310)
                              ----------        ------------        ------------       -------------        ------------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      2,058,822          28,936,620          40,317,227           6,369,359          75,666,236
                              ----------        ------------        ------------       -------------        ------------
Total increase (decrease)
  in net assets..........      1,721,531          27,154,126          40,623,484           6,369,622          75,666,416
NET ASSETS
Beginning of period......             --          80,999,314          40,375,830         116,945,797          41,279,381
                              ----------        ------------        ------------       -------------        ------------
End of period+...........     $1,721,531        $108,153,440        $ 80,999,314       $ 123,315,419        $116,945,797
                              ==========        ============        ============       =============        ============
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        206,073           3,589,243           5,650,413         123,500,176         111,641,579
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --             282,816             366,354             690,663           2,700,967
  Shares redeemed........            (32)           (856,761)         (1,855,901)       (117,821,480)        (38,676,310)
                              ----------        ------------        ------------       -------------        ------------
  Net increase
    (decrease)...........        206,041           3,015,298           4,160,866           6,369,359          75,666,236
                              ==========        ============        ============       =============        ============
+ Includes undistributed
  net investment income
  (loss).................     $      806        $         --        $         --       $          --        $         --
                              ==========        ============        ============       =============        ============

  *  For the period May 1, 2002 (commencement of operations) to June 30, 2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.    112

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                                       ALGER INCOME &        ALGER SMALL
                                      REAL ESTATE FUND             ALGER GROWTH FUND     GROWTH FUND     CAPITALIZATION FUND
                           --------------------------------------  -----------------  -----------------  -------------------
                           SIX MONTHS ENDED                          PERIOD ENDED       PERIOD ENDED        PERIOD ENDED
                            JUNE 30, 2002         YEAR ENDED        JUNE 30, 2002*     JUNE 30, 2002*      JUNE 30, 2002*
                             (UNAUDITED)      DECEMBER 31, 2001       (UNAUDITED)        (UNAUDITED)         (UNAUDITED)
                           ----------------  --------------------  -----------------  -----------------  -------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............    $   753,469         $ 1,290,777          $      532         $    2,204          $   (3,560)
  Net realized gain
    (loss) on investment
    transactions.........      1,628,810             796,045             (87,519)          (115,069)           (133,993)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      1,483,215             820,873            (294,553)          (202,615)           (136,248)
                             -----------         -----------          ----------         ----------          ----------
Net increase (decrease)
  in net assets resulting
  from operations........      3,865,494           2,907,695            (381,540)          (315,480)           (273,801)
                             -----------         -----------          ----------         ----------          ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --          (1,250,623)                 --                 --                  --
  In excess of net
    investment income....             --                  --                  --                 --                  --
  Net realized gain on
    investments..........             --            (370,039)                 --                 --                  --
  In excess of net
    realized gain on
    investments..........             --                  --                  --                 --                  --
                             -----------         -----------          ----------         ----------          ----------
Net decrease in net
  assets from
  distributions..........             --          (1,620,662)                 --                 --                  --
                             -----------         -----------          ----------         ----------          ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................     12,737,713          13,523,038           7,822,411          5,990,088           3,398,492
  Net proceeds from
    reinvestment of
    distributions........             --           1,620,662                  --                 --                  --
  Cost of shares
    redeemed.............     (6,845,017)         (7,768,573)             (1,342)              (387)            (57,442)
                             -----------         -----------          ----------         ----------          ----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      5,892,696           7,375,127           7,821,069          5,989,701           3,341,050
                             -----------         -----------          ----------         ----------          ----------
Total increase (decrease)
  in net assets..........      9,758,190           8,662,160           7,439,529          5,674,221           3,067,249
NET ASSETS
Beginning of period......     25,824,277          17,162,117                  --                 --                  --
                             -----------         -----------          ----------         ----------          ----------
End of period+...........    $35,582,467         $25,824,277          $7,439,529         $5,674,221          $3,067,249
                             ===========         ===========          ==========         ==========          ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............      1,012,252           1,163,439             868,081            649,496             354,346
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --             139,216                  --                 --                  --
  Shares redeemed........       (526,041)           (648,560)               (152)               (43)             (6,251)
                             -----------         -----------          ----------         ----------          ----------
  Net increase
    (decrease)...........        486,211             654,095             867,929            649,453             348,095
                             ===========         ===========          ==========         ==========          ==========
+ Includes undistributed
  net investment income
  (loss).................    $   878,642         $   125,173          $      532         $    2,204          $   (3,560)
                             ===========         ===========          ==========         ==========          ==========

  *  For the period April 1, 2002 (commencement of operations) to June 30, 2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.    113

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                    DAVIS FINANCIAL FUND                  DAVIS VENTURE VALUE FUND
                           --------------------------------------  --------------------------------------
                           SIX MONTHS ENDED                        SIX MONTHS ENDED
                            JUNE 30, 2002         YEAR ENDED        JUNE 30, 2002         YEAR ENDED
                             (UNAUDITED)      DECEMBER 31, 2001      (UNAUDITED)      DECEMBER 31, 2001
                           ----------------  --------------------  ----------------  --------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS
  Net investment income
    (loss)...............    $    12,926         $    14,514         $    97,182         $    170,743
  Net realized gain
    (loss) on investment
    transactions.........       (107,782)           (313,644)           (669,251)          (3,399,885)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     (1,159,906)           (113,863)         (3,296,178)               9,842
                             -----------         -----------         -----------         ------------
Net increase (decrease)
  in net assets resulting
  from operations........     (1,254,762)           (412,993)         (3,868,247)          (3,219,300)
                             -----------         -----------         -----------         ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --                  --                  --             (167,055)
  In excess of net
    investment income....             --                  --                  --                   --
  Net realized gain on
    investments..........             --             (59,877)                 --                   --
  In excess of net
    realized gain on
    investments..........             --                  --                  --                   --
                             -----------         -----------         -----------         ------------
Net decrease in net
  assets from
  distributions..........             --             (59,877)                 --             (167,055)
                             -----------         -----------         -----------         ------------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      2,107,917           6,652,765           7,340,290           47,131,067
  Net proceeds from
    reinvestment of
    distributions........             --              59,877                  --              167,055
  Cost of shares
    redeemed.............     (1,694,145)           (816,100)           (523,657)         (24,412,895)
                             -----------         -----------         -----------         ------------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........        413,772           5,896,542           6,816,633           22,885,227
                             -----------         -----------         -----------         ------------
Total increase (decrease)
  in net assets..........       (840,990)          5,423,672           2,948,386           19,498,872
NET ASSETS
Beginning of period......     10,152,551           4,728,879          32,110,043           12,611,171
                             -----------         -----------         -----------         ------------
End of period+...........    $ 9,311,561         $10,152,551         $35,058,429         $ 32,110,043
                             ===========         ===========         ===========         ============
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        205,698             626,626             864,378            5,269,245
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --               5,575                  --               19,418
  Shares redeemed........       (178,209)            (81,942)            (63,666)          (2,897,658)
                             -----------         -----------         -----------         ------------
  Net increase
    (decrease)...........         27,489             550,259             800,712            2,391,005
                             ===========         ===========         ===========         ============
+ Includes undistributed
  net investment income
  (loss).................    $    26,996         $    14,070         $    98,312         $      1,130
                             ===========         ===========         ===========         ============

                                     INVESCO ENERGY FUND
                           ---------------------------------------
                           SIX MONTHS ENDED
                            JUNE 30, 2002        PERIOD ENDED
                             (UNAUDITED)      DECEMBER 31, 2001*
                           ----------------  ---------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS
  Net investment income
    (loss)...............     $   (5,352)         $    4,081
  Net realized gain
    (loss) on investment
    transactions.........        (23,795)           (544,460)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........        157,637            (174,987)
                              ----------          ----------
Net increase (decrease)
  in net assets resulting
  from operations........        128,490            (715,366)
                              ----------          ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --              (4,081)
  In excess of net
    investment income....             --                  --
  Net realized gain on
    investments..........             --                (206)
  In excess of net
    realized gain on
    investments..........             --                  --
                              ----------          ----------
Net decrease in net
  assets from
  distributions..........             --              (4,287)
                              ----------          ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      2,540,305           4,819,102
  Net proceeds from
    reinvestment of
    distributions........             --               4,287
  Cost of shares
    redeemed.............       (120,231)           (755,844)
                              ----------          ----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      2,420,074           4,067,545
                              ----------          ----------
Total increase (decrease)
  in net assets..........      2,548,564           3,347,892
NET ASSETS
Beginning of period......      3,347,892                  --
                              ----------          ----------
End of period+...........     $5,896,456          $3,347,892
                              ==========          ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        277,554             490,327
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                 518
  Shares redeemed........        (13,412)           (100,216)
                              ----------          ----------
  Net increase
    (decrease)...........        264,142             390,629
                              ==========          ==========
+ Includes undistributed
  net investment income
  (loss).................     $   (5,357)         $       (5)
                              ==========          ==========

  *  For the period May 1, 2001 (commencement of operations) to December 31,
     2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.    114

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                INVESCO HEALTH SCIENCES FUND                INVESCO TECHNOLOGY FUND
                           ---------------------------------------  ---------------------------------------
                           SIX MONTHS ENDED                         SIX MONTHS ENDED
                            JUNE 30, 2002        PERIOD ENDED        JUNE 30, 2002        PERIOD ENDED
                             (UNAUDITED)      DECEMBER 31, 2001*      (UNAUDITED)      DECEMBER 31, 2001*
                           ----------------  ---------------------  ----------------  ---------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS
  Net investment income
    (loss)...............    $   (23,213)         $  (19,826)         $   (20,681)         $  (21,004)
  Net realized gain
    (loss) on investment
    transactions.........       (964,065)           (149,685)            (980,610)           (567,440)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       (530,052)            263,156             (593,122)           (363,999)
                             -----------          ----------          -----------          ----------
Net increase (decrease)
  in net assets resulting
  from operations........     (1,517,330)             93,645           (1,594,413)           (952,443)
                             -----------          ----------          -----------          ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --                  --                   --                  --
  In excess of net
    investment income....             --                  --                   --                  --
  Net realized gain on
    investments..........             --                  --                   --                  --
  In excess of net
    realized gain on
    investments..........             --                  --                   --                  --
                             -----------          ----------          -----------          ----------
Net decrease in net
  assets from
  distributions..........             --                  --                   --                  --
                             -----------          ----------          -----------          ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      3,703,099           7,404,326              992,072           5,596,096
  Net proceeds from
    reinvestment of
    distributions........             --                  --                   --                  --
  Cost of shares
    redeemed.............     (1,940,775)            (63,238)            (739,343)           (516,973)
                             -----------          ----------          -----------          ----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      1,762,324           7,341,088              252,729           5,079,123
                             -----------          ----------          -----------          ----------
Total increase (decrease)
  in net assets..........        244,994           7,434,733           (1,341,684)          4,126,680
NET ASSETS
Beginning of period......      7,434,733                  --            4,126,680                  --
                             -----------          ----------          -----------          ----------
End of period+...........    $ 7,679,727          $7,434,733          $ 2,784,996          $4,126,680
                             ===========          ==========          ===========          ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        383,371             732,363              152,723             654,751
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                  --                   --                  --
  Shares redeemed........       (222,903)             (6,175)            (137,968)            (77,803)
                             -----------          ----------          -----------          ----------
  Net increase
    (decrease)...........        160,468             726,188               14,755             576,948
                             ===========          ==========          ===========          ==========
+ Includes undistributed
  net investment income
  (loss).................    $   (23,213)         $       --          $   (20,681)         $       --
                             ===========          ==========          ===========          ==========

                               INVESCO TELECOMMUNICATIONS FUND
                           ---------------------------------------
                           SIX MONTHS ENDED
                            JUNE 30, 2002        PERIOD ENDED
                             (UNAUDITED)      DECEMBER 31, 2001*
                           ----------------  ---------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS
  Net investment income
    (loss)...............    $    (1,212)         $      (319)
  Net realized gain
    (loss) on investment
    transactions.........     (1,051,174)            (701,252)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........         73,685             (672,914)
                             -----------          -----------
Net increase (decrease)
  in net assets resulting
  from operations........       (978,701)          (1,374,485)
                             -----------          -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --                   --
  In excess of net
    investment income....             --                   --
  Net realized gain on
    investments..........             --                   --
  In excess of net
    realized gain on
    investments..........             --                   --
                             -----------          -----------
Net decrease in net
  assets from
  distributions..........             --                   --
                             -----------          -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................        290,268            3,495,780
  Net proceeds from
    reinvestment of
    distributions........             --                   --
  Cost of shares
    redeemed.............        (84,936)             (32,177)
                             -----------          -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........        205,332            3,463,603
                             -----------          -----------
Total increase (decrease)
  in net assets..........       (773,369)           2,089,118
NET ASSETS
Beginning of period......      2,089,118                   --
                             -----------          -----------
End of period+...........    $ 1,315,749          $ 2,089,118
                             ===========          ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............         64,848              381,822
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                   --
  Shares redeemed........        (21,060)              (6,452)
                             -----------          -----------
  Net increase
    (decrease)...........         43,788              375,370
                             ===========          ===========
+ Includes undistributed
  net investment income
  (loss).................    $    (1,278)         $       (66)
                             ===========          ===========

  *  For the period May 1, 2001 (commencement of operations) to December 31,
     2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.    115

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                      NEUBERGER BERMAN                         NEUBERGER BERMAN
                                     MID CAP GROWTH FUND                      MID CAP VALUE FUND             VALUE EQUITY FUND
                           ---------------------------------------  ---------------------------------------  ----------------
                           SIX MONTHS ENDED                         SIX MONTHS ENDED                         SIX MONTHS ENDED
                            JUNE 30, 2002        PERIOD ENDED        JUNE 30, 2002        PERIOD ENDED        JUNE 30, 2002
                             (UNAUDITED)      DECEMBER 31, 2001*      (UNAUDITED)      DECEMBER 31, 2001*      (UNAUDITED)
                           ----------------  ---------------------  ----------------  ---------------------  ----------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS
  Net investment income
    (loss)...............    $   (18,830)         $  (10,978)          $    4,098          $   11,237          $    26,555
  Net realized gain
    (loss) on investment
    transactions.........       (517,295)           (444,984)               2,388            (166,864)            (155,696)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       (452,200)             53,326              (10,286)            193,871           (1,168,416)
                             -----------          ----------           ----------          ----------          -----------
Net increase (decrease)
  in net assets resulting
  from operations........       (988,325)           (402,636)              (3,800)             38,244           (1,297,557)
                             -----------          ----------           ----------          ----------          -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --                  --                   --             (11,165)                  --
  In excess of net
    investment income....             --                  --                   --                  --                   --
  Net realized gain on
    investments..........             --                  --                   --                  --                   --
  In excess of net
    realized gain on
    investments..........             --                  --                   --                  --                   --
                             -----------          ----------           ----------          ----------          -----------
Net decrease in net
  assets from
  distributions..........             --                  --                   --             (11,165)                  --
                             -----------          ----------           ----------          ----------          -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      1,915,533           4,724,384            2,896,117           3,489,152            2,237,533
  Net proceeds from
    reinvestment of
    distributions........             --                  --                   --              11,165                   --
  Cost of shares
    redeemed.............     (1,043,827)            (86,709)            (110,354)            (12,546)            (630,026)
                             -----------          ----------           ----------          ----------          -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........        871,706           4,637,675            2,785,763           3,487,771            1,607,507
                             -----------          ----------           ----------          ----------          -----------
Total increase (decrease)
  in net assets..........       (116,619)          4,235,039            2,781,963           3,514,850              309,950
NET ASSETS
Beginning of period......      4,235,039                  --            3,514,850                  --            6,925,767
                             -----------          ----------           ----------          ----------          -----------
End of period+...........    $ 4,118,420          $4,235,039           $6,296,813          $3,514,850          $ 7,235,717
                             ===========          ==========           ==========          ==========          ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        230,410             494,949              285,530             356,536              231,578
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                  --                   --               1,159                   --
  Shares redeemed........       (145,860)            (10,536)             (10,745)             (1,306)             (66,626)
                             -----------          ----------           ----------          ----------          -----------
  Net increase
    (decrease)...........         84,550             484,413              274,785             356,389              164,952
                             ===========          ==========           ==========          ==========          ===========
+ Includes undistributed
  net investment income
  (loss).................    $   (18,830)         $       --           $    4,098          $       --          $    26,555
                             ===========          ==========           ==========          ==========          ===========


                          VALUE EQUITY FUND
                           --------------------

                                YEAR ENDED
                            DECEMBER 31, 2001
                           --------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS
  Net investment income
    (loss)...............       $   35,615
  Net realized gain
    (loss) on investment
    transactions.........          156,092
  Net unrealized
    appreciation
    (depreciation) of
    investments..........         (427,208)
                                ----------
Net increase (decrease)
  in net assets resulting
  from operations........         (235,501)
                                ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............          (35,615)
  In excess of net
    investment income....             (123)
  Net realized gain on
    investments..........         (156,092)
  In excess of net
    realized gain on
    investments..........         (124,187)
                                ----------
Net decrease in net
  assets from
  distributions..........         (316,017)
                                ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................        5,304,654
  Net proceeds from
    reinvestment of
    distributions........          316,017
  Cost of shares
    redeemed.............         (722,711)
                                ----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........        4,897,960
                                ----------
Total increase (decrease)
  in net assets..........        4,346,442
NET ASSETS
Beginning of period......        2,579,325
                                ----------
End of period+...........       $6,925,767
                                ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............          471,329
  Shares issued to
    shareholders from
    reinvestment of
    distributions........           30,242
  Shares redeemed........          (68,458)
                                ----------
  Net increase
    (decrease)...........          433,113
                                ==========
+ Includes undistributed
  net investment income
  (loss).................       $       --
                                ==========

  *  For the period May 1, 2001 (commencement of operations) to December 31,
     2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.    116

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     VALUE MANAGED FUND                      VALUE MID CAP FUND
                           --------------------------------------  --------------------------------------
                           SIX MONTHS ENDED                        SIX MONTHS ENDED
                            JUNE 30, 2002         YEAR ENDED        JUNE 30, 2002         YEAR ENDED
                             (UNAUDITED)      DECEMBER 31, 2001      (UNAUDITED)      DECEMBER 31, 2001
                           ----------------  --------------------  ----------------  --------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS
  Net investment income
    (loss)...............     $   15,755          $   32,278         $      (392)        $     22,548
  Net realized gain
    (loss) on investment
    transactions.........        (65,624)            (31,627)            526,396             (225,112)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       (457,832)           (230,192)         (1,448,711)           1,338,310
                              ----------          ----------         -----------         ------------
Net increase (decrease)
  in net assets resulting
  from operations........       (507,701)           (229,541)           (922,707)           1,135,746
                              ----------          ----------         -----------         ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --             (32,278)                 --              (18,770)
  In excess of net
    investment income....             --                 (45)                 --                   --
  Net realized gain on
    investments..........             --             (20,307)                 --                   --
  In excess of net
    realized gain on
    investments..........             --                  --                  --                   --
                              ----------          ----------         -----------         ------------
Net decrease in net
  assets from
  distributions..........             --             (52,630)                 --              (18,770)
                              ----------          ----------         -----------         ------------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      1,154,125           3,171,464           5,328,783           23,204,987
  Net proceeds from
    reinvestment of
    distributions........             --              52,629                  --               18,770
  Cost of shares
    redeemed.............       (313,642)           (710,159)         (1,050,509)         (17,422,444)
                              ----------          ----------         -----------         ------------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........        840,483           2,513,934           4,278,274            5,801,313
                              ----------          ----------         -----------         ------------
Total increase (decrease)
  in net assets..........        332,782           2,231,763           3,355,567            6,918,289
NET ASSETS
Beginning of period......      4,628,643           2,396,880          15,040,063            8,121,774
                              ----------          ----------         -----------         ------------
End of period+...........     $4,961,425          $4,628,643         $18,395,630         $ 15,040,063
                              ==========          ==========         ===========         ============
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        114,112             289,643             499,132            2,256,710
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --               5,065                  --                1,776
  Shares redeemed........        (30,731)            (65,473)            (96,767)          (1,678,304)
                              ----------          ----------         -----------         ------------
  Net increase
    (decrease)...........         83,381             229,235             402,365              580,182
                              ==========          ==========         ===========         ============
+ Includes undistributed
  net investment income
  (loss).................     $   15,755          $       --         $       (75)        $        317
                              ==========          ==========         ===========         ============

                                    VALUE SMALL CAP FUND
                           --------------------------------------
                           SIX MONTHS ENDED
                            JUNE 30, 2002         YEAR ENDED
                             (UNAUDITED)      DECEMBER 31, 2001
                           ----------------  --------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS
  Net investment income
    (loss)...............    $   (35,804)        $   (10,332)
  Net realized gain
    (loss) on investment
    transactions.........      1,310,577             800,075
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     (1,660,636)            687,085
                             -----------         -----------
Net increase (decrease)
  in net assets resulting
  from operations........       (385,863)          1,476,828
                             -----------         -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --                (240)
  In excess of net
    investment income....             --              (3,635)
  Net realized gain on
    investments..........             --            (259,164)
  In excess of net
    realized gain on
    investments..........             --                  --
                             -----------         -----------
Net decrease in net
  assets from
  distributions..........             --            (263,039)
                             -----------         -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................     13,655,916          16,047,882
  Net proceeds from
    reinvestment of
    distributions........             --             263,039
  Cost of shares
    redeemed.............     (4,899,601)         (1,358,166)
                             -----------         -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      8,756,315          14,952,755
                             -----------         -----------
Total increase (decrease)
  in net assets..........      8,370,452          16,166,544
NET ASSETS
Beginning of period......     22,139,958           5,973,414
                             -----------         -----------
End of period+...........    $30,510,410         $22,139,958
                             ===========         ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............      1,036,985           1,320,848
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --              21,289
  Shares redeemed........       (366,371)           (115,975)
                             -----------         -----------
  Net increase
    (decrease)...........        670,614           1,226,162
                             ===========         ===========
+ Includes undistributed
  net investment income
  (loss).................    $   (35,804)        $        --
                             ===========         ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.    117

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                   BLUE CHIP MID CAP FUND                INVESTORS FOUNDATION FUND
                           --------------------------------------  --------------------------------------
                           SIX MONTHS ENDED                        SIX MONTHS ENDED
                            JUNE 30, 2002         YEAR ENDED        JUNE 30, 2002         YEAR ENDED
                             (UNAUDITED)      DECEMBER 31, 2001      (UNAUDITED)      DECEMBER 31, 2001
                           ----------------  --------------------  ----------------  --------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS
  Net investment income
    (loss)...............    $   (73,641)        $    (87,156)       $    10,973         $    21,423
  Net realized gain
    (loss) on investment
    transactions.........        203,235           (3,472,616)          (642,982)           (451,434)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     (1,906,281)           2,618,448           (660,958)             63,016
                             -----------         ------------        -----------         -----------
Net increase (decrease)
  in net assets resulting
  from operations........     (1,776,687)            (941,324)        (1,292,967)           (366,995)
                             -----------         ------------        -----------         -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --                   --                 --             (21,423)
  In excess of net
    investment income....             --                   --                 --                 (63)
  Net realized gain on
    investments..........             --                   --                 --                  --
  In excess of net
    realized gain on
    investments..........             --                   --                 --                  --
                             -----------         ------------        -----------         -----------
Net decrease in net
  assets from
  distributions..........             --                   --                 --             (21,486)
                             -----------         ------------        -----------         -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      9,846,797           35,195,533          1,564,413           3,223,893
  Net proceeds from
    reinvestment of
    distributions........             --                   --                 --              21,486
  Cost of shares
    redeemed.............     (2,661,614)         (19,489,844)          (223,677)         (1,851,562)
                             -----------         ------------        -----------         -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      7,185,183           15,705,689          1,340,736           1,393,817
                             -----------         ------------        -----------         -----------
Total increase (decrease)
  in net assets..........      5,408,496           14,764,365             47,769           1,005,336
NET ASSETS
Beginning of period......     52,357,372           37,593,007          6,657,955           5,652,619
                             -----------         ------------        -----------         -----------
End of period+...........    $57,765,868         $ 52,357,372        $ 6,705,724         $ 6,657,955
                             ===========         ============        ===========         ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        729,816            2,708,264            184,168             356,195
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                   --                 --               2,428
  Shares redeemed........       (198,645)          (1,522,221)           (27,704)           (193,734)
                             -----------         ------------        -----------         -----------
  Net increase
    (decrease)...........        531,171            1,186,043            156,464             164,889
                             ===========         ============        ===========         ===========
+ Includes undistributed
  net investment income
  (loss).................    $   (73,641)        $         --        $    10,973         $        --
                             ===========         ============        ===========         ===========

                                     SELECT EQUITY FUND
                           --------------------------------------
                           SIX MONTHS ENDED
                            JUNE 30, 2002         YEAR ENDED
                             (UNAUDITED)      DECEMBER 31, 2001
                           ----------------  --------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS
  Net investment income
    (loss)...............    $    (5,467)        $     70,110
  Net realized gain
    (loss) on investment
    transactions.........       (253,199)          (4,882,713)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     (2,610,585)           1,548,225
                             -----------         ------------
Net increase (decrease)
  in net assets resulting
  from operations........     (2,869,251)          (3,264,378)
                             -----------         ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --              (62,595)
  In excess of net
    investment income....             --                   --
  Net realized gain on
    investments..........             --                   --
  In excess of net
    realized gain on
    investments..........             --                   --
                             -----------         ------------
Net decrease in net
  assets from
  distributions..........             --              (62,595)
                             -----------         ------------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      1,678,811           21,119,937
  Net proceeds from
    reinvestment of
    distributions........             --               62,595
  Cost of shares
    redeemed.............     (1,164,309)         (21,255,541)
                             -----------         ------------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........        514,502              (73,009)
                             -----------         ------------
Total increase (decrease)
  in net assets..........     (2,354,749)          (3,399,982)
NET ASSETS
Beginning of period......     11,448,102           14,848,084
                             -----------         ------------
End of period+...........    $ 9,093,353         $ 11,448,102
                             ===========         ============
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        193,571            2,267,687
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                6,909
  Shares redeemed........       (147,935)          (2,375,214)
                             -----------         ------------
  Net increase
    (decrease)...........         45,636             (100,618)
                             ===========         ============
+ Includes undistributed
  net investment income
  (loss).................    $      (393)        $      5,074
                             ===========         ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.    118

FINANCIAL HIGHLIGHTS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                              ALL CAP FUND                            INVESTMENT GRADE BOND FUND
                           -------------------  -----------------------------------------------------------------------
                             FOR THE PERIOD       SIX MONTHS          YEAR ENDED DECEMBER 31          FOR THE PERIOD
                               5/1/02* TO            ENDED       ---------------------------------      12/7/98* TO
                               6/30/2002^         6/30/2002^        2001        2000       1999         12/31/1998
                           -------------------  ---------------  ----------  ----------  ---------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....       $ 10.000           $  9.680       $ 9.600     $ 9.340     $9.970          $10.000
                                --------           --------       -------     -------     ------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............          0.004              0.280         0.601       0.626      0.576            0.034
  Net realized and
    unrealized gain
    (loss) on
    investments..........         (1.644)            (0.180)        0.079       0.260     (0.630)          (0.030)
                                --------           --------       -------     -------     ------          -------
  Total from Investment
    Operations...........         (1.640)             0.100         0.680       0.886     (0.054)           0.004
                                --------           --------       -------     -------     ------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............             --             (0.280)       (0.600)     (0.626)    (0.576)          (0.034)
  In excess of net
    investment income....             --                 --            --          --         --               --
  Net realized gain on
    investments..........             --                 --            --          --         --               --
  In excess of net
    realized gain on
    investments..........             --                 --            --          --         --               --
  Capital................             --                 --            --          --         --               --
                                --------           --------       -------     -------     ------          -------
  Total distributions....             --             (0.280)       (0.600)     (0.626)    (0.576)          (0.034)
                                --------           --------       -------     -------     ------          -------
NET ASSET VALUE, END OF
  PERIOD.................       $  8.360           $  9.500       $ 9.680     $ 9.600     $9.340          $ 9.970
                                ========           ========       =======     =======     ======          =======
TOTAL RETURN(b)..........        (16.40%)              1.04%         7.21%       9.86%     (0.56)%           0.04%
                                ========           ========       =======     =======     ======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................       $  1,722           $108,153       $80,999     $40,376     $18,184         $10,026
Ratios to average net
  assets:
  Net expenses(a)........           0.90%              0.75%         0.75%       0.75%      0.75%            0.75%
  Gross expenses(a)......           3.81%              0.82%         0.95%       1.31%      1.98%            4.10%
  Net investment income
    (loss)(a)............           0.25%              5.87%         6.11%       6.70%      6.00%            5.01%
Portfolio turnover
  rate...................             25%                35%           92%         69%        78%               3%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                                       MONEY MARKET FUND                              REAL ESTATE FUND
                           -------------------------------------------------------------------------  ---------------
                             SIX MONTHS           YEAR ENDED DECEMBER 31           FOR THE PERIOD       SIX MONTHS
                                ENDED       -----------------------------------      12/7/98* TO           ENDED
                             6/30/2002^        2001         2000        1999         12/31/1998         6/30/2002^
                           ---------------  -----------  ----------  ----------  -------------------  ---------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $  1.000       $  1.000     $ 1.000     $ 1.000          $ 1.000            $11.850
                              --------       --------     -------     -------          -------            -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............        0.006          0.035       0.057       0.045            0.003              0.272
  Net realized and
    unrealized gain
    (loss) on
    investments..........           --             --          --          --               --              1.228
                              --------       --------     -------     -------          -------            -------
  Total from Investment
    Operations...........        0.006          0.035       0.057       0.045            0.003              1.500
                              --------       --------     -------     -------          -------            -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............       (0.006)        (0.035)     (0.057)     (0.045)          (0.003)                --
  In excess of net
    investment income....           --             --          --          --               --                 --
  Net realized gain on
    investments..........           --             --          --          --               --                 --
  In excess of net
    realized gain on
    investments..........           --             --          --          --               --                 --
  Capital................           --             --          --          --               --                 --
                              --------       --------     -------     -------          -------            -------
  Total distributions....       (0.006)        (0.035)     (0.057)     (0.045)          (0.003)                --
                              --------       --------     -------     -------          -------            -------
NET ASSET VALUE, END OF
  PERIOD.................     $  1.000       $  1.000     $ 1.000     $ 1.000          $ 1.000            $13.350
                              ========       ========     =======     =======          =======            =======
TOTAL RETURN(b)..........         0.59%          3.59%       5.90%       4.63%            0.31%             12.66%
                              ========       ========     =======     =======          =======            =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $123,315       $116,946     $41,279     $13,971          $ 2,510            $35,582
Ratios to average net
  assets:
  Net expenses(a)........         0.65%          0.65%       0.65%       0.65%            0.65%              1.25%
  Gross expenses(a)......         0.67%          0.74%       1.22%       2.70%           12.29%              1.43%
  Net investment income
    (loss)(a)............         1.20%          3.16%       5.83%       4.69%            4.48%              4.73%
Portfolio turnover
  rate...................          N/A            N/A         N/A         N/A              N/A                 40%

                                            REAL ESTATE FUND
                           -------------------------------------------------------
                                 YEAR ENDED DECEMBER 31          FOR THE PERIOD
                           ----------------------------------      12/7/98* TO
                              2001        2000        1999         12/31/1998
                           ----------  ----------  ----------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $11.250     $ 8.940     $ 9.850          $10.000
                            -------     -------     -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............     0.629       0.388       0.477            0.082
  Net realized and
    unrealized gain
    (loss) on
    investments..........     0.772       2.402      (0.888)          (0.152)
                            -------     -------     -------          -------
  Total from Investment
    Operations...........     1.401       2.790      (0.411)          (0.070)
                            -------     -------     -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............    (0.618)     (0.417)     (0.447)          (0.080)
  In excess of net
    investment income....        --          --          --               --
  Net realized gain on
    investments..........    (0.183)     (0.054)         --               --
  In excess of net
    realized gain on
    investments..........        --      (0.009)         --               --
  Capital................        --          --      (0.052)              --
                            -------     -------     -------          -------
  Total distributions....    (0.801)     (0.480)     (0.499)          (0.080)
                            -------     -------     -------          -------
NET ASSET VALUE, END OF
  PERIOD.................   $11.850     $11.250     $ 8.940          $ 9.850
                            =======     =======     =======          =======
TOTAL RETURN(b)..........     12.58%      31.30%      (3.98)%          (0.71)%
                            =======     =======     =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................   $25,824     $17,162     $ 6,089          $ 4,930
Ratios to average net
  assets:
  Net expenses(a)........      1.25%       1.25%       1.25%            1.25%
  Gross expenses(a)......      1.68%       2.67%       3.39%            7.44%
  Net investment income
    (loss)(a)............      5.60%       6.13%       6.09%           12.16%
Portfolio turnover
  rate...................        25%         15%         13%               2%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                               ALGER       ALGER INCOME &      ALGER SMALL
                            GROWTH FUND     GROWTH FUND    CAPITALIZATION FUND                DAVIS FINANCIAL FUND
                           --------------  --------------  -------------------  ------------------------------------------------
                           FOR THE PERIOD  FOR THE PERIOD    FOR THE PERIOD       SIX MONTHS                   FOR THE PERIOD
                             4/1/02* TO      4/1/02* TO        4/1/02* TO            ENDED       YEAR ENDED      7/17/00* TO
                             6/30/2002^      6/30/2002^        6/30/2002^         6/30/2002^     12/31/2001      12/31/2000
                           --------------  --------------  -------------------  ---------------  ----------  -------------------
NET ASSET VALUE,
BEGINNING OF PERIOD......     $ 10.000        $ 10.000           $ 10.000          $ 10.490       $11.320          $10.000
                              --------        --------           --------          --------       -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............        0.001           0.003             (0.010)            0.013         0.015            0.013
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (1.431)         (1.263)            (1.180)           (1.153)       (0.757)           1.325
                              --------        --------           --------          --------       -------          -------
  Total from Investment
    Operations...........       (1.430)         (1.260)            (1.190)           (1.140)       (0.742)           1.338
                              --------        --------           --------          --------       -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --              --                 --                --            --           (0.013)
  In excess of net
    investment income....           --              --                 --                --            --               --
  Net realized gain on
    investments..........           --              --                 --                --        (0.088)          (0.005)
  In excess of net
    realized gain on
    investments..........           --              --                 --                --            --               --
  Capital................           --              --                 --                --            --               --
                              --------        --------           --------          --------       -------          -------
  Total distributions....           --              --                 --                --        (0.088)          (0.018)
                              --------        --------           --------          --------       -------          -------
NET ASSET VALUE, END OF
  PERIOD.................     $  8.570        $  8.740           $  8.810          $  9.350       $10.490          $11.320
                              ========        ========           ========          ========       =======          =======
TOTAL RETURN(b)..........      (14.30%)        (12.60%)           (11.90%)          (10.87%)        (6.57)%          13.39%
                              ========        ========           ========          ========       =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $  7,440        $  5,674           $  3,067          $  9,312       $10,153          $ 4,729
Ratios to average net
  assets:
  Net expenses(a)........         0.90%           0.80%              1.00%             0.90%         0.90%            0.90%
  Gross expenses(a)......         2.89%           2.92%              3.62%             1.95%         2.72%            5.50%
  Net investment income
    (loss)(a)............         0.08%           0.34%             (0.66%)            0.24%         0.20%            0.35%
Portfolio turnover
  rate...................           23%             31%                30%               40%           35%               1%


                                       DAVIS VENTURE VALUE FUND
                           ------------------------------------------------
                             SIX MONTHS                   FOR THE PERIOD
                                ENDED       YEAR ENDED      7/17/00* TO
                             6/30/2002^     12/31/2002      12/31/2000
                           ---------------  ----------  -------------------
NET ASSET VALUE,
BEGINNING OF PERIOD......     $  8.740       $ 9.830          $10.000
                              --------       -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............        0.022         0.049            0.028
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (0.932)       (1.092)          (0.172)(c)
                              --------       -------          -------
  Total from Investment
    Operations...........       (0.910)       (1.043)          (0.144)
                              --------       -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --        (0.047)          (0.026)
  In excess of net
    investment income....           --            --               --
  Net realized gain on
    investments..........           --            --               --
  In excess of net
    realized gain on
    investments..........           --            --               --
  Capital................           --            --               --
                              --------       -------          -------
  Total distributions....           --        (0.047)          (0.026)
                              --------       -------          -------
NET ASSET VALUE, END OF
  PERIOD.................     $  7.830       $ 8.740          $ 9.830
                              ========       =======          =======
TOTAL RETURN(b)..........      (10.41%)       (10.61)%          (1.42)%
                              ========       =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $ 35,058       $32,110          $12,611
Ratios to average net
  assets:
  Net expenses(a)........         0.90%         0.90%            0.90%
  Gross expenses(a)......         1.18%         1.28%            3.20%
  Net investment income
    (loss)(a)............         0.56%         0.51%            1.08%
Portfolio turnover
  rate...................           12%           84%               0%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) The amount shown for a share outstanding does not correspond with aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                                                               INVESCO
                                   INVESCO ENERGY FUND                   HEALTH SCIENCES FUND
                           ------------------------------------  ------------------------------------
                             SIX MONTHS       FOR THE PERIOD       SIX MONTHS       FOR THE PERIOD
                                ENDED           5/1/01* TO            ENDED           5/1/01* TO
                             6/30/2002^         12/31/2001         6/30/2002^         12/31/2001
                           ---------------  -------------------  ---------------  -------------------
NET ASSET VALUE,
BEGINNING OF PERIOD......     $  8.570           $ 10.000           $ 10.240           $ 10.000
                              --------           --------           --------           --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       (0.008)             0.012             (0.026)            (0.027)
  Net realized and
    unrealized gain
    (loss) on
    investments..........        0.448             (1.431)            (1.554)             0.267
                              --------           --------           --------           --------
  Total from Investment
    Operations...........        0.440             (1.419)            (1.580)             0.240
                              --------           --------           --------           --------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --             (0.011)                --                 --
  In excess of net
    investment income....           --                 --(c)              --                 --
  Net realized gain on
    investments..........           --                 --                 --                 --
  In excess of net
    realized gain on
    investments..........           --                 --                 --                 --
  Capital................           --                 --                 --                 --
                              --------           --------           --------           --------
  Total distributions....           --             (0.011)                --                 --
                              --------           --------           --------           --------
NET ASSET VALUE, END OF
  PERIOD.................     $  9.010           $  8.570           $  8.660           $ 10.240
                              ========           ========           ========           ========
TOTAL RETURN(b)..........         5.13%           (14.18%)           (15.43%)              2.40%
                              ========           ========           ========           ========
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $  5,896           $  3,348           $  7,680           $  7,435
Ratios to average net
  assets:
  Net expenses(a)........         1.25%              1.25%              1.25%              1.25%
  Gross expense(a).......         4.06%              5.24%              2.61%              3.89%
  Net investment income
    (loss)(a)............        (0.27%)             0.18%             (0.51%)            (0.54%)
Portfolio turnover
  rate...................           57%                75%                57%                46%

                                                                               INVESCO
                                 INVESCO TECHNOLOGY FUND               TELECOMMUNICATIONS FUND
                           ------------------------------------  ------------------------------------
                             SIX MONTHS       FOR THE PERIOD       SIX MONTHS       FOR THE PERIOD
                                ENDED           5/1/01* TO            ENDED           5/1/01* TO
                             6/30/2002^         12/31/2001         6/30/2002^         12/31/2001
                           ---------------  -------------------  ---------------  -------------------
NET ASSET VALUE,
BEGINNING OF PERIOD......     $  7.150           $ 10.000           $  5.570           $ 10.000
                              --------           --------           --------           --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       (0.035)             0.036             (0.003)                --(c)
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (2.405)            (2.886)            (2.427)            (4.430)
                              --------           --------           --------           --------
  Total from Investment
    Operations...........       (2.440)            (2.850)            (2.430)            (4.430)
                              --------           --------           --------           --------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --                 --                 --                 --
  In excess of net
    investment income....           --                 --                 --                 --
  Net realized gain on
    investments..........           --                 --                 --                 --
  In excess of net
    realized gain on
    investments..........           --                 --                 --                 --
  Capital................           --                 --                 --                 --
                              --------           --------           --------           --------
  Total distributions....           --                 --                 --                 --
                              --------           --------           --------           --------
NET ASSET VALUE, END OF
  PERIOD.................     $  4.710           $  7.150           $  3.140           $  5.570
                              ========           ========           ========           ========
TOTAL RETURN(b)..........      (34.13%)           (28.50%)           (43.63%)           (44.30%)
                              ========           ========           ========           ========
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $  2,785           $  4,127           $  1,316           $  2,089
Ratios to average net
  assets:
  Net expenses(a)........         1.25%              1.25%              1.25%              1.25%
  Gross expense(a).......         4.60%              5.86%              9.79%              8.84%
  Net investment income
    (loss)(a)............        (1.04%)            (0.94%)            (0.14%)            (0.02%)
Portfolio turnover
  rate...................           66%                57%                71%                58%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                     NEUBERGER BERMAN                      NEUBERGER BERMAN
                                   MID CAP GROWTH FUND                    MID CAP VALUE FUND                VALUE EQUITY FUND
                           ------------------------------------  ------------------------------------  ---------------------------
                             SIX MONTHS       FOR THE PERIOD       SIX MONTHS       FOR THE PERIOD       SIX MONTHS
                                ENDED           5/1/01* TO            ENDED           5/1/01* TO            ENDED       YEAR ENDED
                             6/30/2002^         12/31/2001         6/30/2002^         12/31/2001         6/30/2002^     12/31/2001
                           ---------------  -------------------  ---------------  -------------------  ---------------  ----------
NET ASSET VALUE,
BEGINNING OF PERIOD......     $  8.740           $ 10.000            $9.860             $10.000           $ 10.470       $11.290
                              --------           --------            ------             -------           --------       -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       (0.033)            (0.023)            0.006               0.032              0.032         0.057
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (1.467)            (1.237)            0.114              (0.140)            (1.752)       (0.344)
                              --------           --------            ------             -------           --------       -------
  Total from Investment
    Operations...........       (1.500)            (1.260)            0.120              (0.108)            (1.720)       (0.287)
                              --------           --------            ------             -------           --------       -------
LESS DISTRIBUTIONS FROM:
Net investment income....           --                 --                --              (0.032)                --        (0.057)
In excess of net
  investment income......           --                 --                --                  --                 --            --(c)
Net realized gain on
  investments............           --                 --                --                  --                 --        (0.265)
In excess of net realized
  gain on investments....           --                 --                --                  --                 --        (0.211)
Capital..................           --                 --                --                  --                 --            --
                              --------           --------            ------             -------           --------       -------
Total distributions......           --                 --                --              (0.032)                --        (0.533)
                              --------           --------            ------             -------           --------       -------
NET ASSET VALUE, END OF
  PERIOD.................     $  7.240           $  8.740            $9.980             $ 9.860           $  8.750       $10.470
                              ========           ========            ======             =======           ========       =======
TOTAL RETURN(b)..........      (17.26%)           (12.60%)             1.22%             (1.08%)           (16.43%)       (2.53%)
                              ========           ========            ======             =======           ========       =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $  4,118           $  4,235            $6,297             $ 3,515           $  7,236       $ 6,926
Ratios to average net
  assets:
  Net expenses(a)........         1.10%              1.10%             1.10%               1.10%              0.90%         0.90%
  Gross expense(a).......         3.82%              5.84%             3.98%               7.47%              2.71%         3.97%
  Net investment income
    (loss)(a)............        (0.78%)            (0.53%)            0.17%               0.69%              0.73%         0.75%
Portfolio turnover
  rate...................          110%                63%               40%                108%                31%           72%


                            VALUE EQUITY FUND                  VALUE MANAGED FUND
                           -------------------  ------------------------------------------------
                             FOR THE PERIOD       SIX MONTHS                   FOR THE PERIOD
                               7/17/00* TO           ENDED       YEAR ENDED      7/17/00* TO
                               12/31/2000         6/30/2002^     12/31/2001      12/31/2000
                           -------------------  ---------------  ----------  -------------------
NET ASSET VALUE,
BEGINNING OF PERIOD......        $10.000            $10.490       $11.300          $10.000
                                 -------            -------       -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............          0.036              0.030         0.075            0.085
  Net realized and
    unrealized gain
    (loss) on
    investments..........          1.297             (1.070)       (0.763)           1.300
                                 -------            -------       -------          -------
  Total from Investment
    Operations...........          1.333             (1.040)       (0.688)           1.385
                                 -------            -------       -------          -------
LESS DISTRIBUTIONS FROM:
Net investment income....         (0.038)                --        (0.075)          (0.085)
In excess of net
  investment income......             --                 --            --(c)            --(c)
Net realized gain on
  investments............             --                 --        (0.047)              --
In excess of net realized
  gain on investments....         (0.005)                --            --               --
Capital..................             --                 --            --               --
                                 -------            -------       -------          -------
Total distributions......         (0.043)                --        (0.122)          (0.085)
                                 -------            -------       -------          -------
NET ASSET VALUE, END OF
  PERIOD.................        $11.290            $ 9.450       $10.490          $11.300
                                 =======            =======       =======          =======
TOTAL RETURN(b)..........          13.35%            (9.91%)       (6.08%)           13.88%
                                 =======            =======       =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................        $ 2,579            $ 4,961       $ 4,629          $ 2,397
Ratios to average net
  assets:
  Net expenses(a)........           0.90%              0.90%         0.90%            0.90%
  Gross expense(a).......           7.65%              3.48%         4.68%            7.84%
  Net investment income
    (loss)(a)............           0.81%              0.66%         0.88%            1.80%
Portfolio turnover
  rate...................             38%                25%           54%              32%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                          VALUE MID CAP FUND                               VALUE SMALL CAP FUND
                           ------------------------------------------------  ------------------------------------------------

                             SIX MONTHS                   FOR THE PERIOD       SIX MONTHS                   FOR THE PERIOD
                                ENDED       YEAR ENDED      7/17/00* TO           ENDED       YEAR ENDED      7/17/00* TO
                             6/30/2002^     12/31/2001      12/31/2000         6/30/2002^     12/31/2001      12/31/2000
                           ---------------  ----------  -------------------  ---------------  ----------  -------------------
NET ASSET VALUE,
BEGINNING OF PERIOD......      $10.980       $10.290          $10.000            $12.820       $11.930          $10.000
                               -------       -------          -------            -------       -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............           --         0.016            0.021             (0.015)       (0.005)           0.065
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (0.600)        0.688            0.312             (0.075)        1.062            2.109
                               -------       -------          -------            -------       -------          -------
  Total from Investment
    Operations...........       (0.600)        0.704            0.333             (0.090)        1.057            2.174
                               -------       -------          -------            -------       -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --(c)     (0.014)          (0.021)                --            --(c)        (0.065)
  In excess of net
    investment income....           --            --               --(c)              --        (0.002)          (0.001)
  Net realized gain on
    investments..........           --            --               --                 --        (0.165)          (0.178)
  In excess of net
    realized gain on
    investments..........           --            --           (0.022)                --            --               --
  Capital................           --            --               --                 --            --               --
                               -------       -------          -------            -------       -------          -------
  Total distributions....           --        (0.014)          (0.043)                --        (0.167)          (0.244)
                               -------       -------          -------            -------       -------          -------
NET ASSET VALUE, END OF
  PERIOD.................      $10.380       $10.980          $10.290            $12.730       $12.820          $11.930
                               =======       =======          =======            =======       =======          =======
TOTAL RETURN(b)..........       (5.46%)         6.84%            3.37%            (0.70%)         8.91%           21.91%
                               =======       =======          =======            =======       =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $18,396       $15,040          $ 8,122            $30,510       $22,140          $ 5,973
Ratios to average net
  assets:
  Net expenses(a)........         1.00%         1.00%            1.00%              1.00%         1.00%            1.00%
  Gross expense(a).......         1.76%         1.70%            4.27%              1.36%         2.06%            5.02%
  Net investment income
    (loss)(a)............         0.00%         0.12%            0.71%             (0.27%)       (0.08%)           1.83%
Portfolio turnover
  rate...................           53%          158%              36%                81%          138%              42%

                                              BLUE CHIP MID CAP FUND
                           ------------------------------------------------------------
                                                  YEAR ENDED
                             SIX MONTHS          DECEMBER 31          FOR THE PERIOD
                                ENDED       ----------------------      9/1/99* TO
                             6/30/2002^        2001        2000         12/31/1999
                           ---------------  ----------  ----------  -------------------
NET ASSET VALUE,
BEGINNING OF PERIOD......      $13.480       $13.930     $12.300          $10.000
                               -------       -------     -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       (0.017)       (0.022)     (0.018)              --
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (0.383)       (0.428)      2.994            2.683
                               -------       -------     -------          -------
  Total from Investment
    Operations...........       (0.400)       (0.450)      2.976            2.683
                               -------       -------     -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --            --          --               --
  In excess of net
    investment income....           --            --          --               --
  Net realized gain on
    investments..........           --            --      (0.968)          (0.383)
  In excess of net
    realized gain on
    investments..........           --            --      (0.378)              --
  Capital................           --            --          --               --
                               -------       -------     -------          -------
  Total distributions....           --            --      (1.346)          (0.383)
                               -------       -------     -------          -------
NET ASSET VALUE, END OF
  PERIOD.................      $13.080       $13.480     $13.930          $12.300
                               =======       =======     =======          =======
TOTAL RETURN(b)..........       (2.97%)       (3.23%)      24.96%           27.07%
                               =======       =======     =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $57,766       $52,357     $37,593          $ 6,780
Ratios to average net
  assets:
  Net expenses(a)........         1.00%         1.00%       1.00%            1.00%
  Gross expense(a).......         1.16%         1.26%       1.96%            4.11%
  Net investment income
    (loss)(a)............        (0.26%)       (0.17%)     (0.26%)          (0.16%)
Portfolio turnover
  rate...................           34%          125%        138%              51%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                            INVESTORS FOUNDATION FUND                               SELECT EQUITY FUND
                           ------------------------------------------------------------  ----------------------------------------
                                                  YEAR ENDED                                                    YEAR ENDED
                             SIX MONTHS          DECEMBER 31          FOR THE PERIOD       SIX MONTHS           DECEMBER 31
                                ENDED       ----------------------      9/1/99* TO            ENDED       -----------------------
                             6/30/2002^        2001        2000         12/31/1999         6/30/2002^        2001         2000
                           ---------------  ----------  ----------  -------------------  ---------------  -----------  ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $  8.920       $ 9.720     $11.190          $10.000           $  9.140       $ 10.970     $12.640
                              --------       -------     -------          -------           --------       --------     -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............        0.012         0.029       0.017            0.015             (0.004)         0.045       0.005
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (1.502)       (0.800)     (0.708)           1.197             (2.136)        (1.824)     (1.251)
                              --------       -------     -------          -------           --------       --------     -------
  Total from Investment
    Operations...........       (1.490)       (0.771)     (0.691)           1.212             (2.140)        (1.779)     (1.246)
                              --------       -------     -------          -------           --------       --------     -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --        (0.029)     (0.017)          (0.015)                --         (0.051)     (0.005)
  In excess of net
    investment income....           --            --(c)       --(c)            --                 --             --          --(c)
  Net realized gain on
    investments..........           --            --      (0.495)          (0.007)                --             --      (0.123)
  In excess of net
    realized gain on
    investments..........           --            --      (0.267)              --                 --             --      (0.296)
  Capital................           --            --          --               --                 --             --          --
                              --------       -------     -------          -------           --------       --------     -------
  Total distributions....           --        (0.029)     (0.779)          (0.022)                --         (0.051)     (0.424)
                              --------       -------     -------          -------           --------       --------     -------
NET ASSET VALUE, END OF
  PERIOD.................     $  7.430       $ 8.920     $ 9.720          $11.190           $  7.000       $  9.140     $10.970
                              ========       =======     =======          =======           ========       ========     =======
TOTAL RETURN(b)..........      (16.70%)       (7.93%)     (5.94%)           12.13%           (23.41%)       (16.22%)     (9.71%)
                              ========       =======     =======          =======           ========       ========     =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $  6,706       $ 6,658     $ 5,653          $ 3,867           $  9,093       $ 11,448     $14,848
Ratios to average net
  assets:
  Net expenses(a)........         0.90%         0.90%       0.90%            0.90%              0.90%          0.90%       0.90%
  Gross expenses(a)......         2.81%         3.34%       3.99%            5.12%              2.08%          1.50%       2.44%
  Net Investment income
    (loss)(a)............         0.32%         0.34%       0.18%            0.46%             (0.10%)         0.31%       0.07%
Portfolio turnover
  rate...................           86%          119%         82%              31%                69%           263%        271%

                           SELECT EQUITY FUND
                           -------------------

                             FOR THE PERIOD
                               9/1/99* TO
                               12/31/1999
                           -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....        $10.000
                                 -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............             --
  Net realized and
    unrealized gain
    (loss) on
    investments..........          2.640
                                 -------
  Total from Investment
    Operations...........          2.640
                                 -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............             --
  In excess of net
    investment income....             --
  Net realized gain on
    investments..........             --
  In excess of net
    realized gain on
    investments..........             --
  Capital................             --
                                 -------
  Total distributions....             --
                                 -------
NET ASSET VALUE, END OF
  PERIOD.................        $12.640
                                 =======
TOTAL RETURN(b)..........          26.40%
                                 =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................        $ 5,140
Ratios to average net
  assets:
  Net expenses(a)........           0.90%
  Gross expenses(a)......           4.25%
  Net Investment income
    (loss)(a)............          (0.06%)
Portfolio turnover
  rate...................             51%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware business trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of twenty two funds (each referred to as a "Fund" collectively as "the Funds"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital All Cap Fund ("All Cap Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), Sun Capital Money Market Fund ("Money Market Fund"), the Sun Capital Real Estate Fund ("Real Estate Fund"), SC Alger Growth Fund ("Alger Growth Fund"), SC Alger Income & Growth Fund ("Alger Income & Growth Fund"), SC Alger Small Capitalization Fund ("Alger Small Capitalization Fund"), SC Davis Financial Fund ("Davis Financial Fund"), SC Davis Venture Value Fund ("Davis Venture Value Fund"), SC INVESCO Energy Fund ("INVESCO Energy Fund"), SC INVESCO Health Sciences Fund ("INVESCO Health Sciences Fund"), SC INVESCO Technology Fund ("INVESCO Technology Fund"), SC INVESCO Telecommunications Fund ("INVESCO Telecommunications Fund"), SC Neuberger Berman Mid Cap Growth Fund ("Neuberger Berman Mid Cap Growth Fund"), SC Neuberger Berman Mid Cap Value Fund (" Neuberger Berman Mid Cap Value Fund"), SC Value Equity Fund ("Value Equity Fund"), SC Value Managed Fund ("Value Managed Fund"), SC Value Mid Cap Fund ("Value Mid Cap Fund"), SC Value Small Cap Fund ("Value Small Cap Fund"), SC Blue Chip Mid Cap Fund ("Blue Chip Mid Cap Fund"), SC Investors Foundation Fund ("Investors Foundation Fund") and the SC Select Equity Fund ("Select Equity Fund"). Each of the Funds, other than the Real Estate Fund and the Select Equity Fund, are classified as diversified funds under the 1940 Act. The Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund commenced operations on April 1, 2002. The All Cap Fund commenced operations on May 1, 2002.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)       SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INCOME

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

The Real Estate Fund, Davis Financial Fund, INVESCO Energy Fund, INVESCO Health Sciences Fund, INVESCO Technology Fund and INVESCO Telecommunications Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject each of these funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund has qualified and intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)       SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

At December 31, 2001, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

                                          EXPIRES DECEMBER 31,
                                     ------------------------------
                                       2007      2008       2009
                                     --------  --------  ----------
Money Market Fund..................  $  1,748  $    157  $       --
Davis Financial Fund...............        --        --     229,846
Davis Venture Value Fund...........        --     4,588     764,787
INVESCO Energy Fund................        --        --     318,302
INVESCO Health Sciences Fund.......        --        --     111,093
INVESCO Technology Fund............        --        --     405,194
INVESCO Telecommunications Fund....        --        --     537,588
Neuberger Berman Mid Cap Growth
 Fund..............................        --        --     414,660
Neuberger Berman Mid Cap Value
 Fund..............................        --        --     132,216
Value Mid Cap Fund.................        --        --      33,323
Blue Chip Mid Cap Fund.............        --        --   3,639,931
Investors Foundation Fund..........        --        --     462,398
Select Equity Fund.................        --        --   3,929,604

Under current tax law, certain capital losses realized after October 31 within taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2001, the following Funds elected to defer net losses arising between November 1, 2001 and December 31, 2001.

                                                      AMOUNT
                                                    ----------
Investment Grade Bond Fund........................  $  339,271
Davis Financial Fund..............................       7,414
Davis Venture Value Fund..........................   1,816,393
INVESCO Energy Fund...............................     154,917
INVESCO Health Sciences Fund......................      26,192
INVESCO Technology Fund...........................      80,834
Neuberger Berman Mid Cap Growth Fund..............       8,299
Neuberger Berman Mid Cap Value Fund...............      15,060
Value Mid Cap Fund................................      60,396
Value Managed Fund................................      45,110
Blue Chip Mid Cap Fund............................     325,220
Investors Foundation Fund.........................      23,132
Select Equity Fund................................     116,014

DOLLAR ROLL TRANSACTIONS

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into "covered" rolls. A "covered" roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)       SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

OPTIONS

A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may write covered put and call options and purchase put and call options for hedging or investment purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has

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realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded.

EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

DIVIDENDS AND DISTRIBUTIONS

The Investment Grade Bond Fund and Money Market Fund declare dividends daily from net investment income, if any. Each of the remaining Funds in the Trust distributes net investment income, if any, annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

Sun Capital Advisers, Inc. (the "Adviser") is the investment adviser to the Investment Grade Bond Fund, Money Market Fund, and Real Estate Fund under an investment advisory agreement with the Trust dated November 4, 1998. The Adviser is the investment adviser to the Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund under separate investment advisory agreements with the Trust dated August 27, 1999. The Adviser is the investment adviser to the Davis Financial Fund, Davis Venture Value Fund, Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund under separate investment advisory agreements with the Trust dated May 1, 2000. The Adviser is the investment adviser to the INVESCO Energy Fund, INVESCO Health Sciences Fund, INVESCO Technology Fund, INVESCO Telecommunications Fund, Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman Mid Cap Value Fund under separate investment advisory agreements with the Trust dated May 1, 2001. The Adviser is the investment adviser to the Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund under separate investment advisory agreements with the Trust dated April 1, 2002. The Adviser is the investment adviser to the All Cap Fund under separate investment advisory agreement with the Trust dated May 1, 2002. The Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), ("Sun Life (U.S.)") which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life of Canada"). Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), a holding company, is the ultimate parent of Sun Life of Canada and the Adviser. The Adviser has retained Wellington Management Company LLP at its own cost, as subadviser for Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund, Davis Selected Advisers L.P., as subadviser for the Davis Financial Fund, and the Davis Venture Value Fund, OpCap Advisors, as subadviser for the Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund, INVESCO Funds Group, Inc., as

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subadviser for the INVESCO Energy Fund, INVESCO Health Sciences Fund, INVESCO
Technology Fund, and INVESCO Telecommunications Fund, Neuberger Berman Management Inc., as subadviser for the Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman Mid Cap Value Fund, and Fred Alger Management, Inc., as subadviser for the Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

                                                                  ADVISORY
                                          DAILY NET ASSETS            FEE
All Cap Fund                          All                            0.70%

Investment Grade Bond Fund            All                            0.60%

Money Market Fund                     All                            0.50%

Real Estate Fund                      All                            0.95%

Alger Growth Fund                     All                            0.75%

Alger Income & Growth Fund            All                           0.625%

Alger Small Capitalization Fund       All                            0.85%

Davis Financial Fund                  $0-$500 million                0.75%
Davis Venture Value Fund              over $500 million              0.70%

INVESCO Energy Fund                   $0-$750 million                1.05%
INVESCO Health Sciences Fund          over $750 million              1.00%
INVESCO Technology Fund
INVESCO Telecommunications Fund

Neuberger Berman Mid Cap Growth Fund  $0-$750 million                0.95%
Neuberger Berman Mid Cap Value Fund   over $750 million              0.90%

Value Equity Fund                     $0-$400 million                0.80%
Value Managed Fund                    $400 million-$800 million      0.75%
Value Mid Cap Fund                    over $800 million              0.70%
Value Small Cap Fund

Blue Chip Mid Cap Fund                $0-$300 million                0.80%
                                      over $300 million              0.75%

Investors Foundation Fund             $0-$300 million                0.75%
Select Equity Fund                    over $300 million              0.70%

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LIMITATIONS

The Adviser has voluntarily agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to:

                                                    TOTAL OPERATING EXPENSE
                                                    -----------------------
All Cap Fund......................................            0.90%
Investment Grade Bond Fund........................            0.75%
Money Market Fund.................................            0.65%
Real Estate Fund..................................            1.25%
Alger Growth Fund.................................            0.90%
Alger Income & Growth Fund........................            0.80%
Alger Small Capitalization Fund...................            1.00%
Davis Financial Fund..............................            0.90%
Davis Venture Value Fund..........................            0.90%
INVESCO Energy Fund...............................            1.25%
INVESCO Health Sciences Fund......................            1.25%
INVESCO Technology Fund...........................            1.25%
INVESCO Telecommunications Fund...................            1.25%
Neuberger Berman Mid Cap Growth Fund..............            1.10%
Neuberger Berman Mid Cap Value Fund...............            1.10%
Value Equity Fund.................................            0.90%
Value Managed Fund................................            0.90%
Value Mid Cap Fund................................            1.00%
Value Small Cap Fund..............................            1.00%
Blue Chip Mid Cap Fund............................            1.00%
Investors Foundation Fund.........................            0.90%
Select Equity Fund................................            0.90%

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--------------------------------------------------------------------------------

The Adviser has voluntarily agreed to maintain the above limits for an indefinite period of time. For the period ended June 30, 2002, the Adviser did not impose all or part of its advisory fee, resulting in the following waivers and reimbursements:

                                                        EXPENSES
                                          FEES WAIVED  REIMBURSED
                                          -----------  ----------
All Cap Fund............................   $  2,394     $  6,881
Investment Grade Bond Fund..............     30,823           --
Money Market Fund.......................     13,388           --
Real Estate Fund........................     27,950           --
Alger Growth Fund.......................      5,211        8,642
Alger Income & Growth Fund..............      4,050        9,710
Alger Small Capitalization Fund.........      4,572        9,516
Davis Financial Fund....................     40,498       16,306
Davis Venture Value Fund................     49,335           --
INVESCO Energy Fund.....................     20,813       34,811
INVESCO Health Sciences Fund............     47,749       13,953
INVESCO Technology Fund.................     20,962       45,809
INVESCO Telecommunications Fund.........      8,879       63,314
Neuberger Berman Mid Cap Growth Fund....     22,839       42,637
Neuberger Berman Mid Cap Value Fund.....     22,785       46,253
Value Equity Fund.......................     28,915       36,504
Value Managed Fund......................     19,205       42,828
Value Mid Cap Fund......................     61,232           --
Value Small Cap Fund....................     49,107           --
Blue Chip Mid Cap Fund..................     44,700           --
Investors Foundation Fund...............     25,900       40,223
Select Equity Fund......................     41,090       23,443

To the extent that a Fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years.

TRUSTEES' COMPENSATION

Trustees' fees are paid by the Trust to each independent trustee of the Trust. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life (U.S.) or Sun Life of Canada, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life (U.S.) or Sun Life of Canada. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life (U.S.) or Sun Life of Canada.

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--------------------------------------------------------------------------------

NOTE D -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the period ended June 30, 2002 were as follows:

                                   NON-                      NON-
                                GOVERNMENT   GOVERNMENT   GOVERNMENT   GOVERNMENT
                                 PURCHASES    PURCHASES      SALES        SALES
                                -----------  -----------  -----------  -----------
All Cap Fund*.................  $ 2,437,976  $        --  $   445,638  $        --
Investment Grade Bond Fund....   29,406,357   34,466,341   13,661,251   16,095,520
Real Estate Fund..............   18,617,039           --   12,302,361           --
Alger Growth Fund**...........    7,454,560       21,209      823,301        3,222
Alger Income & Growth
 Fund**.......................    6,628,759      124,396    1,003,668       16,110
Alger Small Capitalization
 Fund**.......................    3,890,188       15,186      657,216           --
Davis Financial Fund..........    5,234,592           --    3,870,025           --
Davis Venture Value Fund......    9,604,449           --    3,889,122           --
INVESCO Energy Fund...........    4,283,876           --    2,200,879           --
INVESCO Health Sciences
 Fund.........................    7,099,154           --    4,916,953           --
INVESCO Technology Fund.......    2,727,518           --    2,390,074           --
INVESCO Telecommunications
 Fund.........................    1,291,267           --    1,004,175           --
Neuberger Berman Mid Cap
 Growth Fund..................    5,965,584           --    4,884,746           --
Neuberger Berman Mid Cap Value
 Fund.........................    4,406,953           --    1,794,553           --
Value Equity Fund.............    3,495,434      128,556    2,128,673           --
Value Managed Fund............    1,556,377      203,250      983,920           --
Value Mid Cap Fund............   10,334,585           --    8,257,444           --
Value Small Cap Fund..........   30,276,117           --   21,066,954           --
Blue Chip Mid Cap Fund........   24,205,265           --   18,695,534           --
Investors Foundation Fund.....    4,781,177       31,620           --           --
Select Equity Fund............    7,522,565           --    7,117,268           --

 * For the period May 1, 2002 (commencement of operations) to June 30, 2002. ** For the period April 1, 2002 (commencement of operations) to June 30, 2002.

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the period ended June 30, 2002 were $416,012,060 and $413,037,075, respectively.

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The identified cost for federal income tax purposes of investments owned by each
Fund and their respective gross unrealized appreciation and depreciation at June 30, 2002 were as follows:

                                                       GROSS UNREALIZED        NET UNREALIZED
                                                 ----------------------------  APPRECIATION/
                                IDENTIFIED COST  APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
                                ---------------  ------------  --------------  --------------
All Cap Fund..................   $  1,976,670     $   22,956    $  (298,823)     $ (275,867)
Investment Grade Bond Fund....    112,568,131      1,928,630     (1,997,167)        (68,537)
Money Market Fund.............    119,589,204             --             --              --
Real Estate Fund..............     32,068,491      3,794,367        (17,871)      3,776,496
Alger Growth Fund.............     10,650,889         37,935       (332,488)       (294,553)
Alger Income & Growth Fund....      8,165,300         50,712       (253,327)       (202,615)
Alger Small Capitalization
 Fund.........................      3,223,208         91,170       (227,418)       (136,248)
Davis Financial Fund..........      9,991,844        446,326     (1,344,616)       (898,290)
Davis Venture Value Fund......     38,436,342      1,313,473     (4,509,599)     (3,196,126)
INVESCO Energy Fund...........      6,848,596        303,027       (320,377)        (17,350)
INVESCO Health Sciences
 Fund.........................      8,024,295        369,445       (636,353)       (266,908)
INVESCO Technology Fund.......      3,896,549         56,149     (1,013,455)       (957,306)
INVESCO Telecommunications
 Fund.........................      1,910,211          2,771       (601,235)       (598,464)
Neuberger Berman Mid Cap
 Growth Fund..................      4,430,388        142,682       (541,556)       (398,874)
Neuberger Berman Mid Cap Value
 Fund.........................      6,247,307        355,941       (172,356)        183,585
Value Equity Fund.............      8,543,128        131,231     (1,443,029)     (1,311,798)
Value Managed Fund............      5,381,515        208,283       (625,102)       (416,819)
Value Mid Cap Fund............     18,796,884      1,219,253     (1,022,913)        196,340
Value Small Cap Fund..........     30,700,202      1,765,206     (1,983,468)       (218,262)
Blue Chip Mid Cap Fund........     55,545,992      5,986,582     (3,917,816)      2,068,766
Investors Foundation Fund.....      7,463,424        258,766     (1,055,999)       (797,233)
Select Equity Fund............     11,437,858        137,724     (2,064,970)     (1,927,246)

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WRITTEN OPTION TRANSACTIONS

Transactions in written options for puts and calls for the period ended June 30, 2002 were as follows:

INVESCO TECHNOLOGY FUND

                                          NUMBER OF  AMOUNT OF
                                          CONTRACTS  PREMIUMS
                                          ---------  ---------
Options outstanding at beginning of
 year...................................      42     $ 16,955
Options written.........................     175       42,492
Options terminated in closing purchase
 transactions...........................    (153)     (42,466)
Options expired.........................     (35)     (12,646)
                                            ----     --------
Options outstanding at end of period....      29     $  4,335
                                            ====     ========

INVESCO TELECOMMUNICATIONS FUND

                                          NUMBER OF  AMOUNT OF
                                          CONTRACTS  PREMIUMS
                                          ---------  ---------
Options outstanding at beginning of
 year...................................      8       $ 1,196
Options written.........................     21         2,882
Options terminated in closing purchase
 transactions...........................     (7)       (1,029)
Options expired.........................     (9)       (1,326)
Options exercised.......................     (4)         (688)
                                             --       -------
Options outstanding at end of period....      9       $ 1,035
                                             ==       =======

                                      136
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                                                      SUN CAPITAL ADVISERS TRUST

--------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS
                            GRAHAM E. JONES, TRUSTEE
                          ANTHONY C. PADDOCK, TRUSTEE
                        WILLIAM N. SEARCY, JR., TRUSTEE
             C. JAMES PRIEUR, CHAIRMAN, EXECUTIVE V.P. AND TRUSTEE
                JAMES M.A. ANDERSON, PRESIDENT, CEO AND TRUSTEE
                       JAMES F. ALBAN, TREASURER AND CFO
                      SUSAN J. WALSH, ASSISTANT TREASURER
                      DAVEY S. SCOON, ASSISTANT TREASURER
                         RICHARD GORDON, VICE PRESIDENT
                        JOHN T. DONNELLY, VICE PRESIDENT
                           MAURA A. MURPHY, SECRETARY

                               INVESTMENT ADVISER
                           SUN CAPITAL ADVISERS, INC.
                          ONE SUN LIFE EXECUTIVE PARK
                           WELLESLEY HILLS, MA 02481

                              INDEPENDENT AUDITORS
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                                BOSTON, MA 02116

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                       STATE STREET BANK & TRUST COMPANY
                              225 FRANKLIN STREET
                                BOSTON, MA 02110

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                                BOSTON, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.